UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-03605

                                                     Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                             Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

                             Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (312) 557-7547

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2015

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

19	SCHEDULES OF INVESTMENTS

19	DIVERSIFIED ASSETS PORTFOLIO

25	TREASURY PORTFOLIO

27	TAX-EXEMPT PORTFOLIO

37	U.S. GOVERNMENT PORTFOLIO

40	U.S. GOVERNMENT SELECT PORTFOLIO

44	MUNICIPAL PORTFOLIO

64	ABBREVIATIONS AND OTHER INFORMATION

65	NOTES TO THE FINANCIAL STATEMENTS

73	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

74	TAX AND DISTRIBUTION INFORMATION

75	FUND EXPENSES

77	TRUSTEES AND OFFICERS

81	INVESTMENT CONSIDERATIONS

82	INDEX DEFINITIONS

84	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2015, the U.S. Federal Reserve prepared the markets for the likelihood that the start of policy normalization in the form of a short-term interest rate hike would occur in 2015. While many investors had been anticipating a September 2015 interest rate rise, over time it became less likely that the Federal Open Market Committee (“FOMC”) would initiate its first rate hike amid tightening market conditions, heightened volatility, a stronger dollar, a lower projected inflation path, and uncertainty regarding the weakening of the Chinese economy and possible spillover effects. Following a September Federal Reserve meeting with no rate hike, investors began to doubt whether an increase would occur in 2015. That sentiment changed following the Federal Reserve’s October meeting statement, where the FOMC removed language regarding international developments and substituted language concerning “whether it will be appropriate to raise the target rate at its next meeting.”

Following a dismal first quarter, the U.S. economy bounced back for the remainder of the period despite weaker global growth, and the U.S. unemployment rate fell to 5%. Core inflation also remained persistently low. Credit spreads began to widen during the second quarter and remained so throughout the period. Initially this was more evident for issuances three months and out, but it began to affect maturities in the one-month area as the December FOMC meeting approached. Treasuries and agencies also experienced widening spreads.

For the 12-month period ended November 30, 2015, the Portfolio posted a 0.01% (Shares class) return compared with the 0.05% return of its benchmark, iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2015, the Portfolio’s 7-day current yield was 0.01%. We have maintained a neutral to long duration for the Portfolio relative to its benchmark. We also continue to position the Portfolio conservatively by remaining highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.05%	0.01	%*
FIVE YEAR	0.02	0.02	0.05
TEN YEAR	1.24	1.15	1.33

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.08% for Shares and -0.08% for Service Shares as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	26.7%
2 - 15 DAYS	18.9
16 - 30 DAYS	13.6
31 - 60 DAYS	10.0
61 - 97 DAYS	16.5
98 - 180 DAYS	10.2
181 - 270 DAYS	1.4
271 - 366 DAYS	2.7

PORTFOLIO MANAGERS
JENNIFER GRECA With Northern Trust since 2000 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$9,758,559,357

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.36%
SERVICE SHARES	0.61
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.21%
SERVICE SHARES	0.21
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2015, the Treasury Portfolio returned 0.01%, compared with the 0.01% return of its benchmark, iMoneyNet Fund Average™ — Treasury & Repo Institutional. Short-term Treasury rates were anchored near zero for most of the period, driven by U.S. Federal Reserve policy. The U.S. economy continued to grow at a modest pace during the past 12 months. After contracting slightly in the first quarter due to transitory factors such as the West Coast port shutdown, U.S. growth bounced back strongly. Domestic GDP grew at an annualized rate of 3.9% for the second quarter, and by 2.1% for the third quarter. Labor data continued to improve as U.S. unemployment fell to 5%. At the same time, inflation continued to be weak, remaining below the Federal Reserve’s target of 2%. Chronically low inflation has represented a challenge for global central banks. The world’s central banks have also faced weak global growth, a collapse in commodity prices triggered by a slowdown in the Chinese manufacturing sector, and a worldwide output gap.

The Treasury Portfolio maintained a neutral to long duration over the course of the 12-month period. As discussed, Treasury bill rates were anchored near zero as the market was convinced that the Federal Reserve would hold rates steady in the face of weakening international growth and troubling geopolitical events. It was only following the Federal Open Market Committee (“FOMC”) October meeting statement, where the Federal Reserve explicitly stated that it would consider raising interest rates at its next meeting, that Treasury bill rates finally increased.

While short-term Treasury bills and Treasury repo were in short supply during the period, the Federal Reserve’s reverse repo facility provided much-needed liquidity at a rate of 0.05%, providing a floor to rates. In light of the current weak economic backdrop, the Treasury Portfolio is maintaining a long duration, along with a high level of liquidity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%
FIVE YEAR	0.02	0.01
SINCE INCEPTION	0.04	N/A

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.06% as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	46.4%
2 - 15 DAYS	10.5
16 - 30 DAYS	10.8
31 - 60 DAYS	17.5
61 - 97 DAYS	4.5
98 - 180 DAYS	1.7
181 - 270 DAYS	1.1
271 - 366 DAYS	7.5

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$16,591,395,611

NET ASSET VALUE
SHARES	$1.00
GROSS EXPENSE RATIO(1)
SHARES	0.21%
NET EXPENSE RATIO
SHARES	0.08%

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2015, the Tax-Exempt Portfolio offered institutional investors diversified tax-exempt investing and liquidity throughout its most recent fiscal year. Throughout the period, the managers focused on maximizing holdings of tax-free securities that are exempt from the Alternative Minimum Tax. The Portfolio also attracted significant additional assets during the period, and the managers invested the new cash in municipal credits with strong financial profiles that represented minimal credit risk.

For its most recent fiscal year ended November 30, 2015, the Portfolio posted a 0.01% return (Shares class), compared with the 0.01% return of its benchmark, iMoneyNet Fund Average™ — Tax-Free Institutional category. Throughout the period, U.S. economic releases confirmed that the domestic economy was continuing to improve. Year-over-year U.S. GDP showed positive growth, while unemployment fell to a cyclical low of 5%. In response, members of the Federal Open Market Committee (“FOMC”) began to voice their desire to lift policy rates higher. As we moved through the 12-month period, fixed-income markets began to “price in” the probability that the FOMC would raise rates by year end 2015.

Given these developments, the Portfolio’s managers employed a “barbelled” approach to Portfolio duration. Within the short-duration municipal market, the Portfolio’s managers saw the one-year yield curve steepen significantly. Strong demand for daily and weekly municipal variable rate demand notes, or VRDNs, pushed yield re-set levels lower, while yields offered by fixed-rate one-year notes climbed. The shift in the yield curve made fixed-rate notes look increasingly compelling, thus the Portfolio’s managers selectively purchased fixed-rate notes to lock in yield and maintain duration approximately five days longer than the Portfolio’s peer group. Lastly, the Portfolio’s liquidity position was managed by purchasing daily and weekly municipal VRDNs that approximated 75% of Portfolio holdings.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.01	0.01	0.02
TEN YEAR	0.90	0.80	0.88

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.28% for Shares and -0.28% for Service Shares as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	24.9%
2 - 15 DAYS	58.0
31 - 60 DAYS	1.0
61 - 97 DAYS	1.6
98 - 180 DAYS	2.5
181 - 270 DAYS	7.3
271 - 366 DAYS	4.5
367 - 397 DAYS	0.2

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	BTEXX
SERVICE SHARES	BTSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
PREMIER SHARES*	7/11/01
TOTAL NET ASSETS	$1,673,574,399

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.62
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.06%
SERVICE SHARES	0.06
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2015, there were prolonged periods of range-bound trading, followed by a resurgence of market volatility in response to signs of weakening economic growth in China during the late summer. Disruptions across global markets were sufficiently severe for the Federal Open Market Committee (“FOMC”) to keep interest rates pegged near zero at their much-anticipated September meeting. As the markets calmed, Janet Yellen used the Federal Reserve’s October meeting to set the stage for a potential first interest rate increase in nearly a decade at the December meeting. Conversely, Mario Draghi and the European Central Bank prepared markets for additional rate cuts and extended quantitative easing at their final meeting for 2015. Continued divergence in monetary policy among the world’s largest central banks appears likely for much of next year as well, with U.S. dollar strength expected to persist.

Distortions in Treasury bill issuance related to the U.S. debt ceiling, as well as shifting expectations surrounding the timing of potential interest rate increases, prompted more active trading in the money markets this past 12-month period compared with the prior period. The Federal Reserve continued to test its Reverse Repo Facility and expanded the list of eligible counterparties in an effort to ensure that it has adequate control over short-term interest rates. Given the FOMC’s commitment to remain supportive of the U.S. economy, as well as expectations that challenging supply dynamics for U.S. government securities will continue, we selectively added duration to remain long to the Portfolio’s peer group while maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent fiscal year ended November 30, 2015, the Portfolio posted a 0.01% (Shares class) return, compared with the 0.01% return of its benchmark, iMoneyNet Fund Average™ — Government/Agencies Institutional. As of November 30, 2015, the Portfolio’s 7-day current yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.01	0.01	0.02
TEN YEAR	1.19	1.11	1.21

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.17% for Shares and -0.17% for Service Shares as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the U.S. Government Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	41.8%
2 - 15 DAYS	10.3
16 - 30 DAYS	8.5
31 - 60 DAYS	9.3
61 - 97 DAYS	13.9
98 - 180 DAYS	6.6
181 - 270 DAYS	6.5
271 - 366 DAYS	3.1

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$5,904,116,405

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.62
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.12%
SERVICE SHARES	0.12
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2015, expectations for divergent monetary policy among the world’s major central banks dominated market sentiment during the past 12 months, with bouts of investor uncertainty that prompted waves of market volatility. In the United States, the Federal Open Market Committee (“FOMC”) spent much of the period convincing markets that it would increase the federal funds target rate by year-end 2015. Conversely, Mario Draghi and the European Central Bank spent most of the period contemplating further monetary policy easing. Commodity prices suffered from weakening economic growth in China, as well as an oil production glut from OPEC. U.S. economic growth remained positive but modest, while unemployment fell steadily, strengthening the FOMC’s case for normalizing monetary policy. Janet Yellen’s Federal Reserve has gone to great lengths to emphasize the importance of the pace of subsequent interest rate increases rather than the timing of the first interest rate hike, while remaining “data dependent.”

As market participants “priced in” their expectations for potential interest rate increases in 2015 and 2016, money market yields inched higher, despite inflows into government money market funds. Federal Home Loan Banks continued to increase the overall size of their discount note issuance, partially tempering the dramatic swings in Treasury bill issuance. Given the FOMC’s commitment to remain supportive of the U.S. economy, as well as expectations that challenging supply dynamics for U.S. government securities will continue, we selectively added duration to the Portfolio to remain long to the Portfolio’s peer group while maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent fiscal year ended November 30, 2015, the Portfolio posted a 0.01% return (Shares class), compared with the 0.01% return of its benchmark, iMoneyNet Fund Average™ — Government/Agencies Institutional. As of November 30, 2015, the Portfolio’s 7-day current yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	WILLIAMS CAPITAL SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR/SINCE INCEPTION	0.01%	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.01	0.01	N/A	0.02
TEN YEAR	1.21	1.12	N/A	1.21

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The Williams Capital Shares are offered exclusively to clients of The Williams Capital Group, L.P. Williams Capital Group, L.P., is not affiliated with Northern Funds Distributors, LLC or Northern Trust.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.03% for Shares, -0.03% for Service Shares and -0.03% for Williams Capital Shares as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the U.S. Government Select Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	33.4%
2 - 15 DAYS	13.4
16 - 30 DAYS	10.1
31 - 60 DAYS	17.5
61 - 97 DAYS	8.2
98 - 180 DAYS	9.9
181 - 270 DAYS	4.4
271 - 366 DAYS	3.1

PORTFOLIO MANAGERS
DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)
TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
WILLIAMS CAPITAL SHARES	WCGXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
WILLIAMS CAPITAL SHARES	9/15/14
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$21,366,654,953
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
WILLIAMS CAPITAL SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.21%
SERVICE SHARES	0.46
WILLIAMS CAPITAL SHARES	0.21
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.12%
SERVICE SHARES	0.12
WILLIAMS CAPITAL SHARES	0.12
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2015, the Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity throughout its most recent fiscal year ended November 30, 2015. During the period, the fixed-income market saw its share of volatility as investors attempted to gauge the strength of the global economy. At times, volatility created buying opportunities to purchase core municipal holdings at attractive yields. For the period, the manager’s primary strategy was to add pure municipal credits to further diversify Portfolio holdings. The managers also purchased top-tier state and local municipal issues that offered minimal credit risk.

For its most recent reporting period ended November 30, 2015, the Portfolio posted a 0.01% (Shares class) return, compared with the 0.01% return of its benchmark, iMoneyNet Fund Average™ — Tax-Free Institutional category. Throughout the reporting period, fixed-income markets were buffeted by weakness in the global economy. In response, central banks around the globe loosened monetary policy further in order to stimulate growth. In turn, global economic uncertainty and shifts in monetary policies caused a significant degree of volatility in global interest rates, commodities and currencies. In contrast, growth for the U.S. economy remained steady, and domestic job growth was stronger than many had expected. As the unemployment rate fell during the period, some members of the Federal Open Market Committee began to voice their desire to raise interest rate targets. As a result, a shift in yields in the short-duration fixed-income market provided opportunities for managers to lock in tax-exempt return.

Northern’s managers employed a “barbelled” duration strategy during most of the period. In addition to significant holdings of daily and weekly municipal variable rate demand notes, the managers extended Portfolio duration by purchasing fixed-rate tax and revenue anticipation notes. These fixed-rate holdings locked in yield and represented attractive exposure to municipal credit. Lastly, the Portfolio maintained its S&P AAAm rating by closely adhering to its conservative approach.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	0.02	0.01	0.02
TEN YEAR	0.97	0.85	0.88

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary expense reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-day current yield would have been -0.15% for Shares and -0.15% for Service Shares as of November 30, 2015.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 81 and 82.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	13.7%
2 - 15 DAYS	73.0
16 - 30 DAYS	0.1
31 - 60 DAYS	0.4
61 - 97 DAYS	1.0
98 - 180 DAYS	1.6
181 - 270 DAYS	7.9
271 - 366 DAYS	2.3

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	2/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$4,514,881,482

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.21%
SERVICE SHARES	0.46
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.06%
SERVICE SHARES	0.06
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Credit ratings are as of November 30, 2015 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. The Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the NAIC list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2015

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost, which approximates fair value	$9,275,804	$10,004,203	$1,447,649	$3,395,830	$15,302,884	$4,440,884
Repurchase agreements, at cost, which approximates fair value	420,333	6,630,719	–	2,479,785	6,641,265	–
Cash	783,907	320,123	222,880	78,338	12,686	43,975
Interest income receivable	5,365	2,026	1,322	187	1,150	1,444
Receivable for securities sold	–	–	1,840	–	–	28,821
Receivable for fund shares sold	–	85,972	–	20	–	–
Receivable from affiliate for expense reimbursements	899	1,299	339	1,052	1,038	637
Prepaid and other assets	46	59	5	17	70	20
Total Assets	10,486,354	17,044,401	1,674,035	5,955,229	21,959,093	4,515,781
LIABILITIES:
Payable for securities purchased	78,000	449,988	–	29,940	574,549	–
Payable for fund shares redeemed	646,541	–	–	19,238	13,957	–
Distributions payable to shareholders	83	133	12	49	170	38
Payable to affiliates:
Management fees	2,731	2,386	386	1,624	3,051	679
Custody fees	88	141	13	54	180	39
Transfer agent fees	124	199	18	74	254	57
Trustee fees	82	11	8	39	65	25
Accrued other liabilities	146	147	24	95	212	62
Total Liabilities	727,795	453,005	461	51,113	592,438	900
Net Assets	$9,758,559	$16,591,396	$1,673,574	$5,904,116	$21,366,655	$4,514,881
ANALYSIS OF NET ASSETS:
Capital stock	$9,758,449	$16,591,208	$1,673,587	$5,904,102	$21,366,553	$4,514,704
Accumulated undistributed net investment income (loss)	110	190	(2)	14	102	12
Accumulated undistributed net realized gain (loss)	–	(2)	(11)	–	–	165
Net Assets	$9,758,559	$16,591,396	$1,673,574	$5,904,116	$21,366,655	$4,514,881
Net Assets:
Shares	$9,752,302	$16,591,396	$1,672,736	$5,895,274	$21,029,825	$4,497,849
Service Shares	6,257	–	838	8,842	122,843	17,032
Williams Capital Shares	–	–	–	–	213,987	–
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	9,752,191	16,591,208	1,672,747	5,895,230	21,029,746	4,497,689
Service Shares	6,259	–	838	8,841	122,841	17,026
Williams Capital Shares	–	–	–	–	213,986	–
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	–	1.00	1.00	1.00	1.00
William Capital Shares	–	–	–	–	1.00	–

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$23,256	$13,754	$912	$7,761	$26,479	$3,375
EXPENSES:
Management fees	35,262	26,950	4,275	19,476	38,082	8,199
Custody fees	1,124	1,591	146	653	2,228	474
Transfer agent fees	1,603	2,246	194	885	3,174	683
Registration fees	79	250	29	104	158	67
Printing fees	28	34	6	16	43	14
Professional fees	121	136	56	86	163	79
Trustee fees	168	206	17	82	262	71
Other	226	245	24	185	377	102
Total Expenses	38,611	31,658	4,747	21,487	44,487	9,689
Less expenses contractually reimbursed by investment adviser	(1,074)	(1,503)	(172)	(741)	(1,936)	(497)
Less expenses voluntarily reimbursed by investment adviser	(15,229)	(17,846)	(3,772)	(13,473)	(18,088)	(6,252)
Less custodian credits	(8)	(22)	(21)	(19)	–	(21)
Net Expenses	22,300	12,287	782	7,254	24,463	2,919
Net Investment Income	956	1,467	130	507	2,016	456
NET REALIZED GAINS:
Net realized gains on:
Investments	216	188	3	70	151	189
Net Gains	216	188	3	70	151	189
Net Increase in Net Assets Resulting from Operations	$1,172	$1,655	$133	$577	$2,167	$645

See Notes to the Financial Statements.
NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		TREASURY PORTFOLIO
Amounts in thousands	2015	2014	2015	2014
OPERATIONS:
Net investment income	$956	$1,083	$1,467	$756
Net realized gains (losses) on:
Investments	216	(8)	188	31
Net Increase in Net Assets Resulting from Operations	1,172	1,075	1,655	787
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(1,553,312)	122,324	1,886,158	4,539,084
Net increase (decrease) in net assets resulting from Service Shares transactions	310	(230)	–	–
Net increase in net assets resulting from Williams Capital Shares transactions	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,553,002)	122,094	1,886,158	4,539,084
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(1,065)	(1,084)	(1,489)	(1,314)
Total Distributions to Shares Shareholders	(1,065)	(1,084)	(1,489)	(1,314)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(1)	(1)	–	–
Total Distributions to Service Shares Shareholders	(1)	(1)	–	–
DISTRIBUTIONS TO WILLIAMS CAPITAL SHARES SHAREHOLDERS:
From net investment income	–	–	–	–
Total Distributions to Williams Capital Shares Shareholders	–	–	–	–
Total Increase (Decrease) in Net Assets	(1,552,896)	122,084	1,886,324	4,538,557
NET ASSETS:
Beginning of year	11,311,455	11,189,371	14,705,072	10,166,515
End of year	$9,758,559	$11,311,455	$16,591,396	$14,705,072
Accumulated Undistributed Net Investment Income (Loss)	$110	$4	$190	$22

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO		U.S. GOVERNMENT PORTFOLIO		U.S. GOVERNMENT SELECT PORTFOLIO		MUNICIPAL PORTFOLIO
2015	2014	2015	2014	2015	2014	2015	2014

$130	$120	$507	$357	$2,016	$1,635	$456	$542

3	9	70	83	151	100	189	37
133	129	577	440	2,167	1,735	645	579

568,042	(63,568)	123,409	(763,923)	1,885,530	1,794,817	(173,464)	(62,853)
204	(350)	(17,989)	3,182	(999)	(17,163)	(10,368)	(6,015)
–	–	–	–	73,009	140,977	–	–
568,246	(63,918)	105,420	(760,741)	1,957,540	1,918,631	(183,832)	(68,868)

(130)	(120)	(583)	(646)	(2,091)	(1,774)	(493)	(705)
(130)	(120)	(583)	(646)	(2,091)	(1,774)	(493)	(705)

–	–	(2)	(3)	(11)	(13)	(3)	(5)
–	–	(2)	(3)	(11)	(13)	(3)	(5)

–	–	–	–	(14)	(2)	–	–
–	–	–	–	(14)	(2)	–	–
568,249	(63,909)	105,412	(760,950)	1,957,591	1,918,577	(183,683)	(68,999)

1,105,325	1,169,234	5,798,704	6,559,654	19,409,064	17,490,487	4,698,564	4,767,563
$1,673,574	$1,105,325	$5,904,116	$5,798,704	$21,366,655	$19,409,064	$4,514,881	$4,698,564
$(2)	$(2)	$14	$22	$102	$51	$12	$31

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO			SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,752,302	$11,305,508	$11,183,193	$11,046,917	$11,117,953
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.16%	0.20%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.36%	0.36%	0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.02%
Net investment loss, before waivers, reimbursements and credits	(0.14)%	(0.19)%	(0.16)%	(0.15)%	(0.14)%

			SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,257	$5,947	$6,178	$11,352	$36,093
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.16%	0.20%	0.19%	0.22%
Expenses, before waivers, reimbursements and credits	0.36%	0.37%	0.38%	0.41%	0.63%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.03%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.14)%	(0.20)%	(0.17)%	(0.19)%	(0.40)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TREASURY PORTFOLIO			SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.02%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$16,591,396	$14,705,072	$10,166,515	$8,622,208	$7,634,979
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.08%	0.06%	0.09%	0.12%	0.10%
Expenses, before waivers, reimbursements and credits	0.21%	0.27%	0.32%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.02%	0.02%
Net investment loss, before waivers, reimbursements and credits	(0.12)%	(0.20)%	(0.22)%	(0.18)%	(0.20)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO	SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,672,736	$1,104,692	$1,168,252	$1,784,110	$1,222,940
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.06%	0.08%	0.12%	0.16%	0.20%
Expenses, before waivers, reimbursements and credits	0.37%	0.38%	0.38%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.02%
Net investment loss, before waivers, reimbursements and credits	(0.30)%	(0.29)%	(0.25)%	(0.20)%	(0.15)%

	SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$838	$633	$982	$679	$966
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.06%	0.08%	0.12%	0.16%	0.22%
Expenses, before waivers, reimbursements and credits	0.37%	0.38%	0.39%	0.41%	0.63%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.00%
Net investment loss, before waivers, reimbursements and credits	(0.30)%	(0.29)%	(0.26)%	(0.24)%	(0.41)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,895,274	$5,771,872	$6,536,003	$6,818,808	$6,380,311
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.09%	0.11%	0.15%	0.14%
Expenses, before waivers, reimbursements and credits	0.36%	0.37%	0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.23)%	(0.27)%	(0.25)%	(0.21)%	(0.22)%

	SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,842	$26,832	$23,651	$25,167	$26,937
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.09%	0.11%	0.15%	0.14%
Expenses, before waivers, reimbursements and credits	0.36%	0.38%	0.38%	0.40%	0.63%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.23)%	(0.28)%	(0.26)%	(0.24)%	(0.48)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$21,029,825	$19,144,244	$17,349,481	$16,986,442	$13,248,289
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.08%	0.11%	0.13%	0.11%
Expenses, before waivers, reimbursements and credits	0.21%	0.28%	0.32%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.08)%	(0.19%)	(0.20)%	(0.18)%	(0.20)%

	SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$122,843	$123,842	$141,006	$213,106	$262,089
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.12%	0.08%	0.11%	0.13%	0.11%
Expenses, before waivers, reimbursements and credits	0.21%	0.29%	0.33%	0.35%	0.58%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.08)%	(0.20)%	(0.21)%	(0.21)%	(0.46)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

U.S. GOVERNMENT SELECT PORTFOLIO	WILLIAMS CAPITAL
Selected per share data	2015	2014(1)
Net Asset Value, Beginning of Period	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	–	–
Net realized gains (losses)(2)	–	–
Total from Investment Operations	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–	–
Total Distributions Paid	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return(3)	0.01%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$213,987	$140,978
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.12%	0.08%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.08)%	(0.12)%

(1)	For the period September 15, 2014 (commencement of operations) through November 30, 2014.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.01%	0.02%	0.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,497,849	$4,671,165	$4,734,148	$4,345,703	$4,815,069
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.06%	0.08%	0.12%	0.17%	0.19%
Expenses, before waivers, reimbursements and credits	0.21%	0.28%	0.32%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.05%
Net investment loss, before waivers, reimbursements and credits	(0.14)%	(0.19)%	(0.19)%	(0.14)%	(0.08)%

	SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.01%	0.02%	0.01%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$17,032	$27,399	$33,415	$32,419	$28,333
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.06%	0.08%	0.12%	0.17%	0.23%
Expenses, before waivers, reimbursements and credits	0.21%	0.29%	0.33%	0.35%	0.58%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before waivers, reimbursements and credits	(0.14)%	(0.20)%	(0.20)%	(0.17)%	(0.34)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 6.3%

ABS Other – 6.3%

Collateralized Commercial Paper II Co., 0.42%, 1/28/16 (1)	$55,000	$55,000
0.53%, 4/6/16	80,000	79,853

Concord Minutemen Capital Co. LLC, Class A, 0.13%, 12/1/15	55,000	55,000

Kells Funding LLC, 0.32%, 12/4/15 (1)	70,000	69,998
0.34%, 12/11/15 (1)	35,000	34,997
0.40%, 1/8/16 (1)	35,000	34,985
0.34%, 3/1/16 (1)	50,000	49,958

Ridgefield Funding Co. LLC, 0.34%, 12/11/15 (1)	55,000	55,000

Victory Receivables Corp., 0.20%, 12/2/15 (1)	11,000	11,000
0.20%, 12/4/15 (1)	29,000	28,999
0.21%, 12/9/15	50,000	49,998
0.22%, 12/22/15 (1)	50,000	49,994
0.25%, 12/22/15 (1)	45,000	44,993
		619,775
Total ABS Commercial Paper
(Cost $619,775)		619,775

ASSET-BACKED SECURITIES – 0.4%

ABS Other – 0.4%

Dell Equipment Finance Trust, Series 2015-1, 0.42%, 1/4/16 (1)	3,945	3,945

Dell Equipment Finance Trust, Series 2015-2, 0.53%, 3/21/16 (1)	31,101	31,101

Volvo Financial Equipment LLC, Series 2015 1A, Class A1, 0.35%, 12/15/15 (1)	445	445
		35,491
Total Asset-Backed Securities
(Cost $35,491)		35,491

CERTIFICATES OF DEPOSIT – 31.6%

Banking – 31.6%

Australia and New Zealand Banking, 0.37%, 3/1/16	54,000	54,000
0.43%, 3/16/16	80,000	80,000
0.50%, 3/31/16	100,000	100,000

Bank of America N.A., 0.43%, 1/4/16, FRCD (2)	60,000	60,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 31.6% – continued

Banking – 31.6% – continued

Bank of America N.A., New York Branch, 0.31%, 2/3/16	$39,000	$39,000

Bank of Montreal, Chicago Branch, 0.36%, 12/7/15, FRCD (2)	66,000	66,000
0.30%, 12/28/15	30,000	30,000
0.32%, 1/11/16	75,000	75,000
0.37%, 1/19/16, FRCD (2)	40,000	40,000

Bank of Montreal, London Branch, 0.42%, 3/1/16	98,000	98,000

Bank of Nova Scotia, Houston Branch, 0.37%, 12/2/15, FRCD (2)	50,000	50,000
0.46%, 4/18/16	25,000	25,000

Bank of Nova Scotia, Houston, 0.32%, 12/1/15, FRCD (2)	25,000	25,000
0.38%, 12/11/15, FRCD (2)	40,000	40,000
0.38%, 1/4/16, FRCD (2)	9,000	9,000
0.55%, 1/12/16, FRCD	36,000	36,008

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.40%, 2/24/16	81,000	81,000

Bank of Tokyo-Mitsubishi UFJ, New York, 0.44%, 3/22/16	65,000	65,000

BNP Paribas S.A., New York Branch, 0.29%, 2/2/16	50,000	50,000

Canadian Imperial Bank of Commerce, 0.37%, 12/18/15, FRCD (2)	90,000	90,000

Commonwealth Bank of Australia, London, 0.31%, 3/1/16	100,000	100,000

Credit Agricole S.A., London, 0.33%, 12/15/15	100,000	100,000

Credit Industriel et Commercial, New York, 0.32%, 12/21/15	47,000	47,000

Lloyds Bank PLC, New York Branch, 0.29%, 2/1/16	103,000	103,000

Mitsubishi UFJ Trust & Banking Corp., 0.35%, 2/5/16	74,000	74,000
0.40%, 2/17/16	104,000	104,000

Norinchukin Bank, New York Branch, 0.30%, 2/1/16	98,000	98,000

Oversea-Chinese Banking Corp. Ltd., 0.27%, 12/9/15, FRCD	47,000	47,000
0.27%, 12/11/15, FRCD	56,000	56,000

Rabobank Nederland, London Branch, 0.28%, 2/1/16	79,000	79,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 31.6% – continued

Banking – 31.6% – continued

Rabobank Nederland, New York Branch, 0.36%, 12/7/15	$50,000	$50,000
0.37%, 12/24/15, FRCD (2)	25,000	25,000
0.54%, 3/8/16	20,000	20,005

Royal Bank of Canada, New York, 0.37%, 12/18/15, FRCD (2)	57,000	57,000
0.36%, 2/4/16, FRCD (2)	10,000	10,000

Skandinaviska Enskilda Banken AB, 0.35%, 12/14/15, FRCD (2)	95,000	94,999
0.40%, 3/18/16	95,000	95,000

State Street Bank and Trust Co. N.A., 0.28%, 12/15/15, FRCD	35,000	35,000

Sumitomo Mitsui Banking Corp., 0.35%, 2/4/16	80,000	80,001

Sumitomo Mitsui Banking Corp., New York, 0.48%, 3/16/16	47,000	47,000

Sumitomo Mitsui Trust Bank Ltd., 0.36%, 12/14/15	54,000	54,000
0.34%, 1/19/16	82,000	82,000

Svenska Handelsbanken AB, New York, 0.29%, 1/4/16	28,000	28,000
0.37%, 2/25/16	48,000	48,001

Swedbank AB, New York Branch, 0.38%, 2/24/16	55,000	55,000

Toronto Dominion Bank, New York Branch, 0.32%, 12/3/15	92,000	92,000
0.53%, 2/24/16	37,000	37,000

Toronto Dominion Bank, New York, 0.50%, 12/1/15 (2)	78,000	78,000
0.40%, 2/12/16, FRCD (2)	55,000	55,000

Wells Fargo Bank N.A., 0.49%, 12/22/15, FRCD (2)	37,000	37,000
0.36%, 1/20/16, FRCD	30,000	30,000
0.44%, 2/25/16, FRCD (2)	55,000	55,000
		3,086,014
Total Certificates of Deposit
(Cost $3,086,014)		3,086,014

COMMERCIAL PAPER – 10.2%

Banking – 3.9%

DNB Bank ASA, 0.36%, 2/29/16 (1)	100,000	99,913

ING US Funding LLC, 0.34%, 12/2/15	50,000	50,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 10.2% – continued

Banking – 3.9% – continued

Oversea-Chinese Banking Corp. Ltd., 0.35%, 12/14/15	$50,000	$50,000

Oversea-Chinese Banking Corp., 0.37%, 2/16/16	75,000	74,942

Sumitomo Mitsui Banking Corp., 0.32%, 12/22/15	47,000	46,991

Sumitomo Mitsui Trust Bank Ltd., 0.51%, 3/18/16 (1)	60,000	59,910
		381,756

Brokerage – 0.4%

JP Morgan Securities LLC, 0.40%, 12/4/15 (1)	35,000	35,000

Consumer Cyclical Services – 0.4%

Automatic Data Processing, Inc., 0.11%, 12/1/15 (1)	35,000	35,000

Diversified Manufacturing – 1.8%

General Electric Co., 0.18%, 12/29/15	175,000	174,975

Foreign Agencies – 1.7%

Caisse Des Depots Et Consignations, 0.34%, 3/3/16	40,000	39,965

KFW, 0.28%, 12/22/15 (1)	28,000	27,996
0.26%, 1/21/16 (1)	55,000	54,979

Nederlandse Waterschapsbank N.V., 0.38%, 1/4/16 (1)	47,200	47,183
		170,123

Supranational – 1.5%

European Investment Bank, 0.28%, 12/29/15	50,000	49,989
0.33%, 1/25/16	97,000	96,951
		146,940

Tobacco – 0.5%

Philip Morris International, Inc., 0.17%, 12/4/15 (1)	22,000	22,000
0.13%, 12/10/15 (1)	25,000	24,999
		46,999
Total Commercial Paper
(Cost $990,793)		990,793

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 2.9%

Automotive – 0.4%

Toyota Motor Credit Corp., 0.36%, 12/14/15, FRN (2)	$40,000	$40,000

Banking – 0.5%

Bank of Nova Scotia, 2.90%, 3/29/16	3,000	3,023

Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	12,000	12,006

PNC Bank N.A., 0.80%, 1/28/16	13,233	13,239

Westpac Banking Corp., 3.00%, 12/9/15	21,000	21,011
		49,279

Foreign Agencies – 1.2%

Export Development Canada, 0.19%, 12/1/15, FRN (1)(2)	50,000	50,000
0.22%, 12/1/15, FRN (1)(2)	30,000	30,000
0.15%, 12/21/15, FRN (2)	39,000	38,994
		118,994

Pharmaceuticals – 0.1%

Wyeth LLC, 5.50%, 2/15/16	13,030	13,166

Retailers – 0.3%

Wal-Mart Stores, 5.31%, 6/1/16, FRN	30,000	30,730

Supranational – 0.4%

International Bank for Reconstruction & Development, 0.22%, 12/1/15, FRN (2)	34,000	33,998
Total Corporate Notes/Bonds
(Cost $286,167)		286,167

EURODOLLAR TIME DEPOSITS – 15.0%

Banking – 15.0%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.10%, 12/1/15	325,000	325,000

Credit Agricole S.A., London Branch, 0.10%, 12/1/15	167,000	167,000

Credit Industriel et Commercial, 0.07%, 12/1/15	300,000	300,000

Den Norske Bank, Grand Cayman, 0.06%, 12/1/15	162,335	162,335

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 15.0% – continued

Banking – 15.0% – continued

Natixis, Grand Cayman Branch, 0.06%, 12/1/15	$200,000	$200,000

Shizuoka Bank Ltd., New York Branch, 0.10%, 12/1/15	20,000	20,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/1/15	290,000	290,000
		1,464,335
Total Eurodollar Time Deposits
(Cost $1,464,335)		1,464,335

MEDIUM TERM NOTES – 0.8%

Banking – 0.4%

Royal Bank of Canada, 2.63%, 12/15/15	38,000	38,031

Finance Companies – 0.4%

GE Capital International Funding Co., 0.96%, 4/15/16 (1)	41,219	41,280
Total Medium Term Notes
(Cost $79,311)		79,311

U.S. GOVERNMENT AGENCIES – 16.6% (3)

Federal Farm Credit Bank – 6.1%

FFCB Bond, 0.27%, 1/11/16	25,000	25,000

FFCB Discount Notes, 0.28%, 5/3/16	25,000	24,970
0.36%, 10/3/16	26,000	25,920

FFCB FRN, 0.17%, 12/1/15 (2)	15,000	14,999
0.19%, 12/2/15 (2)	50,000	49,994
0.16%, 12/6/15 (2)	45,000	44,997
0.18%, 12/10/15 (2)	70,000	69,996
0.21%, 12/13/15 (2)	50,000	49,991
0.17%, 12/15/15 (2)	25,000	24,999
0.18%, 12/19/15 (2)	25,000	24,999
0.17%, 12/20/15 (2)	38,000	37,998
0.21%, 12/20/15 (2)	25,000	25,001
0.18%, 12/21/15 (2)	50,000	50,000
0.20%, 12/22/15 (2)	25,000	24,998
0.25%, 12/29/15 (2)	20,000	19,993
0.21%, 12/30/15 (2)	50,000	49,997
0.24%, 12/30/15 (2)	37,000	37,007
		600,859

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 16.6% (3) – continued

Federal Home Loan Bank – 8.1%

FHLB Bonds, 0.33%, 2/18/16	$15,500	$15,500
0.23%, 2/24/16	30,000	29,998
0.34%, 3/9/16	54,000	53,997
0.34%, 3/14/16	60,000	59,996
0.50%, 9/28/16	15,000	15,015

FHLB Discount Notes, 0.15%, 1/4/16	55,000	54,992
0.19%, 2/3/16	19,000	18,994
0.35%, 5/23/16	35,000	34,942
0.31%, 6/3/16	30,000	29,952

FHLB FRN, 0.16%, 12/4/15 (2)	47,000	47,000
0.19%, 12/11/15	63,000	63,000
0.14%, 12/14/15 (2)	60,000	60,000
0.15%, 12/19/15 (2)	55,000	55,000
0.16%, 12/22/15 (2)	60,000	60,000
0.22%, 12/23/15 (2)	30,000	30,000
0.16%, 12/24/15 (2)	50,000	50,000
0.18%, 12/25/15 (2)	35,000	35,000
0.20%, 12/26/15 (2)	35,000	35,000
0.22%, 2/13/16 (2)	40,000	39,993
		788,379

Federal Home Loan Mortgage Corporation – 0.5%

FHLMC FRN, 0.19%, 12/16/15 (2)	46,000	46,000

Federal National Mortgage Association – 1.9%

FNMA Bonds, 0.50%, 3/30/16	22,300	22,311
5.25%, 9/15/16	110,944	115,156

FNMA FRN, 0.20%, 12/5/15 (2)	25,000	24,991
0.24%, 12/26/15 (2)	20,000	19,997
		182,455
Total U.S. Government Agencies
(Cost $1,617,693)		1,617,693

U.S. GOVERNMENT OBLIGATIONS – 8.8%

U.S. Treasury Bills – 3.3%
0.27%, 1/7/16	51,000	50,986
0.11%, 1/21/16	39,700	39,693
0.15%, 1/28/16	59,000	58,986

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 8.8% – continued

U.S. Treasury Bills – 3.3% – continued
0.29%, 3/31/16	$34,000	$33,967
0.30%, 5/5/16	36,000	35,954
0.33%, 7/21/16	29,000	28,939
0.34%, 7/21/16	50,000	49,891
0.23%, 9/15/16	20,000	19,964
		318,380

U.S. Treasury Floating Rate Notes – 4.5%
0.19%, 12/1/15 (2)	149,000	149,001
0.21%, 12/1/15 (2)	138,952	138,953
0.22%, 12/1/15 (2)	70,000	69,948
0.31%, 12/1/15 (2)	85,000	84,968
		442,870

U.S. Treasury Notes – 1.0%
0.63%, 10/15/16	20,000	20,049
0.38%, 10/31/16	20,000	20,005
0.63%, 11/15/16	38,000	38,043
0.50%, 11/30/16	15,000	14,998
		93,095
Total U.S. Government Obligations
(Cost $854,345)		854,345

MUNICIPAL INVESTMENTS – 2.5%

California – 0.1%

Saddleback Valley Community Church, (FHLB of San Francisco LOC), 0.12%, 12/8/15	13,035	13,035

Minnesota – 0.1%

Minnesota State Office of Higher Education Taxable Revenue VRDB, Student, Series A, (U.S. Bank N.A. LOC), 0.14%, 12/8/15	12,600	12,600

New Jersey – 0.7%

RBC Municipal Products, Inc. Trust G.O. Unlimited Taxable Floater Certificates Bonds, Series E-60, (Royal Bank of Canada LOC), 0.19%, 12/8/15 (1)	70,000	70,000

New York – 0.5%

RBC Municipal Products, Inc. Trust Taxable Floater Notes, Series E-51, (Royal Bank of Canada LOC), 0.38%, 1/4/16 (1)	23,485	23,485

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 2.5% – continued

New York – 0.5% – continued

Saratoga County IDA Taxable Revenue VRDB, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/8/15	$21,255	$21,255
		44,740

Pennsylvania – 0.3%

RBC Municipal Products, Inc. Trust Taxable Floating Revenue Notes, Series E-52, (Royal Bank of Canada LOC), 0.38%, 1/4/16 (1)	28,505	28,505

Vermont – 0.8%

Vermont EDA Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 0.25%, 1/8/16	73,000	73,000
Total Municipal Investments
(Cost $241,880)		241,880

Investments, at Amortized Cost
($9,275,804)		9,275,804

REPURCHASE AGREEMENTS – 4.3%

Joint Repurchase Agreements – 1.4% (4)

Bank of America Securities LLC, dated 11/30/15, repurchase price $66,668 0.07%, 12/7/15	66,666	66,666

Societe Generale, New York Branch, dated 11/30/15, repurchase price $66,668 0.11%, 12/7/15	66,667	66,667
		133,333

Repurchase Agreements – 2.9% (5)

BNP Paribas Securities Corp., dated 11/30/15, repurchase price $100,077 0.29%, 3/4/16	100,000	100,000

JPMorgan Clearing Corp., dated 11/30/15, repurchase price $70,021 0.31%, 1/4/16	70,000	70,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $40,049 0.46%, 3/4/16	40,000	40,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 4.3% – continued

Repurchase Agreements – 2.9% (5) – continued

JPMorgan Securities LLC, dated 11/30/15, repurchase price $77,031 0.46%, 2/29/16	$77,000	$77,000
		287,000
Total Repurchase Agreements
(Cost $420,333)		420,333

Total Investments – 99.4%
(Cost $9,696,137) (6)		9,696,137

Other Assets less Liabilities – 0.6%		62,422
NET ASSETS – 100.0%		$9,758,559

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$ 67,353	2.38% – 4.38%	1/15/25 – 8/15/44
U.S. Treasury Notes	$ 68,091	0.13% – 2.13%	4/15/16 – 6/30/22
Total	$135,444

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Common Stock	$ 76,002	Not Applicable	Not Applicable
Corporate Bonds	$231,809	0.96% – 9.38%	1/5/16 – 3/15/87
Total	$307,811

(6)	The cost for federal income tax purposes was approximately $9,696,137,000.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued	NOVEMBER 30, 2015

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Diversified Assets Portfolio(1)	$–	$9,696,137	$–	$9,696,137

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 60.3%

U.S. Treasury Bills – 36.4%
0.07%, 12/10/15	$190,000	$189,996
0.08%, 12/10/15	200,000	199,996
0.06%, 12/17/15	450,000	449,988
0.07%, 12/17/15	250,000	249,991
0.08%, 12/17/15	200,000	199,993
0.06%, 1/7/16	750,000	749,955
0.08%, 1/7/16	240,000	239,981
0.08%, 1/14/16	750,001	749,932
0.09%, 1/14/16	250,000	249,973
0.10%, 1/14/16	260,000	259,968
0.11%, 1/21/16	250,000	249,959
0.12%, 1/21/16	225,000	224,963
0.13%, 1/21/16	250,000	249,954
0.02%, 1/28/16	100,000	99,997
0.17%, 2/4/16	100,000	99,970
0.14%, 2/18/16	250,000	249,922
0.14%, 2/25/16	100,000	99,965
0.24%, 3/3/16	190,000	189,883
0.27%, 3/3/16	150,000	149,897
0.26%, 3/10/16	100,000	99,928
0.21%, 3/31/16	100,000	99,930
0.29%, 5/12/16	100,000	99,867
0.29%, 6/23/16	100,000	99,838
0.34%, 7/21/16	100,000	99,780
0.23%, 9/15/16	100,000	99,821
0.24%, 9/15/16	75,000	74,860
0.39%, 9/15/16	100,000	99,690
0.46%, 9/15/16	50,000	49,817
0.46%, 11/10/16	40,000	39,824
0.51%, 11/10/16	16,000	15,923
		6,033,561

U.S. Treasury Floating Rate Notes – 18.3%
0.19%, 12/1/15 (1)	1,185,000	1,184,884
0.21%, 12/1/15 (1)	1,502,500	1,502,519
0.31%, 12/1/15 (1)	355,000	354,990
		3,042,393

U.S. Treasury Notes – 5.6%
1.00%, 8/31/16	500,000	502,434
0.63%, 10/15/16	50,000	50,121
0.38%, 10/31/16	200,000	200,069

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 60.3% – continued

U.S. Treasury Notes – 5.6% – continued
1.00%, 10/31/16	$100,000	$100,587
0.50%, 11/30/16	75,000	75,038
		928,249
Total U.S. Government Obligations
(Cost $10,004,203)		10,004,203

Investments, at Amortized Cost
($10,004,203)		10,004,203

REPURCHASE AGREEMENTS – 40.0%

Joint Repurchase Agreements – 0.3% (2)

Bank of America Securities LLC, dated 11/30/15, repurchase price $25,000 0.07%, 12/7/15	25,000	25,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $25,001 0.11%, 12/7/15	25,000	25,000
		50,000

Repurchase Agreements – 39.7% (3)

Bank of Nova Scotia, dated 11/30/15, repurchase price $600,002 0.12%, 12/1/15	600,000	600,000

BNP Paribas Securities Corp., dated 11/30/15, repurchase price $460,001 0.11%, 12/1/15	460,000	460,000

Citigroup Global Markets, Inc., dated 11/30/15, repurchase price $235,720 0.11%, 12/1/15	235,719	235,719

Federal Reserve Bank of New York, dated 11/30/15, repurchase price $2,250,002 0.05%, 12/1/15	2,250,000	2,250,000

Goldman Sachs & Co., dated 11/30/15, repurchase price $500,012 0.12%, 12/7/15	500,000	500,000

ING Financial Markets LLC, dated 11/02/15, repurchase price $300,020 0.08%, 12/2/15	300,000	300,000

ING Financial Markets LLC, dated 11/18/15, repurchase price $100,006 0.10%, 12/8/15	100,000	100,000

ING Financial Markets LLC, dated 11/18/15, repurchase price $100,008 0.10%, 12/16/15	100,000	100,000

ING Financial Markets LLC, dated 11/30/15, repurchase price $250,001 0.10%, 12/1/15	250,000	250,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO continued	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 40.0% – continued

Repurchase Agreements – 39.7% (3) – continued

ING Financial Markets LLC, dated 11/30/15, repurchase price $300,005 0.08%, 12/7/15	$300,000	$300,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $450,001 0.11%, 12/1/15	450,000	450,000

Societe Generale, New York Branch, dated 11/24/15, repurchase price $700,011 0.08%, 12/1/15	700,000	700,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $250,006 0.12%, 12/7/15	250,000	250,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $85,000 0.11%, 12/1/15	85,000	85,000
		6,580,719
Total Repurchase Agreements
(Cost $6,630,719)		6,630,719

Total Investments – 100.3%
(Cost $16,634,922) (4)		16,634,922

Liabilities less Other Assets – (0.3)%		(43,526)
NET ASSETS – 100.0%		$16,591,396

(1)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$25,257	2.38% – 4.38%	1/15/25 – 8/15/44
U.S. Treasury Notes	$25,534	0.13% – 2.13%	4/15/16 – 6/30/22
Total	$50,791

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$ 550,957	0.18% – 0.40%	2/18/16 – 5/26/16
U.S. Treasury Bonds	$ 612,909	0.00% – 8.88%	2/15/16 – 2/15/45
U.S. Treasury Notes	$5,503,126	0.13% – 4.63%	12/15/15 – 8/15/25
U.S. Treasury Strips	$ 971	0.42% – 2.20%	5/15/16 – 5/15/27
Total	$6,667,963

(4)	The cost for federal income tax purposes was approximately $16,634,922,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Treasury Portfolio(1)	$–	$16,634,922	$–	$16,634,922

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5%

Alabama – 1.4%

Hoover Alabama MFH Revenue Refunding VRDB, Royal Oaks Apartment Project, (FHLMC LOC), 0.02%, 12/8/15	$5,200	$5,200

Mobile Downtown Redevelopment Authority Gulf Opportunity Zone Revenue VRDB, Series A, Austal USA, LLC Project, (Bank of America N.A. LOC), 0.01%, 12/8/15	8,330	8,330

Mobile Downtown Redevelopment Authority Gulf Opportunity Zone Revenue VRDB, Series B, Austal USA, LLC Project, (Wells Fargo Bank N.A. LOC), 0.01%, 12/8/15	10,455	10,455
		23,985

Alaska – 0.2%

Alaska State Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.01%, 12/8/15	3,750	3,750

Arizona – 1.1%

Arizona State Health Facilities Authority Revenue VRDB, Series F, Banner Health, (JPMorgan Chase & Co. LOC), 0.02%, 12/8/15	18,575	18,575

California – 9.7%

California State G.O. Unlimited VRDB, Subseries B-7, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/1/15	5,000	5,000

California State Infrastructure & Economic Development Bank Revenue Refunding VRDB, Pacific Gas & Electric, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 12/1/15	9,900	9,900

California State Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica Bank LOC), 0.05%, 12/8/15	11,500	11,500

California State Pollution Control Financing Authority Adjustable Revenue Refunding Bonds, PCR Daily Paper, Pacific Gas & Electric, Series C, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/1/15	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

California – 9.7% – continued

California State Statewide Communities Development Authority Gas Supply Revenue Bonds, Subseries A, 0.07%, 3/1/16	$25,000	$25,000

California State Statewide Communities Development Authority Gas Supply Revenue Bonds, Subseries B, 0.07%, 1/4/16	12,430	12,430

California State Statewide Communities Development Authority MFH Revenue VRDB, South Shore Apartments, Series M, (FHLB of San Francisco LOC), 0.01%, 12/8/15	6,000	6,000

Corona MFH Revenue Refunding VRDB, Country Hills Project, (FHLMC LOC), 0.02%, 12/8/15	2,355	2,355

Golden Empire Schools Financing Authority Lease Revenue Refunding Bonds, Kern High School District, 0.21%, 5/1/16	6,000	6,000

Los Angeles G.O. Unlimited TRANS, 2.00%, 6/30/16	12,000	12,117

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A-2, 0.06%, 12/8/15	13,000	13,000

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A-3, 0.21%, 8/16/16	15,000	15,000

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series E 0.08%, 12/8/15	3,000	3,000

Metropolitan Water District of Southern California Revenue Refunding Special VRDB, Series A-2, 0.01%, 12/8/15	12,000	12,000

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.01%, 12/8/15	3,000	3,000

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 12/8/15	1,900	1,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

California – 9.7% – continued

Nuveen Dividend Advantage Municipal Fund Tax-Exempt Preferred Floating VRDP, Series 5, 0.08%, 12/8/15 (1)	$3,000	$3,000

San Francisco City & County Finance Corp. Adjustable Revenue Refunding Bonds, Series 2008-1, Moscone Center, (State Street Bank & Trust Co. LOC), 0.01%, 12/8/15	7,735	7,735

Sunnyvale COPS Refunding VRDB, Government Center Site, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 12/8/15	10,000	10,000
		161,937

Colorado – 0.2%

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3, 0.01%, 12/8/15	4,320	4,320

Florida – 5.4%

Florida Housing Finance Corp. MFH Revenue Refunding Bonds, Lighthouse Bay Apartments, (FHLMC LOC), 0.01%, 12/8/15	4,250	4,250

Florida Housing Finance Corp. Multifamily Mortgage Revenue Refunding Bonds, Series M-1, Cypress Lake Apartments, (FHLMC LOC), 0.01%, 12/8/15	2,400	2,400

Halifax Hospital Medical Center Revenue Refunding & Improvement VRDB, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	3,000	3,000

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist Health, Series I-2, 0.01%, 12/8/15	24,000	24,000

Jacksonville Capital Project Revenue VRDB, Series A, (Bank of America N.A. LOC), 0.02%, 12/8/15	6,785	6,785

Jacksonville Electric Systems Revenue VRDB, Series Three C-1, 0.01%, 12/8/15	6,000	6,000

Orange County Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	6,700	6,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Florida – 5.4% – continued

Orlando Utilities Commission Utility System Revenue Refunding VRDB, Series B, 0.01%, 12/8/15	$12,755	$12,755

RBC Municipal Products, Inc. Trust G.O. Unlimited Floater Certificates Bonds, Series E-56, (Royal Bank of Canada LOC), 0.10%, 12/3/15 (1)(2)	24,495	24,495
		90,385

Georgia – 1.6%

Hinesville Housing Authority MFH Adjustable Revenue Bonds, Harbor Square Apartments Project, (U.S. Treasury Escrowed), 0.50%, 5/1/16	6,000	6,000

Main Street Natural Gas, Inc. Variable Revenue Bonds, Subseries A1, (Royal Bank of Canada Gtd.), 0.07%, 2/1/16	20,000	20,000

Monroe County Development Authority PCR VRDB, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.01%, 12/8/15	1,675	1,675
		27,675

Illinois – 3.8%

Chicago Waterworks Refunding VRDB, Subseries 04-2, (State Street Bank & Trust Co. LOC), 0.06%, 12/8/15	3,875	3,875

Illinois State Development Finance Authority Revenue VRDB, St. Ignatius College Project, (PNC Bank N.A. LOC), 0.01%, 12/8/15	1,500	1,500

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, Series B, University of Chicago, 0.17%, 3/10/16	8,000	8,000

Illinois State Finance Authority Adjustable Revenue Bonds, Illinois Wesleyan University, (PNC Bank N.A. LOC), 0.01%, 12/8/15	5,700	5,700

Illinois State Finance Authority Adjustable Revenue Bonds, Loyola Academy, (JPMorgan Chase Bank N.A. LOC),

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Illinois – 3.8% – continued

0.01%, 12/8/15	$3,000	$3,000

Illinois State Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	5,450	5,450

Illinois State Finance Authority Revenue Refunding VRDB, University of Chicago, 0.01%, 12/8/15	10,442	10,442

Illinois State Finance Authority Revenue VRDB, Subseries C-1, Advocate Health, 0.01%, 12/8/15	7,000	7,000

Illinois State Finance Authority Revenue VRDB, University of Chicago Medical, Series D-1, (PNC Bank N.A. LOC), 0.01%, 12/1/15	8,000	8,000

Illinois State Health Facilities Authority Revenue Bonds, Series A, Advocate Health Care Network, 0.35%, 7/21/16	4,125	4,125

Illinois State Health Facilities Finance Authority Revenue VRDB, Series C, Memorial Medical Center, (JPMorgan Chase Bank N.A. LOC), 0.03%, 12/8/15	2,685	2,685

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D, (Royal Bank of Canada LOC), 0.01%, 12/8/15	3,700	3,700

Peoria IDR Bonds, Peoria Production Shop Project, (JPMorgan Chase Bank N.A. LOC), 0.41%, 12/8/15	145	145
		63,622

Indiana – 3.5%

Indiana Bond Bank Advance Funding Program Fixed Revenue Notes, Series A, 2.00%, 1/5/16	8,520	8,534

Indiana State Health & Educational Facilities Financing Authority Hospital Adjustable Revenue Bonds, Howard Regional Health System Project, Series B, (BMO Harris Bank N.A. LOC), 0.01%, 12/1/15	195	195

Posey County Economic Development Revenue Refunding VRDB, 0.35%, 8/2/16	50,000	50,000
		58,729

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Iowa – 2.8%

Iowa State Finance Authority College Facilities Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC), 0.01%, 12/1/15	$15,100	$15,100

Iowa State Finance Authority Educational Facilities Revenue VRDB, Holy Family Catholic Schools, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	6,200	6,200

Iowa State Finance Authority Health Facilities Revenue VRDB, Great River Medical Center Project, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/1/15	9,415	9,415

Iowa State Finance Authority Health Facilities Revenue VRDB, Unity Point Health, Series B2, (MUFG Union Bank N.A. LOC), 0.01%, 12/8/15	7,300	7,300

Iowa State Higher Education Loan Authority College Facilities Revenue VRDB, Loras College Project, 0.02%, 12/1/15	8,400	8,400
		46,415

Kansas – 1.5%

Kansas State Development Finance Authority Health Facilities Revenue VRDB, Ku Health System, Series J, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	7,400	7,400

Leawood G.O. Unlimited Temporary Notes, Series 1, 2.00%, 9/1/16	3,260	3,300

Olathe Health Facilities Revenue VRDB, Olathe Med Center, (Bank of America N.A. LOC), 0.01%, 12/1/15	3,000	3,000

Olathe Health Facilities Revenue VRDB, Series B, Olathe Medical Center, (Bank of America N.A. LOC), 0.01%, 12/1/15	11,100	11,100
		24,800

Kentucky – 1.9%

Hazard Healthcare Revenue BANS, Appalachian Regional Healthcare, 1.00%, 12/1/15	5,000	5,000
1.00%, 12/1/16	3,000	3,012

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Kentucky – 1.9% – continued

Kentucky State Rural Water Finance Corp. Public Projects Construction Revenue Notes, Series D1, 1.25%, 7/1/16	$9,300	$9,344

Lexington-Fayette Urban County Government Revenue Refunding VRDB, Eastland Parkway, (FHLB of Cincinnati LOC), 0.16%, 12/8/15	1,405	1,405

Morehead League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	4,974	4,975

Pikeville Hospital Revenue Refunding BANS, 1.00%, 3/1/16	5,000	5,008

Williamstown League of Cities Revenue VRDB, Funding Trust Lease, Series B, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	3,105	3,105
		31,849

Maine – 0.1%

Maine State Health & Higher Educational Facilities Authority Revenue VRDB, Bowdoin College, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	2,000	2,000

Maryland – 1.4%

Maryland State Community Development Administration Department of Housing & Community Development Revenue VRDB, Series F, Non-AMT, Non-Ace Multifamily, (FHLMC LOC), 0.03%, 12/8/15	3,100	3,100

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 12/8/15	7,800	7,800

Washington Suburban Sanitary District Commission G.O. Unlimited BANS, Series A, 0.01%, 12/8/15	7,000	7,000

Washington Suburban Sanitary District Commission G.O. Unlimited BANS, Series B-3, 0.01%, 12/8/15	5,000	5,000
		22,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Massachusetts – 0.5%

Massachusetts State Bay Transportation Authority Senior Sales Tax Revenue VRDB, Series A-2, 0.01%, 12/8/15	$8,000	$8,000

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, Henry Heywood, Series C, Tranche 2, (TD Bank N.A. LOC), 0.01%, 12/1/15	580	580
		8,580

Michigan – 1.3%

Michigan State Building Authority Revenue Refunding VRDB, Series I, Facilities Program, (Citibank N.A. LOC), 0.01%, 12/8/15	10,830	10,830

Michigan State Finance Authority Revenue VRDB, Healthcare Equipment Loan Program, Series D, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	4,945	4,945

Michigan State Higher Education Facilities Authority Limited Obligation Revenue Refunding VRDB, University of Detroit Project, (Comerica Bank LOC), 0.01%, 12/1/15	5,365	5,365

Michigan State Higher Education Facilities Authority Revenue VRDB, Limited Obligation, Cleary University Project, (Comerica Bank LOC), 0.01%, 12/8/15	925	925
		22,065

Minnesota – 3.5%

Bloomington Housing Senior Revenue Refunding VRDB, Presbyterian Homes, (FHLMC LOC), 0.02%, 12/8/15	10,105	10,105

Burnsville MFH Revenue Refunding VRDB, Series A, Berkshire Project, (FNMA LOC), 0.02%, 12/8/15	570	570

Clipper Caravel Tax-Exempt Certificate Trust, Clipper Tax-Exempt Revenue Bonds, Series 2009-59, Minnesota, 0.01%, 12/8/15(1)	25,900	25,900

Minnesota State Housing Finance Agency MFH Revenue Bonds, Gus Johnson Plaza,

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Minnesota – 3.5% – continued

(U.S. Treasury Escrowed), 0.35%, 12/15/15	$5,120	$5,120

Minnesota State Rural Water Finance Authority Inc. Revenue Notes, Public Projects Construction Notes, 1.00%, 11/1/16	5,000	5,027

Minnesota State Rural Water Finance Authority Public Projects Construction Revenue Notes, 1.00%, 12/1/15	6,250	6,250

Oak Park Heights Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing, (FNMA LOC), 0.02%, 12/8/15	2,790	2,790

Plymouth MFH Revenue Refunding VRDB, Parkside Apartments Project, (FNMA LOC), 0.02%, 12/8/15	2,150	2,150
		57,912

Mississippi – 2.8%

Mississippi State Business Finance Corp. Revenue VRDB, Mississippi State Business Finance Commission Gulf Opportunity Zone, Chevron USA, Series E, (Chevron Corp. Gtd.), 0.01%, 12/1/15	4,400	4,400

Mississippi State Business Finance Corp., Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series D, 0.01%, 12/1/15	9,900	9,900

Mississippi State Business Finance Corp., Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Series F, (Chevron Corp. Gtd.), 0.01%, 12/1/15	22,200	22,200

Mississippi State Hospital Equipment & Facilities Authority Revenue VRDB, Series 2, Mississippi Health, 0.01%, 12/8/15	9,725	9,725
		46,225

Missouri – 0.8%

Missouri State Health & Educational Facilities Authority Revenue VRDB, De Smet Jesuit High School, 0.01%, 12/1/15	2,400	2,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Missouri – 0.8% – continued

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital, Series B, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	$3,505	$3,505

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series B, Bethesda Health Group, Inc., (Bank of America N.A. LOC), 0.01%, 12/1/15	6,995	6,995
		12,900

Nevada – 0.2%

Clark County Airport Revenue VRDB, Series D-2B, Sub Lien, (Royal Bank of Canada LOC), 0.01%, 12/8/15	3,000	3,000

New Hampshire – 0.8%

New Hampshire State Health & Education Facilities Authority Revenue VRDB, Wentworth Douglas Hospital, (TD Bank N.A. LOC), 0.01%, 12/1/15	11,480	11,480

New Hampshire State Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.02%, 12/8/15	1,385	1,385
		12,865

New Jersey – 2.7%

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2047, 0.03%, 12/8/15 (1)	310	310

Hudson County Improvement Authority Revenue Notes, Series Y1, County Guaranteed Pooled Loan Notes, (Hudson County, New Jersey Gtd.), 1.75%, 11/11/16	13,000	13,153

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Revenue Bonds, Series E, Lincoln Towers Project, (U.S. Treasury Escrowed), 0.48%, 9/1/16	12,000	12,000

RBC Municipal Products, Inc. Trust G.O. Unlimited Floater Certificates Bonds, Series E-61, (Royal Bank of Canada LOC),

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

New Jersey – 2.7% – continued

0.10%, 1/4/16 (1)(2)	$20,000	$20,000
		45,463

New York – 11.3%

Erie County Industrial Development Agency VRDB, Canisius High School Buffalo, (Manufacturers & Traders Trust Co. LOC), 0.01%, 12/8/15	13,870	13,870

Metropolitan Transportation Authority Dedicated Tax Fund BANS, Series A-1, 0.75%, 6/1/16	10,000	10,027

Metropolitan Transportation Authority RANS, Subseries A-4, 0.50%, 3/1/16	13,000	13,006

Metropolitan Transportation Authority Revenue VRDB, Subseries E-1, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	6,000	6,000

Metropolitan Transportation Authority Revenue VRDB, Subseries E-5, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	4,000	4,000

New York City IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	4,135	4,135

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.01%, 12/1/15	5,500	5,500

New York City Municipal Water Finance Authority Water & Sewer System Revenue VRDB, Fiscal, Subseries B, 0.01%, 12/1/15	17,390	17,390

New York City Municipal Water Finance Authority Water & Sewer System Revenue VRDB, Subseries B-2, 0.01%, 12/1/15	5,000	5,000

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Subordinate Bonds, Series D3, 0.01%, 12/1/15	10,600	10,600

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Bonds, 0.01%, 12/1/15	11,600	11,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

New York – 11.3% – continued

New York G.O. Unlimited Adjustable Bonds, Fiscal 2008, Subseries J-5, 0.01%, 12/1/15	$2,000	$2,000

New York G.O. Unlimited Adjustable Bonds, Series A-5, (Royal Bank of Canada LOC), 0.01%, 12/1/15	800	800

New York G.O. Unlimited Adjustable Bonds, Series I, Subseries I-5, (Bank of New York Mellon LOC), 0.01%, 12/1/15	14,200	14,200

New York G.O. Unlimited Adjustable Bonds, Subseries D-4, (New York LOC), 0.01%, 12/1/15	1,500	1,500

New York G.O. Unlimited Adjustable Bonds, Subseries G-6, (Mizuho Bank Ltd. LOC), 0.01%, 12/1/15	7,580	7,580

New York G.O. Unlimited Adjustable Bonds, Subseries I-6, (Bank of New York Mellon LOC), 0.01%, 12/1/15	26,000	26,000

New York G.O. Unlimited Adjustable Bonds, Subseries I-8, 0.01%, 12/1/15	2,960	2,960

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.01%, 12/8/15	2,515	2,515

New York State Housing Finance Agency Revenue VRDB, Series A-1, 625 West 57th Street, (Bank of New York Mellon LOC), 0.01%, 12/8/15	5,500	5,500

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities and Equipment, 0.01%, 12/8/15	7,000	7,000

Niagara Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.01%, 12/8/15	3,280	3,280

Triborough Bridge & Tunnel Authority Revenue VRDB, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	13,000	13,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

New York – 11.3% – continued

Westchester County Industrial Development Agency Revenue Refunding VRDB, Hebrew Hospital Senior Housing, Inc., (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	$2,645	$2,645
		190,108

North Carolina – 1.8%

Forsyth County Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	100	100

North Carolina State Capital Facilities Finance Agency Revenue VRDB, YMCA of Greater Charlotte Project, Series A, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	4,305	4,305

North Carolina State Capital Recreational Facilities Finance Agency Revenue VRDB, YMCA Greater Charlotte Project, Series B, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	5,900	5,900

North Carolina State Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series A, 0.01%, 12/8/15	2,000	2,000

North Carolina State Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series B, 0.01%, 12/1/15	17,465	17,465

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.02%, 12/8/15 (1)	800	800
		30,570

Ohio – 1.6%

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Series C, Museum of Art Project, 0.02%, 12/8/15	3,815	3,815

Franklin County Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.01%, 12/8/15	9,900	9,900

Hamilton Electric System Revenue Refunding Notes, (Ohio Market Access Program Gtd.), 0.43%, 9/27/16	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Ohio – 1.6% – continued

Nuveen Quality Income Municipal Fund VRDP, Series 1-1480, 0.10%, 12/8/15 (1)	$10,000	$10,000
		26,715

Oklahoma – 0.4%

Oklahoma State Water Resources Board Adjustable Revenue Bonds, 0.25%, 3/1/16	1,240	1,240

Oklahoma State Water Resources Board Adjustable Revenue Bonds, Series A, 0.25%, 4/1/16	3,650	3,650

Oklahoma State Water Resources Board Revenue Bonds, 0.25%, 3/1/16	1,425	1,425
		6,315

Oregon – 1.6%

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing, (FNMA LOC), 0.04%, 12/8/15	13,075	13,075

Oregon State G.O. Limited TANS, Series A, 2.00%, 9/15/16	10,000	10,138

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Assumption Village Project, Series A, (MUFG Union Bank N.A. LOC), 0.03%, 12/8/15	2,950	2,950
		26,163

Pennsylvania – 4.1%

Butler County IDA Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	5,585	5,585

Lancaster IDA Revenue Bonds, Willow Valley Retirement, Series A, (PNC Bank N.A. LOC), 0.01%, 12/8/15	9,000	9,000

Lancaster IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	9,075	9,075

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Pennsylvania – 4.1% – continued

Philadelphia G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	$5,000	$5,050

Philadelphia Gas Works Revenue Refunding Bonds, 8th, Series E, (PNC Bank N.A. LOC), 0.01%, 12/8/15	38,200	38,200

Ridley School District G.O. Limited VRDB, Series 2009, (TD Bank N.A. LOC), 0.02%, 12/8/15	2,300	2,300
		69,210

South Carolina – 2.6%

Charleston County School District Development Corp. G.O. Unlimited TANS, 1.50%, 4/1/16	12,000	12,054

Charleston Educational Excellence Finance Corp. Revenue Bonds, Charleston County School District, 5.25%, 12/1/15	20,000	20,000

Columbia Waterworks & Sewer System Revenue VRDB, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	11,860	11,860
		43,914

Tennessee – 0.8%

IDB Tennessee Blount County & Cities Alcoa & Maryville Revenue VRDB, Series A, Local Government Improvement, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	4,115	4,115

Shelby County Health Educational & Housing Facilities Board MFH Revenue Refunding VRDB, Providence Place Apartments Project, (FNMA LOC), 0.02%, 12/8/15	9,445	9,445
		13,560

Texas – 10.1%

City of Garland Municipal Interest Bearing CP, (Citibank N.A. LOC), 0.05%, 12/2/15	5,000	5,000

City of Houston Municipal Interest Bearing CP, 0.04%, 12/4/15	8,300	8,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Texas – 10.1% – continued

Comal Independent School District G.O. Unlimited Bonds, Series ROCS RR-II-R-11907, (Texas Permanent School Fund Program Guaranty Insured), 0.03%, 12/8/15 (1)	$10,735	$10,735

Eclipse Funding Trust, Waco Texas, Revenue Bonds, Series 2007-0040, Solar Eclipse, (U.S. Bank N.A. LOC), 0.01%, 12/8/15 (1)	9,765	9,765

Harris County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, YMCA Greater Houston, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	9,175	9,175

Harris County Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	9,430	9,430

Lubbock Independent School District G.O. Unlimited VRDB, School Building, Series A, (Texas Permanent School Fund Program Guaranty Insured), 0.02%, 12/8/15	2,120	2,120

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, (Total S.A. Gtd.), 0.02%, 12/8/15	25,000	25,000

Port of Port Arthur Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.02%, 12/8/15	4,400	4,400

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, (Royal Bank of Canada LOC), 0.01%, 12/8/15 (1)	5,000	5,000

Texas State G.O. Unlimited Bonds, Transportation Commission - Mobility Fund, (U.S. Treasury Escrowed), 5.00%, 4/1/16	5,000	5,081

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, Prerefunded First Tier, (U.S. Treasury Escrowed), 4.38%, 4/1/16	1,290	1,308

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Texas – 10.1% – continued

Texas State Veterans G.O. Unlimited VRDB, Series B, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	$7,800	$7,800

Texas State Veterans G.O. Unlimited VRDB, Series A, 0.01%, 12/8/15	44,895	44,895

Texas State Veterans G.O. Unlimited VRDB, Series B, 0.01%, 12/8/15	20,550	20,550
		168,559

Utah – 0.7%

Salt Lake City G.O. Unlimited TRANS, 2.00%, 6/30/16	2,000	2,019

Utah State Water Finance Agency Revenue VRDB, Series B-1, 0.02%, 12/8/15	10,000	10,000
		12,019

Virginia – 0.6%

Lynchburg IDA Revenue Refunding VRDB, Series E, Hospital Centra Health, (FHLB of Atlanta LOC), 0.01%, 12/8/15	300	300

Virginia State College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.01%, 12/8/15	9,200	9,200
		9,500

Wisconsin – 2.4%

Madison Metropolitan School District Revenue Notes, Tax & Revenue Anticipation Project, 2.00%, 9/8/16	16,000	16,205

Milwaukee RANS, Series M7, 1.50%, 6/30/16	11,000	11,083

PMA Levy & Aid RANS, Series C, 2.00%, 2/22/16	2,050	2,058
2.00%, 9/26/16	1,800	1,823

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Aurora Healthcare, Series C, (Bank of Montreal LOC), 0.01%, 12/1/15	700	700

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Bay Area Medical Center, Inc., (BMO Harris Bank N.A. LOC), 0.01%, 12/1/15	2,815	2,815

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 86.5% – continued

Wisconsin – 2.4% – continued

Wisconsin State Health & Educational Facilities Authority Variable Rate Demand Obligations, (JPMorgan Chase Bank N.A. LOC), 0.18%, 1/11/16	$5,000	$5,000
		39,684

Municipal States Pooled Securities – 1.3%

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 1007, 0.11%, 12/8/15 (1)	2,525	2,525

FHLMC Multifamily Variable Rate Certificates Revenue VRDB, Series M027, Class A, 0.02%, 12/8/15	4,855	4,855

Western Asset Intermediate Municipals Fund, Inc. VRDP, Series 1 (AMT), 0.10%, 12/8/15 (1)	14,000	14,000
		21,380
Total Municipal Investments
(Cost $1,447,649)		1,447,649

Total Investments – 86.5%
(Cost $1,447,649) (3)		$1,447,649

Other Assets less Liabilities – 13.5%		225,925
NET ASSETS – 100.0%		$1,673,574

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Restricted security has been deemed illiquid. At November 30, 2015, the value of these restricted illiquid securities amounted to $44,495,000 or 2.7% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
RBC Municipal Products, Inc. Trust G.O. Unlimited Floater Certificates Bonds, Series E-56, 0.10%, 12/3/15	6/11/15 –9/1/15	$24,495

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued	NOVEMBER 30, 2015

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
RBC Municipal Products, Inc. Trust G.O. Unlimited Floater Certificates Bonds, Series E-61, 0.10%, 1/4/16	7/2/15	$20,000

(3)	The cost for federal income tax purposes was approximately $1,447,649,000.

Percentages shown are based on Net Assets.

At November 30, 2015, the industry sectors for the Portfolio were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Hospital	18.3%
Miscellaneous Revenues	13.5
Water & Sewer	9.3
Utility	9.0
Housing	6.8
City	6.6
University	5.8
School	5.4
All other sectors less than 5%	25.3

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Tax-Exempt Portfolio(1)	$–	$1,447,649	$–	$1,447,649

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 52.2% (1)

Federal Farm Credit Bank – 13.5%

FFCB Discount Notes, 0.19%, 1/5/16	$4,000	$3,999
0.18%, 1/8/16	20,000	19,996
0.19%, 1/11/16	44,000	43,990
0.25%, 1/25/16	6,000	5,998
0.25%, 1/26/16	3,000	2,999
0.27%, 2/9/16	3,000	2,998
0.34%, 4/29/16	14,000	13,981
0.34%, 5/9/16	13,000	12,981
0.36%, 5/25/16	7,000	6,988
0.28%, 6/13/16	26,000	25,961
0.26%, 6/14/16	12,000	11,983
0.39%, 6/29/16	7,000	6,984
0.29%, 7/5/16	20,000	19,966
0.40%, 7/11/16	8,000	7,979
0.47%, 7/11/16	8,000	7,979
0.30%, 7/22/16	13,000	12,975
0.32%, 7/26/16	16,000	15,966
0.32%, 7/27/16	6,000	5,986
0.41%, 7/27/16	7,000	6,983
0.32%, 8/1/16	16,000	15,965
0.42%, 8/2/16	13,000	12,964
0.32%, 8/5/16	11,000	10,976
0.35%, 8/12/16	25,000	24,940
0.35%, 8/26/16	7,000	6,982
0.44%, 8/30/16	6,000	5,980
0.37%, 9/1/16	18,000	17,950
0.35%, 9/2/16	11,000	10,971
0.38%, 9/28/16	6,000	5,981
0.63%, 10/4/16	11,000	10,942
0.39%, 10/7/16	8,000	7,974
0.38%, 10/14/16	35,000	34,885
0.39%, 10/14/16	6,000	5,980
0.38%, 10/18/16	11,000	10,964
0.44%, 10/21/16	10,500	10,459
0.45%, 11/1/16	10,500	10,457
0.51%, 11/2/16	7,000	6,967

FFCB FRN, 0.21%, 12/1/15 (2)	41,000	41,002
0.19%, 12/2/15 (2)	25,000	24,997
0.15%, 12/6/15 (2)	25,000	24,999
0.17%, 12/6/15 (2)	39,000	38,999
0.16%, 12/7/15 (2)	15,000	15,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 52.2% (1) – continued

Federal Farm Credit Bank – 13.5% – continued
0.21%, 12/7/15 (2)	$10,000	$10,007
0.19%, 12/9/15 (2)	18,000	17,995
0.18%, 12/10/15 (2)	20,000	19,999
0.15%, 12/16/15 (2)	34,000	33,999
0.21%, 12/18/15 (2)	25,000	25,008
0.17%, 12/20/15 (2)	10,000	9,999
0.18%, 12/21/15 (2)	9,000	8,999
0.19%, 12/24/15 (2)	8,000	7,998
0.21%, 12/26/15 (2)	15,000	15,000
0.18%, 12/28/15 (2)	20,000	19,999
0.25%, 12/29/15 (2)	13,000	13,008
0.21%, 12/30/15 (2)	24,000	23,999
		799,036

Federal Home Loan Bank – 20.8%

FHLB Bonds, 0.26%, 1/27/16	19,000	18,999
0.35%, 1/28/16	16,000	16,005
0.30%, 3/1/16	25,000	25,001
0.33%, 4/1/16	10,000	9,999

FHLB Discount Notes, 0.19%, 12/9/15	33,000	32,999
0.16%, 1/4/16	50,000	49,993
0.25%, 1/26/16	15,000	14,994
0.14%, 2/1/16	62,000	61,976
0.26%, 2/1/16	140,000	139,946
0.23%, 2/2/16	15,000	14,994
0.30%, 2/12/16	13,000	12,992
0.28%, 2/23/16	13,000	12,991
0.36%, 4/25/16	23,000	22,967
0.35%, 4/26/16	145,000	144,793
0.26%, 4/27/16	16,000	15,983
0.38%, 5/9/16	59,000	58,903
0.42%, 5/25/16	24,000	23,951
0.40%, 5/26/16	45,000	44,914
0.40%, 6/1/16	29,000	28,942
0.28%, 6/6/16	23,000	22,955
0.41%, 6/6/16	102,000	101,799

FHLB FRN, 0.19%, 12/2/15 (2)	30,000	30,000
0.14%, 12/17/15 (2)	50,000	50,000
0.20%, 12/21/15 (2)	30,000	30,000
0.21%, 12/21/15 (2)	13,000	12,999
0.16%, 12/23/15 (2)	53,000	53,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 52.2% (1) – continued

Federal Home Loan Bank – 20.8% – continued
0.16%, 12/24/15 (2)	$6,000	$6,000
0.20%, 12/27/15 (2)	31,000	31,000
0.21%, 2/7/16 (2)	21,000	20,996
0.18%, 2/10/16 (2)	38,000	37,993
0.22%, 2/13/16 (2)	30,000	29,994
0.23%, 2/17/16 (2)	50,000	49,990
		1,228,068

Federal Home Loan Mortgage Corporation – 7.9%

FHLMC Discount Notes, 0.01%, 12/1/15	25,000	25,000
0.18%, 1/14/16	127,000	126,972
0.28%, 2/22/16	25,000	24,984

FHLMC FRN, 0.19%, 12/12/15 (2)	89,000	89,029
0.20%, 12/12/15 (2)	45,000	44,995
0.20%, 12/13/15 (2)	20,000	19,998
0.14%, 12/17/15 (2)	40,000	40,000
0.16%, 12/18/15 (2)	30,000	29,999
0.21%, 12/21/15 (2)	50,000	49,997
0.27%, 12/27/15 (2)	12,000	11,996
		462,970

Federal National Mortgage Association – 10.0%

FNMA Discount Notes, 0.07%, 12/1/15	67,150	67,150
0.21%, 1/4/16	54,000	53,989
0.23%, 1/4/16	68,000	67,986
0.21%, 1/14/16	10,000	9,997
0.24%, 1/25/16	25,000	24,991
0.25%, 2/1/16	94,000	93,959
0.26%, 2/8/16	65,000	64,968
0.26%, 2/10/16	25,000	24,987
0.28%, 2/23/16	100,000	99,935
0.30%, 3/1/16	19,000	18,986

FNMA FRN, 0.21%, 12/8/15 (2)	39,000	38,993
0.24%, 12/26/15 (2)	25,000	24,997
		590,938
Total U.S. Government Agencies
(Cost $3,081,012)		3,081,012

U.S. GOVERNMENT OBLIGATIONS – 5.3%

U.S. Treasury Bills – 3.7%

0.11%, 1/21/16	23,000	22,996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 5.3% – continued

U.S. Treasury Bills – 3.7% – continued
0.12%, 1/21/16	$30,000	$29,995
0.13%, 1/21/16	30,000	29,995
0.18%, 2/25/16	49,000	48,979
0.27%, 3/3/16	30,000	29,979
0.34%, 5/26/16	30,000	29,949
0.40%, 6/2/16	30,000	29,940
		221,833

U.S. Treasury Floating Rate Notes – 0.9%
0.19%, 12/1/15 (2)	7,000	7,000
0.21%, 12/1/15 (2)	23,000	23,000
0.22%, 12/1/15 (2)	21,000	20,999
		50,999

U.S. Treasury Note – 0.7%

0.50%, 11/30/16	42,000	41,986
Total U.S. Government Obligations
(Cost $314,818)		314,818

Investments, at Amortized Cost
($3,395,830)		3,395,830

REPURCHASE AGREEMENTS – 42.0%

Joint Repurchase Agreements – 1.1% (3)

Bank of America Securities LLC, dated 11/30/15, repurchase price $33,334 0.07%, 12/7/15	33,333	33,333

Societe Generale, New York Branch, dated 11/30/15, repurchase price $33,334 0.11%, 12/7/15	33,333	33,333
		66,666

Repurchase Agreements – 40.9% (4)

Bank of America N.A., dated 11/30/15, repurchase price $585,001 0.12%, 12/1/15	585,000	585,000

BNP Paribas Securities Corp., dated 11/30/15, repurchase price $380,002 0.13%, 12/1/15	380,000	380,000

Citigroup Global Markets, Inc., dated 11/30/15, repurchase price $188,120 0.13%, 12/1/15	188,119	188,119

Credit Suisse Securities, dated 11/30/15, repurchase price $250,001 0.11%, 12/1/15	250,000	250,000
0.12%, 12/1/15	250,000	250,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 42.0% – continued

Repurchase Agreements – 40.9% (4) – continued

Credit Suisse Securities, dated 11/30/15, repurchase price $50,000 0.12%, 12/1/15	$50,000	$50,000

Societe Generale, New York Branch, dated 11/24/15, repurchase price $300,005 0.08%, 12/1/15	300,000	300,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $200,005 0.13%, 12/7/15	200,000	200,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $210,001 0.13%, 12/1/15	210,000	210,000
		2,413,119
Total Repurchase Agreements
(Cost $2,479,785)		2,479,785

Total Investments – 99.5%
(Cost $5,875,615) (5)		5,875,615

Other Assets less Liabilities – 0.5%		28,501
NET ASSETS – 100.0%		$5,904,116

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$33,677	2.38% – 4.38%	1/15/25 – 8/15/44
U.S. Treasury Notes	$34,045	0.13% – 2.13%	4/15/16 – 6/30/22
Total	$67,722

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$133,878	2.41% – 8.00%	2/1/16 – 10/1/45
FNMA	$869,456	2.33% – 6.00%	4/1/19 – 12/1/45
GNMA	$913,122	1.63% – 6.50%	5/15/18 – 10/20/65
U.S. Treasury Bills	$28,247	0.12% – 0.43%	12/17/15 – 8/18/16
U.S. Treasury Bonds	$98,865	0.00% – 3.00%	1/15/25 – 5/15/45
U.S. Treasury Notes	$436,111	0.13% – 2.75%	12/31/15 – 5/15/23
U.S. Treasury Strips	$316	2.19% – 2.20%	5/15/27
Total	$2,479,995

(5)	The cost for federal income tax purposes was approximately $5,875,615,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Portfolio(1)	$–	$5,875,615	$–	$5,875,615

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 62.0% (1)

Federal Farm Credit Bank – 25.0%

FFCB Bonds, 0.40%, 2/1/16	$21,000	$21,003
0.38%, 2/19/16	12,650	12,652

FFCB Discount Notes, 0.01%, 12/1/15	20,000	20,000
0.20%, 12/4/15	25,000	25,000
0.14%, 12/22/15	40,000	39,997
0.15%, 12/28/15	50,000	49,994
0.19%, 1/4/16	25,000	24,996
0.16%, 1/5/16	42,000	41,993
0.19%, 1/5/16	17,000	16,997
0.19%, 1/6/16	10,000	9,998
0.17%, 1/7/16	35,000	34,994
0.23%, 1/7/16	30,000	29,993
0.18%, 1/8/16	40,000	39,992
0.21%, 1/8/16	15,000	14,997
0.21%, 1/12/16	25,000	24,994
0.25%, 1/12/16	75,000	74,978
0.15%, 1/15/16	25,000	24,995
0.23%, 1/19/16	13,000	12,996
0.24%, 1/19/16	15,000	14,995
0.25%, 1/25/16	25,000	24,990
0.25%, 1/26/16	12,000	11,995
0.20%, 2/2/16	50,000	49,983
0.16%, 2/3/16	42,000	41,988
0.20%, 2/5/16	30,000	29,989
0.27%, 2/9/16	9,000	8,995
0.30%, 3/4/16	13,000	12,990
0.30%, 3/11/16	21,000	20,982
0.31%, 3/16/16	21,000	20,981
0.31%, 3/17/16	17,000	16,984
0.32%, 3/22/16	45,000	44,955
0.36%, 4/13/16	100,000	99,870
0.32%, 4/25/16	36,600	36,553
0.25%, 5/5/16	200,000	199,783
0.38%, 5/5/16	25,000	24,960
0.34%, 5/9/16	43,000	42,937
0.38%, 5/9/16	30,000	29,951
0.36%, 5/25/16	21,000	20,964
0.37%, 6/10/16	24,000	23,951
0.42%, 6/10/16	15,000	14,970
0.38%, 6/15/16	24,000	23,951
0.39%, 6/16/16	43,000	42,910

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 62.0% (1) – continued

Federal Farm Credit Bank – 25.0% – continued
0.39%, 6/22/16	$24,000	$23,948
0.39%, 6/29/16	21,000	20,953
0.46%, 6/29/16	100,000	99,736
0.47%, 7/11/16	28,000	27,920
0.30%, 7/22/16	43,000	42,916
0.41%, 7/27/16	21,000	20,944
0.42%, 8/2/16	43,000	42,880
0.32%, 8/5/16	38,000	37,916
0.35%, 8/26/16	22,500	22,443
0.44%, 8/30/16	22,000	21,928
0.35%, 9/2/16	38,000	37,901
0.41%, 9/16/16	100,000	99,678
0.38%, 9/28/16	22,000	21,932
0.63%, 10/4/16	38,000	37,798
0.43%, 10/5/16	100,000	99,640
0.38%, 10/7/16	25,000	24,920
0.39%, 10/7/16	28,000	27,908
0.38%, 10/18/16	38,000	37,874
0.44%, 10/21/16	38,000	37,853
0.45%, 11/1/16	38,000	37,844
0.51%, 11/2/16	26,000	25,878

FFCB FRN, 0.13%, 12/1/15 (2)	50,000	50,000
0.16%, 12/1/15 (2)	85,000	85,000
0.20%, 12/1/15 (2)	63,000	63,011
0.21%, 12/1/15 (2)	43,000	43,005
0.23%, 12/1/15 (2)	30,000	30,007
0.24%, 12/1/15 (2)	66,800	66,818
0.15%, 12/2/15 (2)	25,000	24,999
0.19%, 12/2/15 (2)	88,000	87,989
0.22%, 12/2/15 (2)	26,000	26,008
0.17%, 12/3/15 (2)	92,000	92,000
0.18%, 12/4/15 (2)	107,000	106,993
0.16%, 12/6/15 (2)	67,000	66,996
0.17%, 12/6/15 (2)	80,000	80,001
0.18%, 12/6/15 (2)	37,500	37,510
0.21%, 12/6/15 (2)	120,000	120,020
0.16%, 12/7/15 (2)	75,000	74,998
0.21%, 12/7/15 (2)	40,000	40,027
0.19%, 12/9/15 (2)	20,000	19,999
0.18%, 12/10/15 (2)	70,000	69,995
0.20%, 12/10/15 (2)	146,000	146,003
0.24%, 12/10/15	34,500	34,501

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 62.0% (1) – continued

Federal Farm Credit Bank – 25.0% – continued
0.15%, 12/14/15 (2)	$20,000	$20,000
0.21%, 12/14/15 (2)	155,500	155,575
0.18%, 12/15/15 (2)	150,000	149,998
0.25%, 12/15/15 (2)	20,000	20,018
0.15%, 12/16/15 (2)	125,000	124,996
0.21%, 12/17/15 (2)	25,000	25,004
0.20%, 12/19/15 (2)	25,000	25,011
0.17%, 12/20/15 (2)	38,000	37,998
0.18%, 12/20/15 (2)	449,000	448,993
0.23%, 12/20/15 (2)	65,000	65,024
0.28%, 12/20/15 (2)	15,428	15,433
0.18%, 12/21/15 (2)	33,000	32,997
0.20%, 12/22/15 (2)	122,000	121,988
0.18%, 12/23/15 (2)	36,000	35,998
0.19%, 12/23/15 (2)	56,000	56,000
0.18%, 12/24/15 (2)	56,000	55,996
0.19%, 12/24/15 (2)	28,000	27,995
0.26%, 12/24/15 (2)	13,500	13,502
0.21%, 12/26/15 (2)	43,000	42,999
0.23%, 12/26/15 (2)	85,000	85,005
0.18%, 12/28/15 (2)	72,000	71,998
0.25%, 12/29/15 (2)	25,000	25,015
0.21%, 12/30/15 (2)	82,000	81,996
		5,337,425

Federal Home Loan Bank – 35.9%

FHLB Bonds, 0.22%, 12/4/15	34,000	34,000
0.23%, 1/8/16	20,000	19,999
0.34%, 1/25/16	17,000	17,001
0.25%, 1/26/16	32,970	32,969
0.26%, 1/27/16	147,500	147,495
0.35%, 1/28/16	49,000	49,016
0.25%, 2/2/16	21,000	20,999
1.00%, 3/11/16	21,000	21,039
0.33%, 4/1/16	65,000	64,992
0.38%, 8/3/16	45,000	44,988

FHLB Discount Notes, 0.07%, 12/4/15	200,000	199,999
0.07%, 12/15/15	360,000	359,990
0.19%, 12/15/15	161,500	161,488
0.16%, 1/4/16	50,000	49,993
0.11%, 1/6/16	632,000	631,930
0.12%, 1/6/16	109,600	109,587
0.22%, 1/6/16	315,000	314,931

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 62.0% (1) – continued

Federal Home Loan Bank – 35.9% – continued
0.12%, 1/13/16	$210,000	$209,970
0.23%, 1/13/16	613,000	612,835
0.23%, 1/20/16	216,000	215,932
0.12%, 1/26/16	170,000	169,968
0.25%, 1/26/16	30,000	29,988
0.26%, 2/1/16	194,000	193,913
0.23%, 2/2/16	45,000	44,982
0.26%, 2/2/16	3,000	2,999
0.28%, 2/8/16	21,000	20,989
0.30%, 2/12/16	46,000	45,972
0.27%, 2/16/16	168,000	167,903
0.25%, 2/17/16	185,000	184,900
0.25%, 2/19/16	157,900	157,812
0.28%, 2/23/16	45,000	44,971
0.28%, 2/24/16	43,000	42,972
0.29%, 2/26/16	73,220	73,169
0.29%, 3/3/16	25,000	24,982
0.25%, 3/8/16	58,600	58,560
0.36%, 4/25/16	212,000	211,699
0.38%, 5/2/16	213,000	212,665
0.37%, 5/3/16	251,000	250,603
0.38%, 5/3/16	149,000	148,764
0.38%, 5/9/16	215,000	214,646
0.40%, 5/13/16	213,000	212,612
0.40%, 5/26/16	161,000	160,691
0.40%, 6/1/16	274,000	273,457

FHLB FRN, 0.19%, 12/2/15 (2)	60,000	60,000
0.19%, 12/11/15	40,000	40,000
0.14%, 12/14/15 (2)	195,000	195,000
0.14%, 12/18/15 (2)	215,000	215,000
0.20%, 12/21/15 (2)	36,000	36,000
0.21%, 12/21/15 (2)	47,000	46,996
0.16%, 12/24/15 (2)	24,000	23,998
0.17%, 12/26/15 (2)	90,000	89,998
0.20%, 12/27/15 (2)	107,000	107,000
0.22%, 12/28/15 (2)	64,000	64,000
0.21%, 2/7/16 (2)	78,000	77,985
0.18%, 2/10/16 (2)	143,000	142,973
0.22%, 2/13/16 (2)	100,000	99,982
0.23%, 2/17/16 (2)	175,000	174,966
0.28%, 2/26/16 (2)	36,500	36,497
		7,678,765

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 62.0% (1) – continued

Tennessee Valley Authority – 1.1%

TVA Discount Notes, 0.06%, 12/8/15	$35,000	$35,000
0.08%, 12/22/15	205,000	204,990
		239,990
Total U.S. Government Agencies
(Cost $13,256,180)		13,256,180

U.S. GOVERNMENT OBLIGATIONS – 9.6%

U.S. Treasury Bills – 6.4%
0.06%, 1/7/16	338,000	337,979
0.08%, 1/14/16	250,000	249,977
0.10%, 1/14/16	29,000	28,996
0.11%, 1/21/16	86,000	85,986
0.12%, 1/21/16	110,000	109,982
0.13%, 1/21/16	110,000	109,980
0.27%, 3/3/16	110,000	109,923
0.34%, 5/26/16	108,000	107,819
0.40%, 6/2/16	106,000	105,788
0.41%, 6/2/16	109,000	108,771
		1,355,201

U.S. Treasury Floating Rate Notes – 2.3%
0.19%, 12/1/15 (2)	244,345	244,336
0.21%, 12/1/15 (2)	164,000	164,000
0.22%, 12/1/15 (2)	90,000	89,994
		498,330

U.S. Treasury Notes – 0.9%
1.00%, 8/31/16	47,000	47,223
0.50%, 11/30/16	146,000	145,950
		193,173
Total U.S. Government Obligations
(Cost $2,046,704)		2,046,704

Investments, at Amortized Cost
(Cost $15,302,884)		15,302,884

REPURCHASE AGREEMENTS – 31.1% (3)

Repurchase Agreements – 31.1%

Bank of America N.A., dated 11/30/15, repurchase price $125,000 0.12%, 12/1/15	125,000	125,000

Citigroup Global Markets, Inc., dated 11/30/15, repurchase price $107,553 0.11%, 12/1/15	107,553	107,553

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 31.1% (3) – continued

Repurchase Agreements – 31.1% – continued

Credit Suisse Securities, dated 11/30/15, repurchase price $115,000 0.11%, 12/1/15	$115,000	$115,000

Credit Suisse Securities, dated 11/30/15, repurchase price $233,713 0.12%, 12/1/15	233,712	233,712

Federal Reserve Bank of New York, dated 11/30/15, repurchase price $5,400,006 0.05%, 12/1/15	5,400,000	5,400,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $500,001 0.08%, 12/1/15	500,000	500,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $60,000 0.13%, 12/1/15	60,000	60,000

Societe Generale, New York Branch, dated 11/30/15, repurchase price $100,000 0.11%, 12/1/15	100,000	100,000
		6,641,265
Total Repurchase Agreements
(Cost $6,641,265)		6,641,265

Total Investments – 102.7%
(Cost $21,944,149) (4)		21,944,149

Liabilities less Other Assets – (2.7)%		(577,494)
NET ASSETS – 100.0%		$21,366,655

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$61,804	2.62% – 3.10%	7/1/35 – 3/1/45
FNMA	$128,750	4.00%	2/1/45
GNMA	$240,724	1.63% – 10.5%	1/20/17 – 4/15/57
U.S. Treasury Bonds	$1,233,362	1.38% – 8.13%	8/15/21 – 8/15/44
U.S. Treasury Notes	$5,005,853	0.50% – 3.63%	6/30/16 – 2/15/25
Total	$6,670,493

(4)	The cost for federal income tax purposes was approximately $21,944,149,000.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurements date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Portfolio(1)	$–	$21,944,149	$–	$21,944,149

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4%

Alabama – 0.3%

Dothan Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (U.S. Bank N.A. LOC), 0.03%, 12/8/15	$12,000	$12,000

Alaska – 0.3%

Alaska State Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.01%, 12/8/15	15,950	15,950

Arizona – 0.4%

Arizona State Health Facilities Authority Revenue VRDB, Series B, Banner Health, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	9,000	9,000

Arizona State Health Facilities Authority Revenue VRDB, Series C, Banner Health, (Bank of America N.A. LOC), 0.01%, 12/8/15	9,000	9,000
		18,000

Arkansas – 0.3%

Benton County Public Facilities Board College Parking Revenue Refunding VRDB, Series A, Northwest Arkansas Community, (FHLB of Dallas LOC), 0.01%, 12/8/15	5,810	5,810

Benton County Public Facilities Board MFH Revenue Refunding VRDB, Bentonville Apartments, Series A, (FHLMC LOC), 0.03%, 12/8/15	6,900	6,900
		12,710

California – 8.7%

Alameda Public Financing Authority VRDB, Series A, Alameda Point Improvement Project, (MUFG Union Bank N.A. LOC), 0.02%, 12/8/15	6,900	6,900

BB&T Municipal Trust Various States G.O. Unlimited Bonds, Floaters, Series 2048, 0.02%, 12/8/15 (1)	16,495	16,495

BB&T Municipal Trust Various States G.O. Unlimited Bonds, Floaters, Series 2049, (Branch Banking & Trust Co. LOC), 0.04%, 12/8/15 (1)	11,375	11,375

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 8.7% – continued

California State G.O. Unlimited Bonds, Series A-3, (Bank of Montreal LOC), 0.01%, 12/1/15	$37,500	$37,500

California State Housing Finance Agency Home Mortgage Revenue VRDB, Series F-R (AMT), (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	7,800	7,800

California State Housing Finance Agency Home Mortgage Revenue VRDB, Series F-R (AMT), (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	21,655	21,655

California State Housing Finance Agency Home Mortgage Revenue VRDB, Series K-R (AMT), (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	10,055	10,055

California State Infrastructure & Economic Development Bank Revenue Refunding VRDB, Los Angeles Museum, Series A, (Wells Fargo Bank N.A. LOC), 0.01%, 12/1/15	10,445	10,445

California State Infrastructure & Economic Development Bank Revenue Refunding VRDB, Pacific Gas & Electric, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 12/1/15	14,450	14,450

California State Statewide Communities Development Authority MFH Revenue VRDB, David Avenue Apartments, Series WW, (FHLMC LOC), 0.02%, 12/8/15	5,300	5,300

California State Statewide Communities Development Authority MFH Revenue VRDB, Encanto Homes Apartments, (FHLB of San Francisco LOC), 0.01%, 12/8/15	3,000	3,000

California State Statewide Communities Development Authority Revenue VRDB, Community Hospital of Monterey, (Wells Fargo Bank N.A. LOC), 0.01%, 12/8/15	7,000	7,000

California State Statewide Communities Development Authority Revenue VRDB, Series OO, Imperial Park Apartments, (FHLMC LOC), 0.02%, 12/8/15	4,000	4,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 8.7% – continued

Daly City Housing Development Finance Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA LOC), 0.02%, 12/8/15	$8,730	$8,730

Fresno MFH Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.01%, 12/8/15	1,795	1,795

Livermore Refunding VRDB, 2008 Government COPS, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	4,050	4,050

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.01%, 12/8/15	5,000	5,000

Los Angeles Department of Water & Power System Revenue VRDB, Subseries A-2, 0.01%, 12/8/15	22,000	22,000

Los Angeles G.O. Unlimited TRANS, 2.00%, 6/30/16	35,000	35,340

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.01%, 12/8/15	7,500	7,500

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 12/8/15	1,000	1,000

Oceanside MFH Revenue VRDB, Shadow Way, Non AMT, (FHLMC LOC), 0.01%, 12/8/15	2,350	2,350

Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Class I, (FNMA LOC), 0.03%, 12/8/15	8,800	8,800

Riverside County G.O. Limited TRANS, 2.00%, 6/30/16	3,000	3,030

Sacramento County MFH Revenue VRDB, Series B, River Pointe Apartments, (FNMA LOC), 0.02%, 12/8/15	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 8.7% – continued

Sacramento Transportation Authority Sales Tax Revenue Refunding VRDB, Measure A, 0.01%, 12/8/15	$24,000	$24,000

Salinas Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.05%, 12/8/15	15,000	15,000

San Diego Unified School District G.O. Limited TRANS, Series A, 2.00%, 6/30/16	5,200	5,252

San Francisco City & County MFH Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC LOC), 0.01%, 12/8/15	15,000	15,000

San Francisco City & County Redevelopment Agency MFH Revenue Refunding VRDB, Series B-2, Fillmore Center, (FHLMC Gtd.), 0.03%, 12/8/15	6,750	6,750

San Francisco City & County Redevelopment Agency Revenue Bonds, Series C, 3rd Mission, (FNMA LOC), 0.02%, 12/8/15	16,100	16,100

San Jose MFH Revenue VRDB, Series F, Villa Monterey Apartments, (FNMA LOC), 0.02%, 12/8/15	8,000	8,000

State of California Municipal Interest Bearing CP, (Mizuho Bank Ltd. LOC), 0.03%, 12/3/15	12,500	12,500

University of California Municipal CP, 0.01%, 12/8/15	15,800	15,800

University of California VRDB, General Series AL-1, 0.01%, 12/8/15	14,800	14,800
		391,772

Colorado – 1.6%

Arapahoe County Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run, (FHLMC LOC), 0.01%, 12/8/15	400	400

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Colorado – 1.6% – continued

Colorado Health Facilities Authority Adjustable Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	$1,490	$1,490

Colorado Health Facilities Authority Revenue VRDB, Frasier Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	24,000	24,000

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor, (U.S. Bank N.A. LOC), 0.04%, 12/8/15	6,025	6,025

Colorado Springs Utilities Revenue Refunding VRDB, 0.01%, 12/8/15	8,400	8,400

Colorado Springs Utilities System Revenue VRDB, System Improvement, Series A, 0.01%, 12/8/15	11,415	11,415

Colorado State HFA SFM Revenue VRDB (AMT), 0.03%, 12/8/15	22,995	22,995
		74,725

Connecticut – 0.6%

Connecticut State Development Authority Revenue Refunding VRDB, Bradley Airport Hotel Project, (TD Bank N.A. LOC), 0.01%, 12/8/15	3,850	3,850

Connecticut State Health & Educational Facility Authority Adjustable Revenue Bonds, Series U, Yale University, 0.01%, 12/8/15	16,000	16,000

Connecticut State HFA Housing Mortgage Finance Program Revenue Refunding VRDB, Subseries C-3, 0.01%, 12/8/15	7,500	7,500
		27,350

District of Columbia – 2.6%

District of Columbia G.O. Bonds, ROCS-RR-II-R-11180WF, (Wells Fargo & Co. Gtd.), 0.03%, 12/8/15 (1)	16,470	16,470

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

District of Columbia – 2.6% – continued

District of Columbia Housing Finance Agency MFH Collateralized Revenue Bonds, Metro Village Apartments Project, (U.S. Treasury Escrowed), 0.50%, 8/1/16	$17,800	$17,800

District of Columbia Revenue VRDB, Series 2007, DC Preparatory Academy, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	7,890	7,890

District of Columbia University Revenue VRDB, Series B-1, Georgetown University, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	16,350	16,350

District of Columbia University Revenue VRDB, Series C-1, Georgetown University, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	21,500	21,500

District of Columbia Water & Sewer Authority Public Utility VRDB, Sub Lien, Subseries B-2, 0.01%, 12/8/15	7,000	7,000

Metropolitan Washington Airports Authority System Revenue Refunding VRDB, Subseries A-1, (Royal Bank of Canada LOC), 0.02%, 12/8/15	25,000	25,000

Metropolitan Washington DC Airports Authority System Revenue Refunding VRDB, Subseries C-1 (AMT), (Sumitomo Mitsui Banking Corp. LOC), 0.02%, 12/1/15	7,800	7,800
		119,810

Florida – 5.1%

Capital Trust Agency Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation, (FNMA LOC), 0.01%, 12/8/15	27,270	27,270

Florida Housing Finance Corp. MFH Mortgage Revenue Refunding VRDB, Lee Vista Apartments, (FHLMC LOC), 0.01%, 12/8/15	15,210	15,210

Florida Housing Finance Corp. MFH Mortgage Revenue Refunding VRDB, Series 2004, Maitland Apartments, (FHLMC LOC), 0.01%, 12/8/15	16,975	16,975

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Florida – 5.1% – continued

Florida Housing Finance Corp. Multifamily Mortgage Revenue Refunding Bonds, Series M-1, Cypress Lake Apartments, (FHLMC LOC), 0.01%, 12/8/15	$2,800	$2,800

Florida Housing Finance Corp. Multifamily Revenue VRDB, Series 2008-L, Hudson Ridge Apartments, (FHLB of San Francisco LOC), 0.01%, 12/8/15	6,755	6,755

Halifax Hospital Medical Center Revenue Refunding & Improvement VRDB, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	10,160	10,160

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health System, Series A, 0.01%, 12/8/15	36,200	36,200

Jacksonville Electric Systems Revenue VRDB, Series Three C-1, 0.01%, 12/8/15	36,945	36,945

Jacksonville Electric Systems Revenue VRDB, Series Three-B-3, 0.01%, 12/8/15	9,400	9,400

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2, 0.01%, 12/8/15	15,500	15,500

Orange County HFA MFH Adjustable Revenue Bonds, Series B, Lakeside Pointe Apartments, (FNMA Insured), 0.04%, 12/8/15	6,430	6,430

Orange County HFA MFH Revenue Refunding Bonds, Post Lake Apartments Project, (FNMA LOC), 0.02%, 12/8/15	28,100	28,100

Orange County HFA MFH Revenue VRDB, Marbella Cove, Series B, (FHLB of San Francisco LOC), 0.04%, 12/8/15	4,185	4,185

Osceola County HFA MFH Adjustable Revenue Bonds, Series A, Arrow Ridge Apartments, 0.02%, 12/8/15	4,330	4,330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Florida – 5.1% – continued

Sunshine State Governmental Financing Commission Revenue VRDB, Miami Dade County Program, Series A, (Bank of New York Mellon LOC), 0.01%, 12/8/15	$9,700	$9,700
		229,960

Georgia – 1.0%

Bacon Industrial Building Authority Revenue Bonds, D L Lee & Sons, Inc. Project, (Branch Banking & Trust Co. LOC), 0.07%, 12/8/15	4,405	4,405

Cobb County Housing Authority MFH Revenue Refunding VRDB, Series 1999, Cobb-Six Flags Association, (FHLMC LOC), 0.01%, 12/8/15	5,390	5,390

DeKalb County Authority MFH Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.03%, 12/8/15	11,700	11,700

East Point Housing Authority MFH Revenue VRDB, Robins Creste Apartments Project, (FHLMC LOC), 0.07%, 12/8/15	6,640	6,640

Hinesville Housing Authority MFH Adjustable Revenue Bonds, Harbor Square Apartments Project, (U.S. Treasury Escrowed), 0.50%, 5/1/16	10,000	10,000

Richmond County Development Authority MFH Revenue Bonds, Stonegate Club Apartments Project, (FNMA LOC), 0.02%, 12/8/15	7,915	7,915
		46,050

Hawaii – 0.2%

Eclipse Funding Trust Revenue Bonds, Solar Eclipse, Honolulu, (U.S. Bank N.A. LOC), 0.01%, 12/8/15 (1)	3,980	3,980

Hawaii State Housing Finance & Development Corp. Multifamily Revenue VRDB, Series 2008, Housing Lokahi Kau, (FHLMC LOC), 0.02%, 12/8/15	3,075	3,075
		7,055

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Idaho – 0.8%

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/16	$19,000	$19,188

Idaho State Housing & Finance Association MFH Revenue VRDB, Series A, Traditions At Boise Apartments, (FHLMC Gtd.), 0.02%, 12/8/15	5,850	5,850

Idaho State Housing & Finance Association Non-profit Facilities Revenue VRDB, Series 2008, College of Idaho Project, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	9,055	9,055
		34,093

Illinois – 8.9%

Aurora Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project, (BMO Harris Bank N.A. LOC), 0.08%, 12/8/15	3,210	3,210

Bridgeview Illinois G.O. Refunding VRDB, Series C, (BMO Harris Bank N.A. LOC), 0.03%, 12/8/15	10,000	10,000

Chicago Midway Airport Refunding VRDB, Second Lien (AMT), (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	41,570	41,570

Chicago Midway International Airport Revenue VRDB, Series C-1, Second Lien (AMT), (Bank of Montreal LOC), 0.03%, 12/8/15	43,920	43,920

Chicago Waterworks Refunding VRDB, Subseries 04-2, (State Street Bank & Trust Co. LOC), 0.06%, 12/8/15	14,535	14,535

Illinois State Development Finance Authority Adjustable Revenue Bonds, Series A, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	19,200	19,200

Illinois State Development Finance Authority Revenue VRDB, BAPS, Inc. Project, (Comerica Bank LOC), 0.02%, 12/8/15	4,215	4,215

Illinois State Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.01%, 12/1/15	1,600	1,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 8.9% – continued

Illinois State Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project, (BMO Harris Bank N.A. LOC), 0.02%, 12/8/15	$5,475	$5,475

Illinois State Development Finance Authority Revenue VRDB, Series 2003, Jewish Council Youth Services, (BMO Harris Bank N.A. LOC), 0.08%, 12/8/15	1,205	1,205

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, Series 2003-B, Augustana College, (BMO Harris Bank N.A. LOC), 0.02%, 12/8/15	5,490	5,490

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, Series B, University of Chicago, 0.17%, 3/10/16	22,265	22,265

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, The Adler Planetarium, (PNC Bank N.A. LOC), 0.02%, 12/8/15	7,500	7,500

Illinois State Finance Authority Adjustable Revenue Bonds, Loyola Academy, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	5,000	5,000

Illinois State Finance Authority Industrial Development VRDB, Durex Industries Project, (U.S. Bank N.A. LOC), 0.15%, 12/8/15	2,550	2,550

Illinois State Finance Authority MFH Revenue VRDB, Autumn Ridge Apartments, Series A, (FHLMC LOC), 0.01%, 12/8/15	4,455	4,455

Illinois State Finance Authority Multifamily Revenue VRDB, Series 2005, Housing Villagebrook Apartments Project, (FHLMC LOC), 0.03%, 12/8/15	9,435	9,435

Illinois State Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	11,090	11,090

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 8.9% – continued

Illinois State Finance Authority Revenue VRDB, E-Carle Foundation, Series E, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	$10,000	$10,000

Illinois State Finance Authority Revenue VRDB, Series D, Carle Foundation, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	14,600	14,600

Illinois State Finance Authority Revenue VRDB, Subseries C-1, Advocate Health, 0.01%, 12/8/15	42,000	42,000

Illinois State Finance Authority Revenue VRDB, Subseries C3B, Advocate Health, 0.35%, 7/21/16	5,245	5,245

Illinois State Finance Authority Revenue VRDB, University of Chicago Medical, Series D-2, (PNC Bank N.A. LOC), 0.01%, 12/1/15	8,000	8,000

Illinois State Finance Authority Revenue VRDB, WBEZ Alliance, Inc. Project, (BMO Harris Bank N.A. LOC), 0.01%, 12/8/15	22,000	22,000

Illinois State G.O. Unlimited VRDB, Series B-4, (State Street Bank & Trust Co. LOC), 0.01%, 12/8/15	14,600	14,600

Illinois State Health Facilities Finance Authority VRDB, Riverside Health System, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	4,700	4,700

Illinois State Housing Development Authority MFH Revenue VRDB, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.02%, 12/8/15	2,135	2,135

Illinois State MFH Development Finance Authority Revenue VRDB, West Chicago Senior Apartments, (Citibank N.A. LOC), 0.03%, 12/8/15	6,100	6,100

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series A-1B, (AGM Corp. Insured), 0.02%, 12/8/15	33,350	33,350

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 8.9% – continued

Lake County MFH Revenue VRDB, Rosewood Apartment Project, (FHLMC LOC), 0.05%, 12/8/15	$5,955	$5,955

Southwestern Development Authority Revenue VRDB, Arizon Co., Inc. Project, (FHLB of Des Moines LOC), 0.03%, 12/8/15	1,400	1,400

Southwestern Development Authority Solid Waste Disposal Revenue VRDB, Series B, Center Ethanol, (FHLB of Des Moines LOC), 0.03%, 12/8/15	7,370	7,370

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities Systems, 0.01%, 12/8/15	10,850	10,850
		401,020

Indiana – 4.6%

Elkhart County Multifamily Revenue VRDB, Series 2008 II-A, Housing Ashton Pines Apartments, (FHLB of Indianapolis LOC), 0.02%, 12/8/15	8,000	8,000

Indiana State Development Finance Authority Economic Development Revenue VRDB, Series 2003, Young Men’s Christian Association, (Wells Fargo Bank N.A. LOC), 0.14%, 12/8/15	600	600

Indiana State Health & Educational Facilities Financing Authority Hospital Adjustable Revenue Bonds, Howard Regional Health System Project, Series B, (BMO Harris Bank N.A. LOC), 0.01%, 12/1/15	9,580	9,580

Lawrenceburg PCR Refunding Bonds, Series 2008-H, Indiana Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.01%, 12/8/15	6,000	6,000

Posey County Economic Development Revenue Refunding VRDB, 0.35%, 8/2/16	175,000	175,000

RBC Municipal Products, Inc. Trust Revenue Floater Certificates, Series E-23, (Royal Bank of Canada LOC), 0.01%, 12/8/15 (1)	8,500	8,500
		207,680

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Iowa – 1.3%

Iowa State Finance Authority Community Revenue VRDB, Series B, Wesley Retirement Services, (Bank of America N.A. LOC), 0.03%, 12/8/15	$22,510	$22,510

Iowa State Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	6,100	6,100

Iowa State Finance Authority Revenue VRDB, Wesley Retirement Services, (Bank of America N.A. LOC), 0.03%, 12/8/15	7,200	7,200

Iowa State Finance Authority SFM Revenue VRDB, Series B, Mortgage-Backed Securities Program, (FHLMC Insured), 0.01%, 12/8/15	13,300	13,300

Iowa State Higher Education Loan Authority Revenue Refunding VRDB, Private College Facilities, Loras, (Bank of America N.A. LOC), 0.02%, 12/1/15	7,920	7,920
		57,030

Kansas – 1.1%

Kansas State Development Finance Authority MFH Revenue Bonds, Series C, The Clusters Apartments Project, (U.S. Treasury Escrowed), 0.35%, 2/1/16	2,600	2,600

Kansas State Development Finance Authority MFH Revenue VRDB, Series K, Tree House Apartments, (U.S. Bank N.A. LOC), 0.03%, 12/8/15	9,775	9,775

Kansas State Development Finance Authority Multifamily Revenue Refunding VRDB, Housing Chesapeake Apartments Project, (FHLMC LOC), 0.01%, 12/8/15	16,000	16,000

Mission MFH Revenue Refunding VRDB, The Falls Apartments Project, (FNMA LOC), 0.03%, 12/8/15	8,850	8,850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Kansas – 1.1% – continued

University of Kansas Hospital Authority Health Facilities Revenue VRDB, KU Health System, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	$14,170	$14,170
		51,395

Kentucky – 1.4%

Boone County Kentucky Revenue Refunding VRDB, Duke Energy, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	15,720	15,720

Kentucky State Housing Corp. Conduit Multifamily Mortgage Revenue VRDB, Series A, Overlook Terraces Apartments, (FNMA LOC), 0.02%, 12/8/15	10,000	10,000

Louisville & Jefferson County Metropolitan Government Health System Revenue VRDB, Norton Healthcare, Inc., (PNC Bank N.A. LOC), 0.02%, 12/8/15	8,000	8,000

Louisville & Jefferson County Regional Airport Authority Revenue VRDB, Series A, UPS Worldwide Forwarding, 0.01%, 12/1/15	280	280

Louisville Regional Airport Authority Special Facilities Adjustable Revenue Bonds, Series A, BT-OH LLC Project, (United Parcel Services, Inc. Gtd.), 0.01%, 12/1/15	21,200	21,200

Morehead League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	6,273	6,273

Williamstown League of Cities Revenue VRDB, Funding Trust Lease, Series B, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	1,995	1,995
		63,468

Louisiana – 1.7%

East Baton Rouge Parish IDB Revenue VRDB, ExxonMobil Project, Series B, 0.01%, 12/1/15	12,200	12,200

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Louisiana – 1.7% – continued

Louisiana State Local Government Environmental Facilities & Community Development Authority Adjustable Revenue Bonds, Fairview Crossing Apartments Project, 0.35%, 12/1/15	$10,000	$10,000

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue VRDB, Go To The Show, Series A, (FHLB of Dallas LOC), 0.01%, 12/8/15	5,305	5,305

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue VRDB, Series B, Nicholls State University, (FHLB of Atlanta LOC), 0.03%, 12/8/15	12,380	12,380

Louisiana State Local Government Environmental Facilities & Community VRDB, Series B, (FHLB of Dallas LOC), 0.01%, 12/8/15	10,635	10,635

Louisiana State Public Facilities Authority MFH Revenue Refunding VRDB, Linlake Ventures Project, (FHLMC LOC), 0.02%, 12/8/15	8,000	8,000

Louisiana State Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily, (FNMA LOC), 0.03%, 12/8/15	8,900	8,900

Port New Orleans Louisiana Board of Commerce Revenue Refunding VRDB, 0.01%, 12/8/15	8,200	8,200
		75,620

Maryland – 2.1%

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series G, MFH, Kirkwood, (FHLMC LOC), 0.01%, 12/8/15	8,000	8,000

Maryland State Health & Higher Educational Facilities Authority Adjustable Revenue Bonds, Series D, Pooled Loan Program, (Bank of America N.A. LOC), 0.04%, 12/8/15	14,300	14,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Maryland – 2.1% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Mercy Ridge, (Manufacturers & Traders Trust Co. LOC), 0.01%, 12/8/15	$20,370	$20,370

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, University of Maryland Medical System, Series E, (Bank of Montreal LOC), 0.01%, 12/8/15	20,500	20,500

Maryland State Housing and Community Development Administration Revenue VRDB, Residential, Series F, (PNC Bank N.A. LOC), 0.01%, 12/8/15	10,070	10,070

Maryland State Transportation Authority Passenger Facility Charge Revenue VRDB, Series C (AMT), Qualified Airport, (Wells Fargo Bank N.A. LOC), 0.03%, 12/8/15	20,400	20,400
		93,640

Massachusetts – 3.7%

Boston Water and Sewer Municipal Interest Bearing CP, (State Street Bank & Trust Co. LOC), 0.07%, 1/7/16	6,250	6,250

Massachusetts School Building Authority Municipal Interest Bearing CP, (Bank of America N.A. LOC), 0.05%, 12/3/15	26,250	26,250

Massachusetts School Building Authority Municipal Interest Bearing CP, (Citibank N.A. LOC), 0.02%, 12/8/15	33,000	33,000

Massachusetts State Bay Transportation Authority Sales Tax Revenue VRDB, Series A-1, 0.01%, 12/8/15	18,000	18,000

Massachusetts State Bay Transportation Authority Senior Sales Tax Revenue VRDB, Series A-2, 0.01%, 12/8/15	23,000	23,000

Massachusetts State Development Finance Agency Housing Revenue VRDB, Cordis Mills LLC, (FNMA Insured), 0.04%, 12/8/15	9,850	9,850

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Massachusetts – 3.7% – continued

Massachusetts State Development Finance Agency MFH Revenue Refunding VRDB, Kensington Project, (FNMA LOC), 0.05%, 12/8/15	$13,450	$13,450

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/22/16	11,000	11,111

Massachusetts State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series K, Baystate Medical Center, (Bank of America N.A. LOC), 0.01%, 12/8/15	4,500	4,500

Massachusetts State HFA Revenue VRDB, Series A, Princeton Westford Project, (Bank of America N.A. LOC), 0.01%, 12/8/15	4,700	4,700

Massachusetts State Water Resources Authority General Revenue VRDB, Series E, 0.02%, 12/8/15	3,000	3,000

Massachusetts State Water Resources Authority General Revenue VRDB, Series F, 0.01%, 12/8/15	12,450	12,450
		165,561

Michigan – 2.8%

Jackson County Economic Development Corp. Revenue Refunding VRDB, Series A, Vista Grande Villa, (Bank of America N.A. LOC), 0.02%, 12/1/15	1,800	1,800

Michigan State Finance Authority Refunding VRDB, Student Loan, Series 22-A, (State Street Bank & Trust Co. LOC), 0.02%, 12/8/15	19,800	19,800

Michigan State Higher Education Facilities Authority Revenue VRDB, Limited Obligation, Cleary University Project, (Comerica Bank LOC), 0.01%, 12/8/15	3,380	3,380

Michigan State Housing Development Authority Revenue VRDB, Series B (AMT), 0.02%, 12/8/15	25,000	25,000

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	17,000	17,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Michigan – 2.8% – continued

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Kroger Co. Recovery Zone, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	$9,500	$9,500

Michigan State University Revenue VRDB, General Series A, 0.01%, 12/8/15	28,500	28,500

Oakland University Revenue Refunding VRDB, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	20,000	20,000
		124,980

Minnesota – 1.4%

Coon Rapids Minnesota IDR VRDB, Kurt Manufacturing Project, 0.03%, 12/8/15	3,520	3,520

Crystal MFH Revenue Refunding VRDB, Calibre Chase Project, (FHLMC LOC), 0.06%, 12/8/15	1,910	1,910

Minnesota State Office of Higher Education Revenue VRDB, Series B, Supplemental Student, (State Street Bank & Trust Co. LOC), 0.01%, 12/8/15	17,000	17,000

Minnesota State School District Capital Equipment Borrowing Program Tax & Aid Anticipation COPS, Series A, Aid Anticipation Certificates of Indebtedness, 2.00%, 9/15/16	13,235	13,415

New Brighton MFH Revenue VRDB, Golden Pond Housing Project, (FNMA LOC), 0.04%, 12/8/15	2,920	2,920

Oak Park Heights Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing, (FNMA LOC), 0.02%, 12/8/15	6,500	6,500

Owatonna Housing Revenue Refunding VRDB, Series 2003-A, Second Century, (FHLB of Des Moines LOC), 0.04%, 12/8/15	2,535	2,535

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Minnesota – 1.4% – continued

Roseville Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project, (FHLMC LOC), 0.02%, 12/8/15	$13,600	$13,600
		61,400

Mississippi – 1.4%

Jackson County Port Facility Revenue Refunding Bonds, Chevron USA, Inc. Project, 0.01%, 12/1/15	13,500	13,500

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Series F, (Chevron Corp. Gtd.), 0.01%, 12/1/15	10,000	10,000

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Series A, Chevron USA, (Chevron Corp. Gtd.), 0.01%, 12/1/15	8,000	8,000

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Series C, Chevron USA, Inc., (Chevron Corp. Gtd.), 0.01%, 12/8/15	15,000	15,000

Mississippi State Business Finance Corp. Revenue Refunding VRDB, Jackson Heart Realty, (FHLB of Dallas LOC), 0.03%, 12/8/15	4,155	4,155

Mississippi State Business Finance Corp. Revenue VRDB, Series A, CPX Gulfport OPAG LLC, (Wells Fargo Bank N.A. LOC), 0.01%, 12/8/15	12,935	12,935
		63,590

Missouri – 0.9%

Missouri State Development Finance Board Infrastructure Revenue VRDB, Series C, St. Louis Convention Center, (U.S. Bank N.A. LOC), 0.01%, 12/1/15	3,600	3,600

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series B, Bethesda Health Group, Inc., (Bank of America N.A. LOC), 0.01%, 12/1/15	13,975	13,975

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Missouri – 0.9% – continued

Springfield IDA Revenue VRDB, ABEC, Inc. Project – Plant Expansion, (U.S. Bank N.A. LOC), 0.05%, 12/8/15	$5,365	$5,365

St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.01%, 12/8/15	4,000	4,000

St. Louis IDA Revenue VRDB, Mid-America Transplant Services Project, (BMO Harris Bank N.A. LOC), 0.02%, 12/1/15	11,670	11,670
		38,610

Nebraska – 0.8%

Nebraska State Investment Finance Authority Single Family Housing Revenue VRDB, Series B (AMT), (Nebraska Investment Finance Authority Single Family Program LOC), 0.01%, 12/8/15	17,300	17,300

Nebraska State Investment Finance Authority Single Family Housing Revenue VRDB, Series D (AMT), 0.01%, 12/8/15	17,500	17,500
		34,800

Nevada – 2.0%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	12,300	12,300

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	4,535	4,535

Clark County Airport G.O. Limited Revenue Refunding VRDB, Sub Lien, Series A (AMT), 0.02%, 12/8/15	14,370	14,370

Clark County Airport Revenue VRDB, Series D-2B, Sub Lien, (Royal Bank of Canada LOC), 0.01%, 12/8/15	13,000	13,000

Clark County Airport Revenue VRDB, Sub Lien, Series C-2 (AMT), (State Street Bank & Trust Co. LOC), 0.01%, 12/8/15	16,950	16,950

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Nevada – 2.0% – continued

County of Clark IDR VRDB, Series A, Southwest Gas Corp., (Bank of America N.A. LOC), 0.01%, 12/8/15	$11,500	$11,500

Nevada State Housing Division VRDB, Multifamily Unit Housing Revenue Project, (Wells Fargo Bank N.A. LOC), 0.16%, 12/8/15	5,670	5,670

Nevada State Housing Revenue VRDB, Vista Creek Apartments, (FHLB LOC), 0.06%, 12/8/15	11,415	11,415
		89,740

New Hampshire – 0.1%

New Hampshire State Health & Education Facilities Authority Revenue VRDB, Wentworth Douglas Hospital, (TD Bank N.A. LOC), 0.01%, 12/1/15	2,725	2,725

New Jersey – 0.6%

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2047, 0.03%, 12/8/15 (1)	15,085	15,085

Hudson County Improvement Authority Revenue Bonds, Essential Purpose Pooled Governmental Loan Program, (TD Bank N.A. LOC), 0.01%, 12/8/15	5,000	5,000

New Jersey State Housing & Mortgage Finance Agency Multi Family Revenue Refunding VRDB, Series G (AMT), (Bank of America N.A. LOC), 0.03%, 12/8/15	4,000	4,000

Toms River G.O. Unlimited Refunding Notes, 1.25%, 12/18/15	5,000	5,002
		29,087

New Mexico – 0.2%

New Mexico Mortgage Finance Authority MFH Revenue VRDB, Series A, Villas San Ignacio, (FHLMC LOC), 0.03%, 12/8/15	8,000	8,000

New York – 11.3%

Metropolitan Transportation Authority Dedicated Tax Fund BANS, Series A-1, 0.75%, 6/1/16	28,000	28,074

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 11.3% – continued

Metropolitan Transportation Authority New York Revenue VRDB, Subseries E-2, (Royal Bank of Canada LOC), 0.01%, 12/8/15	$10,000	$10,000

Metropolitan Transportation Authority RANS, Subseries A-4, 0.50%, 3/1/16	35,000	35,018

Metropolitan Transportation Authority Revenue Refunding VRDB, Subseries G-1G, (TD Bank N.A. LOC), 0.01%, 12/8/15	3,270	3,270

Nassau New York Health Care Corp. Revenue VRDB, Series C2, (Wells Fargo Bank N.A. LOC), 0.01%, 12/8/15	18,385	18,385

New York City Housing Development Corp. MFH Mortgage Adjustable Revenue Bonds, Series A, Granville Payne Apartments, (Citibank N.A. LOC), 0.03%, 12/8/15	5,560	5,560

New York City Housing Development Corp. MFH Mortgage Revenue VRDB, Series A, 1405 Fifth Avenue Apartments, (Citibank N.A. LOC), 0.03%, 12/8/15	4,690	4,690

New York City Housing Development Corp. MFH Mortgage Revenue VRDB, Series A, 550 East 170th Street Apartments, (Citibank N.A. LOC), 0.03%, 12/8/15	5,500	5,500

New York City Housing Development Corp. MFH Mortgage Revenue VRDB, Series A, Susan’s Court, (Citibank N.A. LOC), 0.02%, 12/8/15	24,000	24,000

New York City Housing Development Corp. Multifamily Mortgage Revenue VRDB, Series A, West 26th Street, (FHLMC Insured), 0.01%, 12/8/15	13,500	13,500

New York City Municipal Water & Sewer System Adjustable Revenue Bonds, Series AA, 2nd General Resolution Fiscal 2016, 0.01%, 12/1/15	14,000	14,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 11.3% – continued

New York City Municipal Water & Sewer System Adjustable Revenue Bonds, Series AA-2, 2nd General Resolution Fiscal 2016, 0.01%, 12/1/15	$14,250	$14,250

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.01%, 12/1/15	21,300	21,300

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Fiscal, Subseries B-3, 0.01%, 12/1/15	5,000	5,000

New York City Municipal Water Finance Authority Water & Sewer System Revenue VRDB, Subseries B-2, 0.01%, 12/1/15	35,240	35,240

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	2,245	2,245

New York City New York IDA Civic Facility Revenue VRDB, Series 2007, Ateret Torah Center Project, (Wells Fargo Bank N.A. LOC), 0.01%, 12/8/15	11,135	11,135

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Refunding VRDB, Series A-3, 0.01%, 12/1/15	31,335	31,335

New York G.O. Unlimited Adjustable Bonds, Fiscal 2008, Subseries J-5, 0.01%, 12/1/15	7,000	7,000

New York G.O. Unlimited Adjustable Bonds, Fiscal 2015, Subseries F4, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 12/8/15	42,500	42,500

New York G.O. Unlimited Adjustable Bonds, Fiscal 2015, Subseries F-7, (Royal Bank of Canada LOC), 0.01%, 12/1/15	13,000	13,000

New York G.O. Unlimited Adjustable Bonds, Series A-5, (Royal Bank of Canada LOC), 0.01%, 12/1/15	5,700	5,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 11.3% – continued

New York G.O. Unlimited Adjustable Bonds, Subseries A-4, (Bank of Montreal LOC), 0.01%, 12/8/15	$14,000	$14,000

New York G.O. Unlimited Adjustable Bonds, Subseries D-4, (New York LOC), 0.01%, 12/1/15	13,420	13,420

New York G.O. Unlimited Adjustable Bonds, Subseries G-6, (Mizuho Bank Ltd. LOC), 0.01%, 12/1/15	8,000	8,000

New York G.O. Unlimited Adjustable Bonds, Subseries I-6, (Bank of New York Mellon LOC), 0.01%, 12/1/15	11,915	11,915

New York G.O. Unlimited Adjustable Bonds, Subseries I-7, (Bank of America N.A. LOC), 0.01%, 12/8/15	17,000	17,000

New York G.O. Unlimited Adjustable Bonds, Subseries I-8, 0.01%, 12/1/15	9,500	9,500

New York State Housing Finance Agency Revenue VRDB, Series A, BAM South Housing, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	15,250	15,250

New York State Housing Finance Agency Revenue VRDB, Series A, Riverside Center 2, (Bank of America N.A. LOC), 0.01%, 12/8/15	3,000	3,000

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding VRDB, Series 150 (AMT), 0.02%, 12/1/15	20,000	20,000

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities and Equipment, 0.01%, 12/8/15	24,000	24,000

Suffolk County New York Industrial Development Agency Revenue VRDB, St. Anthony’s High School Civic, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	14,500	14,500

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 11.3% – continued

Warren & Washington Counties IDA Civic Facility Revenue VRDB, Series 2000, Glen At Highland Meadows Project, (Manufacturers & Traders Trust Co. LOC), 0.01%, 12/8/15	$9,075	$9,075
		510,362

North Carolina – 1.7%

Cleveland County Industrial Facilities Pollution Control Financing Authority Revenue VRDB, Cleveland County Family YMCA, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	9,215	9,215

Forsyth County Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	10,360	10,360

Greensboro G.O. Unlimited VRDB, Street Improvement, 0.03%, 12/8/15	10,000	10,000

Guilford County G.O. Unlimited VRDB, 0.03%, 12/8/15	200	200

North Carolina State Medical Care Commission Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services For Aging, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	6,670	6,670

Raleigh COPS VRDB, Series B, Downtown, 0.01%, 12/8/15	35,500	35,500

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.02%, 12/8/15 (1)	4,400	4,400
		76,345

Ohio – 1.8%

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Series D, Museum of Art Project, 0.02%, 12/8/15	7,000	7,000

Columbus Regional Airport Authority Development Revenue VRDB, Series A, Flight Safety International, Inc. (AMT), (Berkshire Hathaway Inc. Gtd.), 0.03%, 12/8/15	24,230	24,230

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Ohio – 1.8% – continued

Columbus Regional Airport Authority Development Revenue VRDB, Series B, Flight Safety International, Inc. (AMT), (Berkshire Hathaway Inc. Gtd.), 0.03%, 12/8/15	$4,400	$4,400

Franklin County Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.01%, 12/8/15	1,250	1,250

Grove City MFH Mortgage Revenue VRDB, Regency Arms Apartments, (FNMA LOC), 0.03%, 12/8/15	9,015	9,015

Hamilton Electric System Revenue Refunding Notes, (Ohio Market Access Program Gtd.), 0.43%, 9/27/16	7,000	7,000

Ohio State G.O. Unlimited Adjustable Bonds, Common Schools, Series B, 0.01%, 12/8/15	9,000	9,000

Ohio State Higher Educational Facility Commission Revenue VRDB, Antioch University, (PNC Bank N.A. LOC), 0.02%, 12/8/15	9,320	9,320

Ohio State Housing Finance Agency MFH Revenue Bonds, New Town Apartments Project, (U.S. Treasury Escrowed), 0.35%, 1/1/16	4,400	4,400

Ross County Revenue VRDB, Adena Health System, (PNC Bank N.A. LOC), 0.02%, 12/8/15	3,700	3,700
		79,315

Oklahoma – 0.1%

Oklahoma State Water Resources Board Adjustable Revenue Bonds, 0.25%, 4/1/16	4,970	4,970

Oregon – 2.2%

Clackamas County Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health Systems, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	15,700	15,700

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Oregon – 2.2% – continued

Oregon State Economic Development VRDB, Series 176, Cascade Steel, (Wells Fargo Bank N.A. LOC), 0.06%, 12/8/15	$4,100	$4,100

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing, (FNMA LOC), 0.04%, 12/8/15	20,800	20,800

Oregon State G.O. Limited TANS, Series A, 2.00%, 9/15/16	35,000	35,485

Oregon State Housing & Community Services Department SFM Revenue VRDB, Series C (AMT), 0.02%, 12/8/15	13,500	13,500

Port of Portland Oregon Apartment Revenue Refunding VRDB, Series 18A, Portland International Airport, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	5,840	5,840

Salem Oregon Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	6,000	6,000
		101,425

Pennsylvania – 2.8%

Allegheny County IDA Health Care Revenue VRDB, Series 2008-B, Vincentian Collaborative, (PNC Bank N.A. LOC), 0.02%, 12/8/15	4,725	4,725

Allegheny County IDA Revenue VRDB, Education Center Watson, (PNC Bank N.A. LOC), 0.02%, 12/8/15	6,000	6,000

Butler County IDA Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	5,340	5,340

Butler County IDA Revenue VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	3,615	3,615

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Pennsylvania – 2.8% – continued

Lancaster County Hospital Authority Senior Living Facilities Revenue VRDB, Series 2000, Quarryville Presbyterian, (Manufacturers & Traders Trust Co. LOC), 0.03%, 12/8/15	$11,475	$11,475

Lancaster IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.06%, 12/8/15	6,290	6,290

Lower Merion School District VRDB, Series A-1, Capital Project, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	4,600	4,600

Montgomery County Redevelopment Authority MFH Adjustable Revenue Bonds, Brookside Manor Apartments Project, Series A, (FNMA LOC), 0.01%, 12/8/15	9,170	9,170

Nuveen Investment Quality Municipal Fund Tax-Exempt VRDP, Series 2, 0.11%, 12/8/15	17,000	17,000

Pennsylvania State Higher Educational Facilities Authority Revenue VRDB, Series T2, AICUP Financing Program-York College of Pennsylvania Project, 0.55%, 5/2/16	6,910	6,910

Pennsylvania State Housing Finance Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood, (FHLMC LOC), 0.03%, 12/8/15	5,900	5,900

Philadelphia G.O. Unlimited TRANS, Series A, 2.00%, 6/30/16	9,000	9,089

Philadelphia Municipal Interest Bearing CP, (Wells Fargo Bank N.A. LOC), 0.08%, 12/10/15	6,000	6,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series C-14, (Royal Bank of Canada LOC), 0.01%, 12/8/15 (1)	7,700	7,700

University of Pittsburgh of the Commonwealth System of Higher Education Panthers-Pitt Asset Revenue Notes, 2.00%, 8/2/16	10,000	10,113

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Pennsylvania – 2.8% – continued

University of Pittsburgh-of the Commonwealth System of Higher Education Municipal Interest Bearing CP, 0.05%, 2/16/16	$8,300	$8,300

West Cornwall Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.02%, 12/8/15	2,880	2,880
		125,107

Rhode Island – 0.6%

Rhode Island State Housing & Mortgage Finance Corp. Multifamily Mortgage Revenue VRDB, Groves at Johnston Project, (FHLMC LOC), 0.02%, 12/8/15	26,050	26,050

South Carolina – 0.4%

Columbia Waterworks & Sewer System Revenue VRDB, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	10,000	10,000

South Carolina State Housing Finance & Development Authority Multifamily Revenue Bonds, (U.S. Treasury Escrowed), 0.35%, 12/15/15	7,365	7,365
		17,365

South Dakota – 0.1%

South Dakota State Health & Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospitals & Health, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	5,910	5,910

Tennessee – 1.4%

Blount County Public Building Authority Revenue VRDB, Series C-1-A, Local Government Public Improvement, (Knox County Gtd.), 0.02%, 12/8/15	5,150	5,150

Blount County Public Building Authority Revenue VRDB, Series C-3-A, Local Government Public Improvement, (Knox County Gtd.), 0.02%, 12/8/15	6,400	6,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Tennessee – 1.4% – continued

Knox County Health & Educational Facilities Board Revenue VRDB, Johnson Bible College Project, (FHLB of Cincinnati LOC), 0.01%, 12/8/15	$5,970	$5,970

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Multifamily Revenue Refunding VRDB, Timberlake Project, (FNMA LOC), 0.02%, 12/8/15	8,600	8,600

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue VRDB, Series B, MFH Arbor Crest, (FNMA LOC), 0.01%, 12/8/15	12,750	12,750

Sevier County Health, Educational & Housing Facilities Board MFH Revenue Bonds, Hallmark Rural Housing Portfolio, (U.S. Treasury Escrowed), 0.50%, 9/1/16	26,028	26,028
		64,898

Texas – 9.5%

Atascosa County Industrial Development Corp. PCR Refunding VRDB, San Miguel Electric Cooperative, (Natural Rural Utilities Cooperative Finance Corp. Gtd.), 0.03%, 12/8/15	9,600	9,600

Austin Water & Wastewater System Revenue Refunding VRDB, (Citibank N.A. LOC), 0.01%, 12/8/15	4,765	4,765

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2043, 0.04%, 12/8/15 (1)	14,040	14,040

Bexar County Housing Finance Corp. MFH Revenue Refunding VRDB, Altamonte Apartments Project, (FNMA LOC), 0.03%, 12/8/15	3,500	3,500

Bexar County Housing Finance Corp. MFH Revenue Refunding VRDB, Palisades Park Apartments Project, (FHLMC LOC), 0.01%, 12/8/15	3,880	3,880

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 9.5% – continued

Bexar County Housing Finance Corp. MFH Revenue VRDB, AMHA LLC Project, (FNMA LOC), 0.03%, 12/8/15	$4,705	$4,705

Bexar County Housing Finance Corp. MFH Revenue VRDB, Series A, Summit Hills Apartments Project, (FHLMC LOC), 0.02%, 12/8/15	3,500	3,500

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, BASF Corp. Project, 0.04%, 12/8/15	12,200	12,200

Clipper Caravel Tax-Exempt Certificate Trust Revenue Bonds, Series 2009-56 Participation Texas, Non AMT, 0.01%, 12/8/15 (1)	16,120	16,120

Gulf Coast Waste Disposal Authority Revenue Bonds, ExxonMobil Project, 0.01%, 12/1/15	20,050	20,050

Gulf Coast Waste Disposal Authority Revenue Refunding Bonds, ExxonMobil Project, 0.01%, 12/1/15	15,000	15,000

Gulf Coast Waste Disposal Authority Revenue VRDB, Series A, ExxonMobil Project, 0.01%, 12/1/15	16,240	16,240

Harris County Cultural Education Facilities Finance Corp. Special Facilities Revenue Refunding VRDB, Subseries B-2, Texas Medical Center, (JPMorgan Chase Bank N.A. LOC), 0.01%, 12/8/15	4,380	4,380

Harris County Industrial Development Corp. PCR Bonds, 0.01%, 12/1/15	7,800	7,800

Houston Airport System Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.05%, 1/5/16	5,000	5,000

Lower Neches Valley Authority Industrial Development Corp. Adjustable Revenue Bonds, Mobil Oil Refining Corp. Project, 0.01%, 12/1/15	15,500	15,500

Lubbock Independent School District G.O. VRDB, School Building, (Texas Permanent School Fund Program Guaranty Gtd.), 0.02%, 12/8/15	12,690	12,690

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 9.5% – continued

Lubbock Independent School District G.O. VRDB, School Building, Series A, (Texas Permanent School Fund Program Guaranty Insured), 0.02%, 12/8/15	$5,645	$5,645

Mansfield Industrial Development Corp. Revenue Bonds, Aces-Pier 1 Imports, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.03%, 12/8/15	9,500	9,500

Mesquite Independent School District G.O. VRDB, School Building, Series A, (Texas Permanent School Fund Program Guaranty Insured), 0.02%, 12/8/15	5,485	5,485

Northwest Independent School District G.O. VRDB, (Texas Permanent School Fund Program Guaranty Insured), 0.02%, 12/8/15	500	500

Panhandle Regional MFH Finance Corp. Revenue VRDB, Series 2008, Jason Ave Residential Apartments, (FHLMC LOC), 0.01%, 12/8/15	7,000	7,000

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series B, (Total S.A. Gtd.), 0.02%, 12/8/15	20,000	20,000

Port of Port Arthur Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.02%, 12/8/15	7,700	7,700

Port of Port Arthur Navigation District Revenue VRDB, Multi-Mode, Atofina, Series B, (Total S.A. Gtd.), 0.04%, 12/8/15	10,000	10,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-18, (Royal Bank of Canada LOC), 0.01%, 12/8/15 (1)	66,000	66,000

Southeast Texas State Housing Finance Corp. Revenue VRDB, Mansions at Moses Lake Apartment, (FHLMC LOC), 0.03%, 12/8/15	5,000	5,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 9.5% – continued

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Series C-1, Christus Health, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 12/8/15	$8,285	$8,285

Tarrant County MFH Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments, (FNMA LOC), 0.02%, 12/8/15	1,790	1,790

Texas State Affordable Housing Corp. MFH Adjustable Revenue Bonds, Gateway Northwest Project, (U.S. Treasury Escrowed), 0.50%, 10/1/16	11,500	11,500

Texas State Department of Housing & Community Affairs MFH Adjustable Revenue Bonds, Waters Willow Run Apartments, (U.S. Treasury Escrowed), 0.40%, 4/1/16	14,500	14,500

Texas State Department of Housing & Community Affairs MFH Revenue VRDB, Timber Point Apartments, Series A-1, (FHLMC LOC), 0.04%, 12/8/15	5,630	5,630

Texas State Department of Housing & Community Affairs MFH Revenue VRDB, Tower Ridge Apartments, (FNMA LOC), 0.07%, 12/8/15	15,000	15,000

Texas State Department of Housing & Community Affairs SFM Revenue VRDB, Series D (AMT), 0.03%, 12/8/15	7,700	7,700

Texas State G.O. Unlimited Bonds, Series A-2, Veterans Housing Assistance Fund, 0.02%, 12/8/15	20,000	20,000

Texas State G.O. Unlimited Refunding Bonds, Veterans Housing Assistance Fund, 0.01%, 12/8/15	8,945	8,945

Texas State Veterans G.O. Unlimited VRDB, Series II-D, Veteran’s Housing Assistance, (Sumitomo Mitsui Banking Corp. LOC), 0.02%, 12/8/15	9,500	9,500

University of Houston Revenue VRDB, 0.02%, 12/8/15	3,405	3,405

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 9.5% – continued

University of Texas Revenue Refunding VRDB, Financing System, Series B, 0.01%, 12/8/15	$18,900	$18,900
		430,955

Utah – 0.3%

Utah State Housing Corp. MFH Revenue VRDB, Timbergate, Series A, (FHLMC LOC), 0.06%, 12/8/15	3,125	3,125

Utah State Housing Corp. SFM Finance Agency Revenue VRDB, Series C-1, 0.08%, 12/8/15	2,855	2,855

Utah State Housing Corp. SFM Revenue VRDB, Series A-1, Class I, 0.08%, 12/8/15	4,670	4,670

Utah State Housing Corp. SFM Revenue VRDB, Series F-1, Class I, 0.08%, 12/8/15	5,310	5,310
		15,960

Virginia – 0.4%

Fairfax County Redevelopment & Housing Authority MFH Revenue Bonds, The Residences at Government Center II Project, (U.S. Treasury Escrowed), 0.40%, 4/1/16	13,000	13,000

Lynchburg IDA Revenue VRDB, Series B, Hospital Centra Health, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	3,535	3,535

Virginia State College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.01%, 12/8/15	2,200	2,200
		18,735

Washington – 1.2%

Washington State Housing Finance Commission MFH Revenue VRDB, Series A, Alderwood Court Apartments, (FHLMC LOC), 0.03%, 12/8/15	5,350	5,350

Washington State Housing Finance Commission MFH Revenue VRDB, Series A, Country Club Apartments, (U.S. Bank N.A. LOC), 0.03%, 12/1/15	9,690	9,690

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Washington – 1.2% – continued

Washington State Housing Finance Commission MFH Revenue VRDB, Series A, Holly Village Senior Living (AMT), (FNMA LOC), 0.04%, 12/8/15	$6,500	$6,500

Washington State Housing Finance Commission MFH Revenue VRDB, Series A, Pacific Inn Apartments Project, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	3,330	3,330

Washington State Housing Finance Commission MFH Revenue VRDB, Series A, Whisperwood Apartments Project, (FNMA LOC), 0.03%, 12/8/15	4,650	4,650

Washington State Housing Finance Commission Revenue Bonds, Single Family Program, Series Variable Rate-2A (AMT), (FHLMC LOC), 0.02%, 12/8/15	6,975	6,975

Washington State Housing Finance Commission Revenue VRDB, CAC Portfolio Projects, (U.S. Treasury Escrowed), 0.50%, 10/1/16	6,450	6,450

Washington State Housing Finance Commission Revenue VRDB, Reserve at SeaTac Apartments Project, (FHLB of San Francisco LOC), 0.02%, 12/8/15	5,500	5,500

Washington State Housing Finance Commission Revenue VRDB, Reserve Renton Apartments Project, (FHLB LOC), 0.02%, 12/8/15	8,000	8,000
		56,445

West Virginia – 0.4%

West Virginia State Hospital Finance Authority Revenue Refunding and Improvement VRDB, Series B, Cabell Hospital, (Branch Banking & Trust Co. LOC), 0.02%, 12/8/15	16,265	16,265

Wisconsin – 2.1%

Milwaukee RANS, Series M7, 2.00%, 6/30/16	30,000	30,308

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Wisconsin – 2.1% – continued

Milwaukee Redevelopment Authority Lease Revenue VRDB, University of Wisconsin- Kenilworth Project, (U.S. Bank N.A. LOC), 0.01%, 12/8/15	$860	$860

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Bay Area Medical Center, Inc., (BMO Harris Bank N.A. LOC), 0.01%, 12/1/15	2,400	2,400

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Marshfield, Series B, (JPMorgan Chase Bank N.A. LOC), 0.02%, 12/8/15	25,145	25,145

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.04%, 12/8/15	3,480	3,480

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services, (U.S. Bank N.A. LOC), 0.02%, 12/8/15	8,845	8,845

Wisconsin State Housing & EDA Home Ownership Revenue VRDB, Series C (Non-AMT), 0.01%, 12/8/15	5,500	5,500

Wisconsin State Housing & EDA Revenue VRDB, Series B, 0.03%, 12/8/15	5,800	5,800

Wisconsin State Housing & EDA Revenue VRDB, Series D, 0.04%, 12/8/15	14,370	14,370
		96,708

Wyoming – 1.0%

Lincoln County PCR Bonds, Series A, ExxonMobil Project, 0.01%, 12/1/15	10,180	10,180

Lincoln County PCR Refunding VRDB, ExxonMobil Project (AMT), 0.01%, 12/1/15	16,500	16,500

Sublette County PCR Refunding VRDB, ExxonMobil Project (AMT), 0.01%, 12/1/15	18,000	18,000
		44,680

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Municipal States Pooled Securities – 4.2%

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 1039, (Branch Banking & Trust Co. LOC), 0.11%, 12/8/15 (1)	$13,625	$13,625

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M015, Class A, (FHLMC LOC), 0.04%, 12/8/15 (2)	11,965	11,965

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M019, Class A, (FHLMC LOC), 0.04%, 12/8/15 (2)	17,665	17,665

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M020, Class A, (FHLMC LOC), 0.04%, 12/8/15 (2)	22,833	22,833

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M021, Class A, (FHLMC LOC), 0.04%, 12/8/15 (2)	31,615	31,615

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M024, Class A, 0.04%, 12/8/15 (2)	20,750	20,750

FHLMC Multifamily Variable Rate Certificates Revenue Bonds, Series M031, Class A, (FHLMC LOC), 0.02%, 12/8/15 (1)(2)	11,435	11,435

FHLMC Multifamily Variable Rate Certificates Revenue VRDB, Series M028, Class A, 0.03%, 12/8/15 (2)	29,345	29,345

FHLMC Multifamily Variable Rate Certificates Revenue VRDB, Series M033-V, (FHLMC LOC), 0.02%, 12/8/15 (2)	10,535	10,535

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Municipal States Pooled Securities – 4.2% – continued

Sun America Trust Various States Revenue VRDB, Series 2, (FHLMC LOC), 0.07%, 12/8/15	$21,800	$21,800
		191,568

Total Municipal Investments
(Cost $4,440,884)		4,440,884

Total Investments – 98.4%
(Cost $4,440,884) (3)		4,440,884

Other Assets less Liabilities – 1.6%		73,997
NET ASSETS – 100.0%		$4,514,881

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that this entity continue to meet its obligations to holders of bonds that it has issued or guaranteed.
(3)	The cost for federal income tax purposes was approximately $4,440,884,000.

Percentages shown are based on Net Assets.

At November 30, 2015, the industry sectors for the Portfolio were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Housing	27.1%
Hospital	11.2
Transportation	8.1
Country	6.2
University	6.0
State	5.6
IDB & PCR	5.6
All other sectors less than 5%	30.2

Total	100.0%

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Portfolio(1)	$–	$4,440,884	$–	$4,440,884

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION NOVEMBER 30, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABS	Asset-Backed Securities	HFA	Housing Finance Authority
AMT	Alternative Minimum Tax	IDA	Industrial Development Authority
BANS	Bond Anticipation Notes	IDB	Industrial Development Board
COPS	Certificates of Participation	IDR	Industrial Development Revenue
CP	Commercial Paper	LOC	Letter of Credit
EDA	Economic Development Authority	MFH	Multi Family Housing
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	RANS	Revenue Anticipation Notes
FHLMC	Federal Home Loan Mortgage Corporation	ROCS	Reset Option Certificates
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRN	Floating Rate Notes	TANS	Tax Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	TRANS	Tax and Revenue Anticipation Notes
GNMA	Government National Mortgage Association	VRDB	Variable Rate Demand Bonds
G.O.	General Obligation	VRDP	Variable Rate Demand Preferred
Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2015

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2015, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for all of the Trust’s portfolios. Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios, except the U.S. Government Select Portfolio, is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. The U.S. Government Select Portfolio is authorized to issue four classes of shares: Shares, Service Shares, Premier Shares and Williams Capital Shares. Each class is distinguished by the level of administrative and liaison services provided. At November 30, 2015, Shares and Service Shares were outstanding for each of the Portfolios except the Treasury Portfolio, which had only Shares outstanding. At November 30, 2015, the U.S. Government Select Portfolio also had Williams Capital Shares outstanding. Premier Shares are not currently offered to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-8, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which NTI, as authorized by the Board of Trustees of the Trust (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

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NOTES TO THE FINANCIAL STATEMENTS continued

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolios to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolios may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Treasury Portfolio and U.S. Government Portfolio have entered into such joint repurchase agreements at November 30, 2015, as reflected in their accompanying Schedules of Investments.

The Portfolios may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Portfolios to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolios manage their cash collateral and securities collateral on a counterparty basis. As of November 30, 2015, the Portfolios have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Diversified Assets	Bank of America	$66,666	$(66,666)	$ —
	BNP Paribas	100,000	(100,000)	—
	JPMorgan	187,000	(187,000)	—
	Societe Generale	66,667	(66,667)	—
	Total	$420,333	$(420,333)	$ —
Treasury	Bank of America	$25,000	$(25,000)	$ —
	Bank of Nova Scotia	600,000	(600,000)	—
	BNP Paribas	460,000	(460,000)	—
	Citigroup	235,719	(235,719)	—
	Federal Reserve Bank of New York	2,250,000	(2,250,000)	—
	Goldman Sachs	500,000	(500,000)	—
	ING Financial Markets LLC	1,050,000	(1,050,000)	—
	JPMorgan	450,000	(450,000)	—
	Societe Generale	1,060,000	(1,060,000)	—
	Total	$6,630,719	$(6,630,719)	$ —

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2015

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
U.S. Government	Bank of America	$618,333	$(618,333)	$ —
	BNP Paribas	380,000	(380,000)	—
	Citigroup	188,119	(188,119)	—
	Credit Suisse	550,000	(550,000)	—
	Societe Generale	743,333	(743,333)	—
	Total	$2,479,785	$(2,479,785)	$ —
U.S. Government Select	Bank of America	$125,000	$(125,000)	$ —
	Citigroup	107,553	(107,553)	—
	Credit Suisse	348,712	(348,712)	—
	Federal Reserve Bank of New York	5,400,000	(5,400,000)	—
	JPMorgan	560,000	(560,000)	—
	Societe Generale	100,000	(100,000)	—
	Total	$6,641,265	$(6,641,265)	$ —

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Portfolios may receive dividend income from investment companies. Dividend income, if any, is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolios’ capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the net asset values per share of the Portfolios.

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NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Diversified Assets	$216	$(216)
Treasury	190	(190)
U.S. Government	70	(70)
U.S. Government Select	151	(151)
Municipal	21	(21)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolios in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolios in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolios’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Tax-Exempt Portfolio had approximately $3,000 of capital loss carryforwards utilized for U.S. Federal income tax purposes at November 30, 2015.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

POST-ENACTMENT LOSSES

Amount in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD
Tax-Exempt	$11

The Portfolio in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2015, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Diversified Assets	$ —	$275	$ —
Treasury	—	333	—
Tax-Exempt	18	—	—
U.S. Government	—	102	—
U.S. Government Select	—	337	—
Municipal	53	21	166

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$1,077
Treasury	—	1,472
Tax-Exempt	127	—
U.S. Government	—	584
U.S. Government Select	—	2,101
Municipal	456	41

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2014, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$1,082
Treasury	—	1,284
Tax-Exempt	121	—
U.S. Government	—	674
U.S. Government Select	—	1,785
Municipal	710	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2015

As of November 30, 2015, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2014, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

During the fiscal year ended November 30, 2015, the Portfolios did not have any borrowings. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2015.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of each Portfolio’s average daily net assets as follows:

ANNUAL MANAGEMENT FEE
Diversified Assets	0.33%
Treasury	0.18%
Tax-Exempt	0.33%
U.S. Government	0.33%
U.S. Government Select	0.18%
Municipal	0.18%

NTI has contractually agreed to reimburse a portion of the operating expenses of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio and Municipal Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations of 0.35 percent, 0.20 percent, 0.35 percent, 0.35 percent, 0.20 percent and 0.20 percent, respectively, of the Portfolio’s average daily net assets. The contractual expense reimbursement arrangement is expected to continue until at least April 1, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2015, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statements of Operations. The contractual expense reimbursement receivables at November 30, 2015 were approximately $103,000, $212,000, $72,000, $214,000, and $52,000 for the Diversified Assets, Treasury, U.S. Government, U.S. Government Select and Municipal Portfolio, respectively, and are shown as

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

part of “Receivable from affiliate for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by NTI.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolios from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. Any such reimbursement is paid monthly to the Portfolios by NTI. There is no guarantee a Portfolio will be able to avoid a negative yield. During the fiscal year ended November 30, 2015, NTI reimbursed expenses, in order to avoid a negative yield, for the Portfolios. Portfolio-level expenses reimbursed by NTI were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by NTI are shown as “Less expenses voluntarily reimbursed by investment adviser” in the Statements of Operations. The voluntary expense reimbursement receivables at November 30, 2015 were approximately $796,000, $1,087,000, $339,000, $980,000, $824,000 and $585,000 for the Diversified Assets, Treasury, Tax-Exempt, U.S. Government, U.S. Government Select and Municipal Portfolios, respectively, and are included as part of “Receivable from affiliate for expense reimbursements” in the Statements of Assets and Liabilities.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for all share classes of the Portfolios.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30,

2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$120,148,744	$48	$(121,702,104)	$(1,553,312)
Treasury	119,388,635	23	(117,502,500)	1,886,158
Tax-Exempt	10,902,256	—	(10,334,214)	568,042
U.S. Government	72,454,093	3	(72,330,687)	123,409
U.S. Government Select	188,676,284	48	(186,790,802)	1,885,530
Municipal	23,517,070	2	(23,690,536)	(173,464)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$121,635,898	$41	$(121,513,615)	$122,324
Treasury	96,018,331	28	(91,479,275)	4,539,084
Tax-Exempt	7,169,472	—	(7,233,040)	(63,568)
U.S. Government	74,228,554	3	(74,992,480)	(763,923)
U.S. Government Select	163,262,117	50	(161,467,350)	1,794,817
Municipal	23,728,942	6	(23,791,801)	(62,853)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2015

Transactions in Service Shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$11,742	$—	$(11,432)	$310
Tax-Exempt	10,232	—	(10,028)	204
U.S. Government	50,181	—	(68,170)	(17,989)
U.S. Government Select	501,337	—	(502,336)	(999)
Municipal	45,256	—	(55,624)	(10,368)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$15,077	$ —	$(15,307)	$(230)
Tax-Exempt	8,044	—	(8,394)	(350)
U.S. Government	70,693	—	(67,511)	3,182
U.S. Government Select	518,983	—	(536,146)	(17,163)
Municipal	115,790	—	(121,805)	(6,015)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Williams Capital Shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$143,000	$12	$(70,003)	$73,009

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Williams Capital Shares for the period September 15, 2014 (commencement of operations) to November 30, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$140,976	$1	$ —	$140,977

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

6. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

7. OTHER MATTERS

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which currently govern the operations of the Portfolios. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5% of their total assets (previously 80%) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating net asset value (“NAV”) — Only institutional prime and institutional municipal/ tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•

Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

Effective September 30, 2015, the U.S. Government Portfolio and the U.S. Government Select Portfolio each seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the U.S. Government Select Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation.

Effective September 30, 2015, the Treasury Portfolio seeks to achieve its objective by investing, under normal circumstances, its total assets exclusively in cash, short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”), and repurchase agreements collateralized fully by cash or Treasury Obligations.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to government fund investment thresholds, floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to other money market fund reforms. At this time, management is evaluating the implications of many of these amendments and their impact on the Portfolios’ operations, financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio, (six of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (six of the portfolios constituting the Northern Institutional Funds) at November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2016

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MONEY MARKET PORTFOLIOS

TAX AND DISTRIBUTION INFORMATION	NOVEMBER 30, 2015 (UNAUDITED)

During the fiscal year ended November 30, 2015, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends”, excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio — 99.67% and Municipal Portfolio — 91.82%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated the following percentages of income of the respective Portfolios as QII for the fiscal year ended November 30, 2015:

Diversified Assets	100%
Treasury	100%
U.S. Government	100%
U.S. Government Select	100%

The Portfolios designate the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Portfolio made capital gain distributions in December 2015, and hereby designates these long-term capital gain distributions as follows:

Amount in thousands	AMOUNT
Municipal	$166

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2015 (UNAUDITED)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2015 through November 30, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/15 - 11/30/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.23%	$1,000.00	$1,000.10	$1.15
Hypothetical**	0.23%	$1,000.00	$1,023.92	$1.17
SERVICE SHARES
Actual	0.23%	$1,000.00	$1,000.10	$1.15
Hypothetical**	0.23%	$1,000.00	$1,023.92	$1.17

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.62	$0.46

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.05%	$1,000.00	$1,000.10	$0.25
Hypothetical**	0.05%	$1,000.00	$1,024.82	$0.25
SERVICE SHARES
Actual	0.05%	$1,000.00	$1,000.10	$0.25
Hypothetical**	0.05%	$1,000.00	$1,024.82	$0.25
U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical**	0.13%	$1,000.00	$1,024.42	$0.66
SERVICE SHARES
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical**	0.13%	$1,000.00	$1,024.42	$0.66

U.S. GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical**	0.13%	$1,000.00	$1,024.42	$0.66
SERVICE SHARES
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical**	0.13%	$1,000.00	$1,024.42	$0.66
WILLIAMS CAPITAL SHARES
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical**	0.13%	$1,000.00	$1,024.42	$0.66

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2015 (UNAUDITED)

MUNICIPAL MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.06%	$1,000.00	$1,000.10	$0.30
Hypothetical**	0.06%	$1,000.00	$1,024.77	$0.30
SERVICE SHARES
Actual	0.06%	$1,000.00	$1,000.10	$0.30
Hypothetical**	0.06%	$1,000.00	$1,024.77	$0.30

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2015. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2015 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)*	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998;	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company since 2010;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 71 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014.

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

*	Mr. Edward J. Condon, Jr. retired as a Trustee effective December 31, 2015.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 58 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 29 portfolios)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 58 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 2000	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

MONEY MARKET PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2015 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	•Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since October 2015.

•Chief Compliance Officer for 50 South Capital Advisors, LLC since February 2015 to present; Chief Compliance Officer from April 2007 to February 2015 and Compliance Associate from June 2006 to April 2007 for Mesirow Advanced Strategies; Alternatives Product Manager and Vice President from February 2006 to June 2006 and Second Vice President from November 2003 to February 2006 for The Northern Trust Company.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	•Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	•Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•Legal Counsel at The Northern Trust Company since 2014; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO1,2

TAX-EXEMPT PORTFOLIO1,2

TREASURY PORTFOLIO1

U.S. GOVERNMENT PORTFOLIO1,3

U.S. GOVERNMENT SELECT PORTFOLIO1,3

1 Money Market Risk: An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

2 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Tax-Exempt or Municipal Portfolios to pay tax-exempt dividends.

3 U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the U.S. Government or U.S. Government Select Portfolios may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

U.S. GOVERNMENT PORTFOLIO2

U.S. GOVERNMENT SELECT PORTFOLIO2

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months or less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION	NOVEMBER 30, 2015

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ web site at www.northernfunds.com/institutional or the SEC’s Web site at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	PRIME OBLIGATIONS PORTFOLIO

13	ABBREVIATIONS AND OTHER INFORMATION

14	NOTES TO THE FINANCIAL STATEMENTS

19	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20	TAX INFORMATION

21	FUND EXPENSES

22	TRUSTEES AND OFFICERS

26	INVESTMENT CONSIDERATIONS

27	INDEX DEFINITIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2015, the U.S. Federal Reserve prepared the markets for the likelihood that the start of policy normalization in the form of a short-term interest rate hike would occur in 2015. While many investors had been anticipating a September 2015 interest rate rise, over time it became less likely that the Federal Open Market Committee (“FOMC”) would initiate its first interest rate hike amid tightening market conditions, heightened volatility, a stronger dollar, a lower projected inflation path, and uncertainty regarding the weakening of the Chinese economy and possible spillover effects. Following a September Federal Reserve meeting with no interest rate hike, investors began to doubt whether an increase would occur in 2015. That sentiment changed following the Federal Reserve’s October meeting statement, where the FOMC removed language regarding international developments and substituted language concerning “whether it will be appropriate to raise the target rate at its next meeting.”

Following a dismal first quarter, the U.S. economy bounced back for the remainder of the period despite weaker global growth, and the U.S. unemployment rate fell to 5%. Core inflation also remained persistently low. Credit spreads began to widen during the second quarter and remained so throughout the period. Initially this was more evident for issuances three months and out, but it began to affect maturities in the one-month area as the December FOMC meeting approached. Treasuries and agencies also experienced widening spreads.

For the 12-month period ended November 30, 2015, the Portfolio posted a 0.06% return (Shares Class) compared with the 0.05% return of its benchmark, iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2015, the Portfolio’s 7-day current yield was 0.11%. We have maintained a neutral to long duration for the Portfolio relative to its benchmark. We also continue to position the Portfolio conservatively by remaining highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2015
TOTAL RETURN	SHARES	SERVICE SHARES	GFS SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.06%	0.06%	0.06%	0.05%	0.11	%*
FIVE YEAR	0.06	0.04	N/A	0.05
TEN YEAR	1.34	1.21	N/A	1.33

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” will be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio also includes voluntary reimbursements to prevent a negative yield that may change or end at any time. Without the voluntary expense reimbursements, the 7-Day current yield would have been 0.11% for Shares, 0.11% for Service Shares and 0.11% for GFS Shares as of November 30, 2015.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 26 and 27.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	29.9%
2 - 15 DAYS	17.4
16 - 30 DAYS	13.8
31 - 60 DAYS	7.3
61 - 97 DAYS	18.5
98 - 180 DAYS	8.8
181 - 270 DAYS	0.9
271 - 366 DAYS	3.4

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/15)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*
GFS SHARES	NPOXX
INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05
GFS SHARES	5/10/11
TOTAL NET ASSETS	$4,009,293,565

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GFS SHARES	1.00
GROSS EXPENSE RATIO(1)
SHARES	0.17%
SERVICE SHARES	0.42
PREMIER SHARES*	—
GFS SHARES	0.17
NET EXPENSE RATIO
SHARES	0.15%
SERVICE SHARES	0.15
PREMIER SHARES*	—
GFS SHARES	0.15

*	Currently, Premier Shares are not being offered to Investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2015

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost, which approximates fair value	$3,754,116
Repurchase agreements, at cost, which approximates fair value	283,847
Cash	411
Interest income receivable	1,781
Receivable for securities sold	820
Receivable from affiliate for expense reimbursements	45
Prepaid and other assets	11
Total Assets	4,041,031
LIABILITIES:
Payable for securities purchased	30,000
Payable for fund shares redeemed	826
Distributions payable to shareholders	324
Payable to affiliates:
Management fees	414
Custody fees	37
Transfer agent fees	48
Trustee fees	20
Accrued other liabilities	68
Total Liabilities	31,737
Net Assets	$4,009,294
ANALYSIS OF NET ASSETS:
Capital stock	$4,009,200
Accumulated undistributed net investment income	94
Net Assets	$4,009,294
Net Assets:
Shares	$3,610,101
Service Shares	37,480
GFS Shares	361,713
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	3,610,037
Service Shares	37,456
GFS Shares	361,707
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00
GFS Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$6,686
Total Investment Income	6,686
EXPENSES:
Management fees	4,132
Custody fees	369
Transfer agent fees	477
Registration fees	82
Printing fees	32
Professional fees	67
Trustee fees	43
Other	102
Total Expenses	5,304
Less expenses contractually reimbursed by investment adviser	(493)
Less custodian credits	(6)
Net Expenses	4,805
Net Investment Income	1,881
NET REALIZED GAINS:
Net realized gains on:
Investments	103
Net Gains	103
Net Increase in Net Assets Resulting from Operations	$1,984

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2015	2014
OPERATIONS:
Net investment income	$1,881	$494
Net realized gains on:
Investments	103	107
Net Increase in Net Assets Resulting from Operations	1,984	601
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(39,637)	213,289
Net increase (decrease) in net assets resulting from Service Shares transactions	888	(268)
Net increase in net assets resulting from GFS Shares transactions	80,291	29,418
Net Increase in Net Assets Resulting from Capital Share Transactions	41,542	242,439
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(1,801)	(483)
Total Distributions to Shares Shareholders	(1,801)	(483)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(22)	(5)
Total Distributions to Service Shares Shareholders	(22)	(5)
DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	(181)	(41)
Total Distributions to GFS Shares Shareholders	(181)	(41)
Total Increase in Net Assets	41,522	242,511
NET ASSETS:
Beginning of year	3,967,772	3,725,261
End of year	$4,009,294	$3,967,772
Accumulated Undistributed Net Investment Income	$94	$113

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.06%	0.02%	0.06%	0.08%	0.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,610,101	$3,649,756	$3,436,400	$3,690,819	$3,350,343
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before waivers, reimbursements and credits	0.17%	0.24%	0.27%	0.28%	0.27%
Net investment income, net of waivers, reimbursements and credits	0.06%	0.02%	0.06%	0.07%	0.08%
Net investment income (loss), before waivers, reimbursements and credits	0.04%	(0.07)%	(0.06)%	(0.06)%	(0.04)%

	SERVICE
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.06%	0.01%	0.05%	0.07%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$37,480	$36,591	$36,860	$53,383	$52,432
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.16%	0.16%	0.15%	0.22%
Expenses, before waivers, reimbursements and credits	0.17%	0.25%	0.28%	0.31%	0.53%
Net investment income, net of waivers, reimbursements and credits	0.06%	0.01%	0.05%	0.07%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.04%	(0.08)%	(0.07)%	(0.09)%	(0.30)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	GFS
Selected per share data	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	–	–	–	–	–
Net realized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(3)	0.06%	0.02%	0.06%	0.08%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$361,713	$281,425	$252,001	$138,647	$78,329
Ratio to average net assets of:(4)
Expenses, net of waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before waivers and reimbursements	0.17%	0.24%	0.27%	0.28%	0.27%
Net investment income, net of waivers and reimbursements	0.06%	0.02%	0.06%	0.07%	0.04%
Net investment income (loss), before waivers, reimbursements and credits	0.04%	(0.07)%	(0.06)%	(0.06)%	(0.08)%

(1)	For the period May 10, 2011 (commencement of operations) through November 30, 2011.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for period less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 5.0%

ABS Other – 5.0%

Collateralized Commercial Paper II Co., 0.53%, 4/6/16	$30,000	$29,945

Concord Minutemen Capital Co. LLC, Class A, 0.13%, 12/1/15	5,000	5,000

Kells Funding LLC, 0.32%, 12/4/15 (1)	15,000	15,000
0.34%, 12/11/15 (1)	15,000	14,998
0.31%, 3/1/16 (1)	30,000	29,976
0.31%, 3/2/16 (1)	18,000	17,985

Ridgefield Funding Co. LLC, 0.34%, 12/11/15 (1)	25,000	25,000

Victory Receivables Corp., 0.20%, 12/4/15 (1)	11,000	11,000
0.20%, 12/8/15 (1)	30,000	29,999
0.22%, 12/22/15 (1)	20,000	19,997
		198,900
Total ABS Commercial Paper
(Cost $198,900)		198,900

ASSET-BACKED SECURITIES – 0.3%

ABS Other – 0.3%

Dell Equipment Finance Trust, Series 2015-2, 0.53%, 3/21/16 (1)	11,231	11,231
Total Asset-Backed Securities
(Cost $11,231)		11,231

CERTIFICATES OF DEPOSIT – 27.7%

Banking – 27.7%

Australia and New Zealand Banking, 0.37%, 3/1/16	13,000	13,000
0.43%, 3/16/16	28,000	28,000
0.50%, 3/31/16	28,000	28,000

Bank of America N.A., 0.43%, 1/4/16, FRCD (2)	10,000	10,000

Bank of America N.A., New York Branch, 0.31%, 2/3/16	13,000	13,000

Bank of Montreal, Chicago Branch, 0.36%, 12/7/15, FRCD (2)	17,000	17,000
0.30%, 12/14/15, FRCD	10,000	10,000
0.30%, 12/28/15	15,000	15,000
0.32%, 1/11/16	30,000	30,000
0.37%, 1/19/16, FRCD (2)	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 27.7% – continued

Banking – 27.7% – continued

Bank of Montreal, London Branch, 0.42%, 3/1/16	$38,000	$38,000

Bank of Nova Scotia, Houston Branch, 0.53%, 5/2/16	20,000	20,000

Bank of Nova Scotia, Houston, 0.32%, 12/1/15, FRCD (2)	20,000	20,000
0.38%, 12/11/15, FRCD (2)	6,000	6,000
0.38%, 1/4/16, FRCD (2)	14,000	14,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.40%, 2/24/16	25,000	25,000
0.40%, 3/10/16	30,000	30,000

Bank of Tokyo-Mitsubishi UFJ, New York, 0.44%, 3/22/16	20,000	20,000

BNP Paribas S.A., New York Branch, 0.29%, 2/2/16	40,000	40,000

Canadian Imperial Bank of Commerce, 0.37%, 12/18/15, FRCD (2)	28,000	28,000

Commonwealth Bank of Australia, London, 0.31%, 3/1/16	25,000	25,000

Credit Agricole S.A., London, 0.33%, 12/15/15	30,000	30,000

Credit Industriel et Commercial, New York, 0.32%, 12/21/15	15,000	15,000

Lloyds Bank PLC, New York Branch, 0.29%, 2/1/16	32,000	32,000

Mitsubishi UFJ Trust & Banking Corp., 0.35%, 2/5/16	30,000	30,000
0.40%, 2/17/16	30,000	30,000

Norinchukin Bank, New York Branch, 0.30%, 2/1/16	35,000	35,000
0.31%, 2/9/16	25,000	25,000

Oversea-Chinese Banking Corp. Ltd., 0.27%, 12/9/15, FRCD	20,000	20,000
0.27%, 12/11/15, FRCD	18,000	18,000
0.27%, 2/5/16	30,000	30,000

Rabobank Nederland, London Branch, 0.28%, 2/1/16	28,000	28,000
0.38%, 3/9/16	30,000	30,000

Rabobank Nederland, New York Branch, 0.54%, 3/8/16	30,000	30,007

Royal Bank of Canada, New York, 0.37%, 12/18/15, FRCD (2)	8,000	8,000
0.36%, 2/4/16, FRCD (2)	5,000	5,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 27.7% – continued

Banking – 27.7% – continued

Skandinaviska Enskilda Banken AB, 0.35%, 12/14/15, FRCD (2)	$25,000	$25,000
0.40%, 3/18/16	15,000	15,000

State Street Bank and Trust Co. N.A., 0.28%, 12/15/15, FRCD	15,000	15,000

Sumitomo Mitsui Banking Corp., 0.35%, 2/4/16	35,000	35,000

Sumitomo Mitsui Banking Corp., New York, 0.42%, 2/17/16	15,000	15,000
0.48%, 3/16/16	10,000	10,000

Sumitomo Mitsui Trust Bank Ltd., 0.36%, 12/14/15	19,000	19,000
0.34%, 1/19/16	25,000	25,000

Svenska Handelsbanken AB, New York, 0.29%, 1/4/16	8,000	8,000
0.37%, 2/25/16	28,000	28,001

Swedbank AB, New York Branch, 0.38%, 2/24/16	28,000	28,000

Toronto Dominion Bank, New York Branch, 0.32%, 12/3/15	31,000	31,000
0.53%, 2/24/16	7,000	7,000

Toronto Dominion Bank, New York, 0.50%, 12/1/15 (2)	30,000	30,000
0.40%, 2/12/16, FRCD (2)	8,000	8,000

Wells Fargo Bank N.A., 0.49%, 12/22/15, FRCD (2)	11,000	11,000
		1,111,008
Total Certificates of Deposit
(Cost $1,111,008)		1,111,008

COMMERCIAL PAPER – 20.2%

Banking – 5.8%

Australia and New Zealand Banking Group, 0.46%, 1/19/16 (1)(2)	13,000	13,003

DNB Bank ASA, 0.36%, 2/29/16 (1)	25,000	24,978

ING US Funding LLC, 0.34%, 12/2/15	17,000	17,000
0.44%, 3/3/16	30,000	29,967

National Australia Bank Ltd., 0.41%, 3/1/16	65,000	64,934

Oversea-Chinese Banking Corp. Ltd., 0.35%, 12/14/15	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 20.2% – continued

Banking – 5.8% – continued

Oversea-Chinese Banking Corp., 0.37%, 2/16/16	$30,000	$29,977

Sumitomo Mitsui Banking Corp., 0.32%, 12/22/15	14,000	13,997

Sumitomo Mitsui Trust Bank Ltd., 0.51%, 3/18/16 (1)	28,000	27,958
		231,814

Consumer Cyclical Services – 4.8%

Automatic Data Processing, Inc., 0.11%, 12/1/15 (1)	195,000	195,000

Diversified Manufacturing – 2.5%

General Electric Co., 0.13%, 12/16/15	100,000	99,995

Foreign Agencies – 3.5%

Caisse Des Depots Et Consignations, 0.34%, 3/3/16	15,000	14,987

Electricite De France S.A., 0.17%, 12/14/15	70,000	69,996

KFW, 0.28%, 12/22/15 (1)	9,000	8,998
0.26%, 1/21/16 (1)	19,000	18,993

Nederlandse Waterschapsbank N.V., 0.38%, 1/4/16 (1)	30,000	29,989
		142,963

Supranational – 1.3%

European Investment Bank, 0.28%, 12/29/15	20,000	19,996
0.33%, 1/25/16	31,000	30,984
		50,980

Technology – 0.4%

Apple, Inc., 0.11%, 12/8/15 (1)	15,200	15,200

Tobacco – 1.9%

Philip Morris International, Inc., 0.13%, 12/10/15 (1)	75,000	74,997
Total Commercial Paper
(Cost $810,949)		810,949

CORPORATE NOTES/BONDS – 3.8%

Banking – 1.0%

Australia and New Zealand Banking Group, 0.90%, 2/12/16	18,000	18,019

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 3.8% – continued

Banking – 1.0% – continued

Bank of Nova Scotia, 2.90%, 3/29/16	$1,000	$1,008

Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	3,000	3,002

PNC Bank N.A., 0.80%, 1/28/16	3,000	3,001

Westpac Banking Corp., 3.00%, 12/9/15	13,250	13,257
		38,287

Finance Companies – 0.1%

General Electric Capital Corp., 0.55%, 1/14/16, FRN	6,150	6,151

Foreign Agencies – 1.3%

Export Development Canada, 0.19%, 12/1/15, FRN (1)(2)	12,000	12,000
0.22%, 12/1/15, FRN (1)(2)	2,000	2,000
0.15%, 12/21/15, FRN (2)	11,000	10,998

Kommunalbanken AS, 2.38%, 1/19/16 (1)	26,000	26,069
		51,067

Integrated Energy – 1.0%

Shell International Finance B.V., 0.63%, 12/4/15	39,000	39,001

Retailers – 0.2%

Wal-Mart Stores, 5.31%, 6/1/16, FRN	8,000	8,195

Supranational – 0.2%

International Bank for Reconstruction & Development, 0.22%, 12/1/15, FRN (2)	9,000	8,999
Total Corporate Notes/Bonds
(Cost $151,700)		151,700

EURODOLLAR TIME DEPOSITS – 12.9%

Banking – 12.9%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.10%, 12/1/15	100,000	100,000

Credit Agricole S.A., London Branch, 0.10%, 12/1/15	63,000	63,000

Credit Industriel et Commercial, 0.07%, 12/1/15	100,000	100,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 12.9% – continued

Banking – 12.9% – continued

Den Norske Bank, Grand Cayman, 0.06%, 12/1/15	$81,000	$81,000

Shizuoka Bank Ltd., New York Branch, 0.10%, 12/1/15	50,000	50,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/1/15	125,000	125,000
		519,000
Total Eurodollar Time Deposits
(Cost $519,000)		519,000

MEDIUM TERM NOTES – 0.8%

Banking – 0.3%

Royal Bank of Canada, 2.63%, 12/15/15	12,000	12,010

Finance Companies – 0.5%

GE Capital International Funding Co., 0.96%, 4/15/16 (1)	19,093	19,125
Total Medium Term Notes
(Cost $31,135)		31,135

U.S. GOVERNMENT AGENCIES – 10.1% (3)

Federal Farm Credit Bank – 4.3%

FFCB Discount Notes, 0.37%, 9/29/16	30,000	29,909
0.36%, 10/3/16	9,000	8,972

FFCB FRN, 0.16%, 12/6/15 (2)	10,000	9,999
0.18%, 12/10/15 (2)	20,000	19,999
0.20%, 12/19/15 (2)	19,475	19,476
0.17%, 12/20/15 (2)	9,000	9,000
0.18%, 12/21/15 (2)	15,000	15,000
0.20%, 12/22/15 (2)	3,000	3,000
0.18%, 12/28/15 (2)	15,000	15,000
0.25%, 12/29/15 (2)	5,000	4,998
0.21%, 12/30/15 (2)	15,000	14,999
0.24%, 12/30/15 (2)	20,000	20,004
		170,356

Federal Home Loan Bank – 4.8%

FHLB Bonds, 0.23%, 2/24/16	5,000	5,000
0.34%, 3/9/16	10,000	10,000

FHLB Discount Notes, 0.15%, 1/4/16	18,000	17,997

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 10.1% (3) – continued

Federal Home Loan Bank – 4.8% – continued
0.19%, 2/3/16	$6,000	$5,998
0.31%, 6/3/16	5,000	4,992

FHLB FRN, 0.16%, 12/4/15 (2)	15,000	15,000
0.19%, 12/11/15	20,000	20,000
0.14%, 12/14/15 (2)	20,000	20,000
0.15%, 12/17/15 (2)	15,000	15,000
0.15%, 12/19/15 (2)	20,000	20,000
0.16%, 12/22/15 (2)	20,000	20,000
0.16%, 12/24/15 (2)	15,000	15,000
0.20%, 12/26/15 (2)	10,000	10,000
0.22%, 2/13/16 (2)	15,000	14,997
		193,984

Federal Home Loan Mortgage Corporation – 0.4%

FHLMC FRN, 0.19%, 12/16/15 (2)	15,000	15,000

Federal National Mortgage Association – 0.6%

FNMA Bond, 5.25%, 9/15/16	10,000	10,379

FNMA FRN, 0.20%, 12/5/15 (2)	5,000	4,998
0.24%, 12/26/15 (2)	10,000	9,999
		25,376
Total U.S. Government Agencies
(Cost $404,716)		404,716

U.S. GOVERNMENT OBLIGATIONS – 10.5%

U.S. Treasury Bills – 4.9%
0.13%, 12/24/15	100,000	99,992
0.11%, 1/21/16	11,615	11,613
0.15%, 1/28/16	19,000	18,996
0.30%, 5/5/16	14,000	13,982
0.33%, 7/21/16	10,000	9,979
0.34%, 7/21/16	15,000	14,967
0.23%, 9/15/16	7,000	6,987
0.47%, 11/10/16	22,000	21,901
		198,417

U.S. Treasury Floating Rate Notes – 5.6%
0.19%, 12/1/15 (2)	39,000	39,000
0.21%, 12/1/15 (2)	37,662	37,662
0.22%, 12/1/15 (2)	55,984	55,984
0.31%, 12/1/15 (2)	31,000	30,988
0.63%, 10/15/16	7,000	7,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 10.5% – continued

U.S. Treasury Floating Rate Notes – 5.6% – continued
0.38%, 10/31/16	$7,000	$7,002
0.63%, 11/15/16	15,000	15,017
0.50%, 11/30/16	31,000	31,012
		223,682
Total U.S. Government Obligations
(Cost $422,099)		422,099

MUNICIPAL INVESTMENTS – 2.3%

Colorado – 1.2%

Catholic Health Initiatives U.S. CP, 0.40%, 12/8/15	48,382	48,378

New York – 0.5%

Long Island Power Authority Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.23%, 12/3/15	21,000	21,000

Vermont – 0.6%

Vermont EDA Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 0.25%, 1/8/16	24,000	24,000
Total Municipal Investments
(Cost $93,378)		93,378

Investments, at Amortized Cost
($3,754,116)		3,754,116

REPURCHASE AGREEMENTS – 7.1%

Joint Repurchase Agreements – 0.4% (4)

Bank of America Securities LLC, dated 11/30/15, repurchase price $7,924 0.07%, 12/7/15	7,923	7,923

Societe Generale, New York Branch, dated 11/30/15, repurchase price $7,924 0.11%, 12/7/15	7,924	7,924
		15,847

Repurchase Agreements – 6.7% (5)

Bank of America N.A., dated 11/30/15,repurchase price $100,000 0.12%, 12/1/15	100,000	100,000

Citigroup Global Markets, Inc., dated 11/30/15, repurchase price $75,000 0.13%, 12/1/15	75,000	75,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 7.1% – continued

Repurchase Agreements – 6.7% (5) – continued

JPMorgan Securities LLC, dated 11/30/15, repurchase price $15,005 0.31%, 1/4/16	$15,000	$15,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $15,018 0.46%, 3/4/16	15,000	15,000

JPMorgan Securities LLC, dated 11/30/15, repurchase price $63,026 0.46%, 2/29/16	63,000	63,000
		268,000
Total Repurchase Agreements
(Cost $283,847)		283,847

Total Investments – 100.7%
(Cost $4,037,963) (6)		4,037,963

Liabilities less Other Assets – (0.7)%		(28,669)
NET ASSETS – 100.0%		$4,009,294

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$8,005	2.38% – 4.38%	1/15/25 – 8/15/44
U.S. Treasury Notes	$8,093	0.13% – 2.13%	4/15/16 – 6/30/22
Total	$16,098

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Common Stock	$16,211	Not Applicable	Not Applicable
Corporate Bonds	$83,454	0.44% – 9.25%	1/15/16 – 10/19/75
FNMA	$103,000	4.00%	2/1/45
GNMA	$77,250	3.00% – 6.00%	12/15/38 – 10/15/45
Total	$279,915

(6)	The cost for federal income tax purposes was approximately $4,037,963,000.

Percentages	shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Prime Obligations Portfolio(1)	$–	$4,037,963	$–	$4,037,963

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

ABS	Asset-Backed Securities	FNMA	Federal National Mortgage Association
FFCB	Federal Farm Credit Bank	FRCD	Floating Rate Certificates of Deposit
FHLB	Federal Home Loan Bank	FRN	Floating Rate Notes
FHLMC	Federal Home Loan Mortgage Corporation

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2015, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for the Prime Obligations Portfolio (the “Portfolio”). Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer five classes of shares: Shares, Service Shares, Premier Shares, GFS Shares and Williams Capital Shares. Each class is distinguished by the level of administrative and liaison services provided. At November 30, 2015, Shares, Service Shares and GFS Shares were outstanding. Premier Shares and Williams Capital Shares are not currently offered to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standard Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Board of Trustees of the Trust (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board. NTI has established a pricing and valuation com-

mittee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2015

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2015, as reflected in the accompanying Schedule of Investments.

The Portfolio may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Portfolio to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolio manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2015, the Portfolio has not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Prime Obligations	Bank of America	$107,923	$(107,923)	$—
	Citigroup	75,000	(75,000)	—
	JPMorgan	93,000	(93,000)	—
	Societe Generale	7,924	(7,924)
	Total	$283,847	$(283,847)	$—

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolio’s capital accounts. These reclassifications may relate to net operating losses, non-deductible taxes paid and distribution reclassifications. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio.

At November 30, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)		CAPITAL STOCK
Prime Obligations	$104		$(103)		$(1)

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2015.

At November 30, 2015, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Prime Obligations	$438

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2015	2014
Prime Obligations	$1,726	$518

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2014, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

During the fiscal year ended November 30, 2015, the Portfolio did not have any borrowings. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2015.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of 0.13 percent of the Portfolio’s average daily net assets.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitation of 0.15 percent of the Portfolio’s average daily net assets. The contractual expense reimbursement described above is expected to continue until at least April 1, 2016. The contractual expense reimbursement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2015

any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2015, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statement of Operations. The contractual expense reimbursement receivable at November 30, 2015 is shown as “Receivable from affiliate for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. Any such reimbursement is paid monthly to the Portfolio by NTI. There is no guarantee the Portfolio will be able to avoid a negative yield. During the fiscal year ended November 30, 2015, NTI did not voluntarily reimburse any expenses of the Portfolio.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for all share classes of the Portfolio.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$15,679,291	$90	$(15,719,018)	$(39,637)
Service Shares	149,620	2	(148,734)	888
GFS Shares	2,975,696	—	(2,895,405)	80,291

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$14,212,883	$48	$(13,999,642)	$213,289
Service Shares	104,092	—	(104,360)	(268)
GFS Shares	2,233,453	—	(2,204,035)	29,418

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

6. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

7. OTHER MATTERS

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which currently govern the operations of the Portfolio. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5% of their total assets (previously 80%) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating net asset value (“NAV”) — Only institutional prime and institutional municipal/ tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•

Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to government fund investment thresholds, floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to other money market fund reforms. At this time, management is evaluating the implications of many of these amendments and their impact on the Portfolio’s operations, financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Institutional Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2016

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2015 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated 100.00% of the Portfolio’s income as QII for the fiscal year ended November 30, 2015.

The Portfolio designates the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2015 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2015 through November 30, 2015.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/15 - 11/30/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.15%	$1,000.00	$1,000.40	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.32	$0.76
SERVICE SHARES
Actual	0.15%	$1,000.00	$1,000.40	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.32	$0.76
GFS SHARES
Actual	0.15%	$1,000.00	$1,000.40	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.32	$0.76

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)*	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998;	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•   Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•   Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•   Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•   Executive Vice President of Fee Based Services, American Express Company since 2010;

•   Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•   CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•   CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 71 Chair since 2015 Trustee since 1997

•   Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014.

•   Trustee of Rush University Medical Center since 2007;

•   Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•   Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

*	Mr. Edward J. Condon, Jr. retired as a Trustee effective December 31, 2015.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2015 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 58 Trustee since 2014

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•   Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 29 portfolios)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 58 Trustee since 2008

•   President, Northern Trust Asset Management since 2008;

•   Chairman and President of Northern Trust Investments, Inc. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 2000	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since October 2015.

•  Chief Compliance Officer for 50 South Capital Advisors, LLC since February 2015 to present; Chief Compliance Officer from April 2007 to February 2015 and Compliance Associate from June 2006 to April 2007 for Mesirow Advanced Strategies; Alternatives Product Manager and Vice President from February 2006 to June 2006 and Second Vice President from November 2003 to February 2006 for The Northern Trust Company.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Legal Counsel at The Northern Trust Company since 2014; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT CONSIDERATIONS

PRIME OBLIGATIONS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ web site at www.northernfunds.com/institutional or the SEC’s web site at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

13	ABBREVIATIONS AND OTHER INFORMATION

14	NOTES TO THE FINANCIAL STATEMENTS

19	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20	TAX AND DISTRIBUTION INFORMATION

21	FUND EXPENSES

22	TRUSTEES AND OFFICERS

26	INVESTMENT CONSIDERATIONS

27	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2015, the U.S. Federal Reserve prepared the markets for the likelihood that the start of policy normalization in the form of a short-term interest rate hike would occur in 2015. While many investors had been anticipating a September 2015 interest rate rise, over time it became less likely that the Federal Open Market Committee (“FOMC”) would initiate its first rate hike amid tightening market conditions, heightened volatility, a stronger dollar, a lower projected inflation path, and uncertainty regarding the weakening of the Chinese economy and possible spillover effects. Following a September Federal Reserve meeting with no rate hike, investors began to doubt whether an increase would occur in 2015. That sentiment changed following the Federal Reserve’s October meeting statement, where the FOMC removed language regarding international developments and substituted language concerning “whether it will be appropriate to raise the target rate at its next meeting.”

Following a dismal first quarter, the U.S. economy bounced back for the remainder of the period despite weaker global growth, and the U.S. unemployment rate fell to 5%. Core inflation also remained persistently low. Credit spreads began to widen during the second quarter and remained so throughout the period. Initially this was more evident for issuances three months and out, but it began to affect maturities in the one-month area as the December FOMC meeting approached. Treasuries and agencies also experienced widening spreads.

For the 12-month reporting period ended November 30, 2015, the Portfolio posted a 0.19% (Shares class) return compared with the 0.05% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2015, the Portfolio’s 7-day current yield was 0.26%. We have maintained a neutral to long duration for the Portfolio relative to its benchmark. We also continue to position the Portfolio conservatively by remaining highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2015. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2015, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	28.1%
2 - 15 DAYS	21.1
16 - 30 DAYS	8.6
31 - 60 DAYS	10.5
61 - 97 DAYS	19.5
98 - 180 DAYS	7.2
181 - 270 DAYS	0.9
271 - 366 DAYS	4.1

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2015

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost, which approximates fair value	$5,436,947
Repurchase agreements, at cost, which approximates fair value	408,894
Cash	170,542
Interest income receivable	2,308
Receivable from affiliate for expense reimbusements	473
Prepaid and other assets	7
Total Assets	6,019,171
LIABILITIES:
Payable for securities purchased	13,561
Payable for fund shares redeemed	130,144
Distributions payable to shareholders	1,181
Payable to affiliates:
Management fees	484
Custody fees	55
Transfer agent fees	73
Trustee fees	14
Accrued other liabilities	22
Total Liabilities	145,534
Net Assets	$5,873,637
ANALYSIS OF NET ASSETS:
Capital stock	$5,873,621
Accumulated undistributed net investment income	14
Accumulated undistributed net realized gain	2
Net Assets	$5,873,637
Total Shares Outstanding (no par value, unlimited shares authorized)	5,873,620
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$9,218
EXPENSES:
Management fees	3,968
Custody fees	461
Transfer agent fees	595
Printing fees	17
Professional fees	59
Trustee fees	28
Other	32
Total Expenses	5,160
Less expenses contractually reimbursed by investment advisor	(3,938)
Less custodian credits	(4)
Net Expenses	1,218
Net Investment Income	8,000
NET REALIZED GAINS:
Net realized gains on:
Investments	90
Net increase from payment by affiliate (Note 5)	565
Net Gains	655
Net Increase in Net Assets Resulting from Operations	$8,655

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2015	2014
OPERATIONS:
Net investment income	$8,000	$1,517
Net realized gains on:
Investments	90	39
Net increase from payment by affiliate (Note 5)	565	–
Net Increase in Net Assets Resulting from Operations	8,655	1,556
CAPITAL SHARE TRANSACTIONS: (1)
Net increase in net assets resulting from capital share transactions	4,003,745	179,796
Net Increase in Net Assets Resulting from Capital Share Transactions	4,003,745	179,796
DISTRIBUTIONS PAID:
From net investment income	(8,000)	(1,517)
Total Distributions Paid	(8,000)	(1,517)
Total Increase in Net Assets	4,004,400	179,835
NET ASSETS:
Beginning of year	1,869,237	1,689,402
End of year	$5,873,637	$1,869,237
Accumulated Undistributed Net Investment Income	$14	$ –

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses) (1)	–	–	–	–	–
Net increase from payment by affiliate	– (2)	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(3)	0.19%	0.08%	0.11%	0.12%	0.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,873,637	$1,869,237	$1,689,402	$1,279,777	$1,426,974
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.03%	0.09%	0.10%	0.10%	0.10%
Expenses, before waivers, reimbursements and credits	0.13%	0.27%	0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.20%	0.08%	0.10%	0.12%	0.11%
Net investment income (loss), before waivers, reimbursements and credits	0.10%	(0.10)%	(0.17)%	(0.15)%	(0.16)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Per share amount from net increase from payment by affiliate was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 4.0%

ABS Other – 4.0%

Collateralized Commercial Paper II Co., 0.42%, 1/28/16 (1)	$25,000	$25,000
0.53%, 4/6/16	30,000	29,945

Concord Minutemen Capital Co. LLC, Class A, 0.13%, 12/1/15	10,000	10,000

Kells Funding LLC, 0.34%, 12/11/15 (1)	20,000	19,998
0.31%, 3/2/16 (1)	48,000	47,961

Ridgefield Funding Co. LLC, 0.34%, 12/11/15 (1)	40,000	40,000

Victory Receivables Corp., 0.20%, 12/2/15 (1)	6,000	6,000
0.19%, 12/3/15 (1)	40,000	40,000
0.25%, 12/22/15 (1)	19,000	18,997
		237,901
Total ABS Commercial Paper
(Cost $237,901)		237,901

ASSET-BACKED SECURITIES – 0.4%

ABS Other – 0.4%

Dell Equipment Finance Trust, Series 2015-1, 0.42%, 1/4/16 (1)	1,315	1,315

Dell Equipment Finance Trust, Series 2015-2, 0.53%, 3/21/16 (1)	19,006	19,006

Volvo Financial Equipment LLC, Series 2015 1A, Class A1, 0.35%, 12/15/15 (1)	1,482	1,482
		21,803
Total Asset-Backed Securities
(Cost $21,803)		21,803

CERTIFICATES OF DEPOSIT – 32.2%

Banking – 32.2%

Australia and New Zealand Banking, 0.37%, 3/1/16	17,000	17,000
0.43%, 3/16/16	55,000	55,000
0.50%, 3/31/16	45,000	45,000

Bank of America N.A., 0.43%, 1/4/16, FRCD (2)	15,000	15,000

Bank of America N.A., New York Branch, 0.38%, 12/16/15, FRCD (2)	35,000	35,000
0.31%, 2/3/16	23,000	23,000

Bank of Montreal, Chicago Branch, 0.36%, 12/7/15, FRCD (2)	21,000	21,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 32.2% – continued

Banking – 32.2% – continued
0.30%, 12/14/15, FRCD	$19,000	$19,000
0.30%, 12/28/15	35,000	35,000
0.32%, 1/11/16	55,000	55,000
0.37%, 1/19/16, FRCD (2)	10,000	10,000

Bank of Montreal, London Branch, 0.42%, 3/1/16	55,000	55,000

Bank of Nova Scotia, Houston Branch, 0.37%, 12/2/15, FRCD (2)	2,000	2,000
0.46%, 4/18/16	5,000	5,000
0.53%, 5/2/16	82,000	82,000

Bank of Nova Scotia, Houston, 0.32%, 12/1/15, FRCD (2)	5,000	5,000
0.38%, 12/11/15, FRCD (2)	6,000	6,000
0.38%, 1/4/16, FRCD (2)	7,000	7,000
0.55%, 1/12/16, FRCD	4,000	4,001

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.39%, 12/9/15, FRCD	30,000	30,000
0.40%, 2/24/16	52,000	52,000
0.40%, 3/10/16	32,000	32,000

BNP Paribas S.A., New York Branch, 0.29%, 2/2/16	40,000	40,000

Canadian Imperial Bank of Commerce, 0.37%, 12/18/15, FRCD (2)	48,000	48,000

Commonwealth Bank of Australia, London, 0.31%, 3/1/16	60,000	60,000

Credit Agricole S.A., London, 0.33%, 12/15/15	50,000	50,000

Credit Industriel et Commercial, New York, 0.32%, 12/21/15	25,000	25,000

Lloyds Bank PLC, New York Branch, 0.29%, 2/1/16	43,000	43,000

Mitsubishi UFJ Trust & Banking Corp., 0.35%, 2/5/16	44,000	44,000
0.40%, 2/17/16	63,000	63,000

Norinchukin Bank, New York Branch, 0.30%, 2/1/16	58,000	58,000
0.31%, 2/9/16	50,000	50,000

Oversea-Chinese Banking Corp. Ltd., 0.27%, 12/9/15, FRCD	28,000	28,000
0.27%, 12/11/15, FRCD	30,000	30,000
0.27%, 2/5/16	40,000	40,000

Rabobank Nederland, London Branch, 0.28%, 2/1/16	46,000	46,000
0.38%, 3/9/16	60,000	60,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 32.2% – continued
Banking – 32.2% – continued

Royal Bank of Canada, New York, 0.28%, 12/10/15, FRCD	$50,000	$50,000
0.37%, 12/18/15, FRCD (2)	25,000	25,000
0.36%, 2/4/16, FRCD (2)	10,000	10,000

Skandinaviska Enskilda Banken AB, 0.35%, 12/14/15, FRCD (2)	55,000	55,000
0.40%, 3/18/16	15,000	15,000

Skandinaviska Enskilda Banken AB, New York, 0.30%, 12/11/15, FRCD	40,000	40,000

State Street Bank and Trust Co. N.A., 0.28%, 12/15/15, FRCD	35,000	35,000

Sumitomo Mitsui Banking Corp., 0.35%, 2/4/16	10,000	10,000

Sumitomo Mitsui Banking Corp., New York, 0.40%, 2/19/16	30,000	30,000
0.48%, 3/16/16	34,000	34,000

Sumitomo Mitsui Trust Bank Ltd., 0.36%, 12/14/15	26,000	26,000
0.34%, 1/19/16	53,000	53,000

Svenska Handelsbanken AB, New York, 0.29%, 1/4/16	14,000	14,000
0.37%, 2/25/16	45,000	45,000

Swedbank AB, New York Branch, 0.38%, 2/24/16	33,000	33,000

Toronto Dominion Bank, New York Branch, 0.53%, 2/24/16	6,000	6,000

Toronto Dominion Bank, New York, 0.40%, 2/12/16, FRCD (2)	32,000	32,000

Wells Fargo Bank N.A., 0.49%, 12/22/15, FRCD (2)	20,000	20,000
0.36%, 1/20/16, FRCD	5,000	5,000
0.41%, 2/12/16, FRCD (2)	45,000	45,000
0.44%, 2/25/16, FRCD (2)	12,000	12,000
		1,890,001
Total Certificates of Deposit
(Cost $1,890,001)		1,890,001

COMMERCIAL PAPER – 20.1%
Banking – 7.2%

Australia and New Zealand Banking Group, 0.46%, 1/19/16 (1)(2)	23,000	23,004

Bank of Nova Scotia, Toronto Branch, 0.38%, 12/25/15 (1)(2)	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 20.1% – continued
Banking – 7.2% – continued

Commonwealth Bank of Australia, Sydney, 0.37%, 12/15/15 (1)(2)	$50,000	$49,999

DNB Bank ASA, 0.36%, 2/29/16 (1)	55,000	54,952

ING US Funding LLC, 0.34%, 12/2/15	25,000	25,000
0.44%, 3/3/16	45,000	44,950

National Australia Bank Ltd., 0.36%, 12/8/15 (1)(2)	50,000	50,000

Oversea-Chinese Banking Corp. Ltd., 0.35%, 12/14/15	35,000	35,000

Oversea-Chinese Banking Corp., 0.37%, 2/16/16	45,000	44,966

Sumitomo Mitsui Banking Corp., 0.32%, 12/22/15	25,000	24,995

Sumitomo Mitsui Trust Bank Ltd., 0.51%, 3/18/16 (1)	40,000	39,940

Westpac Banking Corp., New York, 0.30%, 12/3/15 (1)(2)	20,000	20,000
		422,806
Brokerage – 1.0%

JP Morgan Securities LLC, 0.40%, 12/4/15 (1)	35,000	35,000
0.40%, 12/8/15	25,000	25,000
		60,000
Consumer Cyclical Services – 5.0%

Automatic Data Processing, Inc., 0.11%, 12/1/15 (1)	295,000	295,000
Finance Companies – 0.2%

General Electric Capital Corp., 0.27%, 12/8/15	13,000	13,000
Foreign Agencies – 2.1%

Caisse Des Depots Et Consignations, 0.35%, 3/3/16	23,000	22,980

KFW, 0.28%, 12/22/15 (1)	15,000	14,997
0.26%, 1/21/16 (1)	34,000	33,987

Korea Development Bank, 0.39%, 1/26/16	25,000	24,985

Nederlandse Waterschapsbank N.V., 0.38%, 1/4/16 (1)	29,000	28,990
		125,939

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 20.1% – continued
Foreign Local Government – 0.9%

Erste Abwicklungsanstalt, 0.33%, 2/1/16 (1)	$50,000	$49,971
Supranational – 1.5%

European Investment Bank, 0.28%, 12/29/15	35,000	34,992
0.33%, 1/25/16	52,000	51,974
		86,966
Tobacco – 2.2%

Philip Morris International, Inc., 0.17%, 12/4/15 (1)	13,000	13,000
0.14%, 12/9/15 (1)	100,000	99,997
0.13%, 12/10/15 (1)	15,000	14,999
		127,996
Total Commercial Paper
(Cost $1,181,678)		1,181,678

CORPORATE NOTES/BONDS – 3.7%
Automotive – 0.6%

Toyota Motor Credit Corp., 0.36%, 12/14/15, FRN (2)	35,000	35,000
Banking – 1.0%

Bank of Nova Scotia, 2.90%, 3/29/16	1,000	1,008
1.38%, 7/15/16	25,000	25,090

Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	2,000	2,001
2.75%, 1/27/16 (1)	11,900	11,940

PNC Bank N.A., 0.80%, 1/28/16	5,000	5,002

Royal Bank of Canada, 0.70%, 12/8/15, FRN (2)	6,000	6,006

US Bank N.A., 0.44%, 1/22/16, FRN (2)	5,300	5,302

Westpac Banking Corp., 3.00%, 12/9/15	4,000	4,002
		60,351
Consumer Products – 0.2%

Kimberly-Clark Corp., 0.48%, 2/16/16, FRN (2)	2,700	2,701
0.42%, 2/19/16, FRN (2)	9,595	9,596
		12,297

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 3.7% – continued
Finance Companies – 0.3%

General Electric Capital Corp., 0.92%, 1/8/16, FRN	$4,000	$4,002
0.55%, 1/14/16, FRN	5,000	5,002
1.21%, 2/9/16, FRN (2)	7,110	7,136
		16,140
Foreign Agencies – 1.1%

Export Development Canada, 0.19%, 12/1/15, FRN (1)(2)	7,000	7,000
0.22%, 12/1/15, FRN (1)(2)	5,000	5,000
0.15%, 12/21/15, FRN (2)	11,000	10,998

Kommunalbanken AS, 2.38%, 1/19/16 (1)	42,364	42,476
		65,474
Retailers – 0.2%

Wal-Mart Stores, 5.31%, 6/1/16, FRN	13,000	13,316
Supranational – 0.3%

International Bank for Reconstruction & Development, 0.22%, 12/1/15, FRN (2)	15,000	14,999
Total Corporate Notes/Bonds
(Cost $217,577)		217,577

EURODOLL AR TIME DEPOSITS – 14.4%
Banking – 14.4%

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.10%, 12/1/15	150,000	150,000

Credit Agricole S.A., London Branch, 0.10%, 12/1/15	95,000	95,000

Credit Industriel et Commercial, 0.07%, 12/1/15	125,000	125,000

Den Norske Bank, Grand Cayman, 0.06%, 12/1/15	60,000	60,000

Natixis, Grand Cayman Branch, 0.06%, 12/1/15	165,000	165,000

Shizuoka Bank Ltd., New York Branch, 0.10%, 12/1/15	100,000	100,000

Skandinaviska Enskilda Banken AB, 0.06%, 12/1/15	150,000	150,000
		845,000
Total Eurodollar Time Deposits
(Cost $845,000)		845,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MEDIUM TERM NOTES – 0.4%

Finance Companies – 0.4%

General Electric Capital Corp., 1.00%, 1/8/16	$23,100	$23,113
Total Medium Term Notes
(Cost $23,113)		23,113

U.S. GOVERNMENT AGENCIES – 7.7% (3)

Federal Farm Credit Bank – 3.2%

FFCB Discount Notes, 0.38%, 9/28/16	25,000	24,922
0.36%, 10/3/16	15,000	14,954
0.38%, 10/7/16	25,000	24,920

FFCB FRN, 0.19%, 12/2/15 (2)	10,000	9,999
0.16%, 12/6/15 (2)	25,000	24,999
0.21%, 12/13/15 (2)	5,000	4,999
0.20%, 12/19/15 (2)	9,000	9,001
0.21%, 12/20/15 (2)	5,000	5,000
0.18%, 12/21/15 (2)	25,000	25,000
0.18%, 12/28/15 (2)	25,000	24,999
0.25%, 12/29/15 (2)	5,000	4,998
0.24%, 12/30/15 (2)	11,000	11,002
		184,793

Federal Home Loan Bank – 3.3%

FHLB Bonds, 0.50%, 9/28/16	5,000	5,005

FHLB Discount Notes, 0.15%, 1/4/16	27,000	26,996
0.19%, 2/3/16	10,000	9,997

FHLB FRN, 0.16%, 12/4/15 (2)	24,000	24,000
0.17%, 12/8/15 (2)	10,000	10,000
0.19%, 12/11/15	9,000	9,000
0.14%, 12/14/15 (2)	25,000	25,000
0.15%, 12/19/15 (2)	25,000	25,000
0.16%, 12/22/15 (2)	26,000	26,000
0.18%, 12/25/15 (2)	15,000	15,000
0.22%, 2/13/16 (2)	20,000	19,996
		195,994

Federal Home Loan Mortgage Corporation – 0.9%

FHLMC FRN, 0.19%, 12/16/15 (2)	24,000	24,000
0.27%, 12/27/15 (2)	30,000	29,992
		53,992

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 7.7% (3) – continued

Federal National Mortgage Association – 0.3%

FNMA Bonds, 5.25%, 9/15/16	$10,000	$10,380

FNMA FRN, 0.20%, 12/5/15 (2)	5,000	4,998
		15,378
Total U.S. Government Agencies
(Cost $450,157)		450,157

U.S. GOVERNMENT OBLIGATIONS – 4.8%

U.S. Treasury Bills – 2.3%
0.11%, 1/21/16	16,855	16,852
0.15%, 1/28/16	25,000	24,994
0.33%, 7/21/16	13,000	12,973
0.23%, 9/15/16	11,000	10,980
0.47%, 11/10/16	35,000	34,843
0.51%, 11/10/16	35,000	34,832
		135,474

U.S. Treasury Floating Rate Notes – 1.1%
0.19%, 12/1/15 (2)	16,000	16,000
0.31%, 12/1/15 (2)	50,000	49,981
		65,981

U.S. Treasury Notes – 1.4%
0.63%, 10/15/16	11,000	11,027
0.38%, 10/31/16	11,000	11,003
0.63%, 11/15/16	22,000	22,025
0.50%, 11/30/16	34,000	34,011
		78,066
Total U.S. Government Obligations
(Cost $279,521)		279,521

MUNICIPAL INVESTMENTS – 4.9%

California – 0.1%

Riverside County Taxable VRDB, COPS, (State Street Bank & Trust Co. LOC), 0.15%, 12/8/15	3,400	3,400

Florida – 0.5%

Miami-Dade County IDA Adjustable TRB, Dolphin Stadium, (TD Bank N.A. LOC), 0.12%, 12/8/15	30,000	30,000

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 4.9% – continued

Idaho – 0.2%

Idaho Housing Agency, 0.81%, 2/4/16	$10,000	$9,986

Illinois – 0.2%

Lexington Financial Services LLC, (Bank of America N.A. LOC), 0.37%, 12/8/15	12,000	12,000

Iowa – 0.1%

Mason City Clinic, (Wells Fargo Bank N.A. LOC), 0.40%, 12/8/15	4,300	4,300

Missouri – 0.6%

Ascension Health Municipal CP, 0.27%, 1/7/16	35,000	34,990

New Jersey – 1.6%

New Jersey State Housing & Mortgage Finance Agency Multifamily Taxable Revenue Refunding VRDB, Series 2007I, (Bank of America N.A. LOC), 0.20%, 12/8/15	6,115	6,115

RBC Municipal Products, Inc. Trust G.O. Unlimited Taxable Floater Certificates Bonds, Series E-60, (Royal Bank of Canada LOC), 0.19%, 12/8/15 (1)	90,000	90,000
		96,115

New York – 0.7%

Long Island Power Authority Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.23%, 12/3/15	35,200	35,200

Oneida County Industrial Development Agency Civic Facilities Taxable VRDB, Series F, Mohawk St. Luke’s, (Bank of America N.A. LOC), 0.16%, 12/8/15	2,935	2,935

RBC Municipal Products, Inc. Trust Taxable Floater Notes, Series E-51, (Royal Bank of Canada LOC), 0.38%, 1/4/16 (1)	4,640	4,640
		42,775

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 4.9% – continued

Texas – 0.3%

Texas A&M University Municipal Interest Bearing CP, 0.24%, 1/12/16	$18,500	$18,500

Vermont – 0.6%

Vermont EDA Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 0.25%, 1/8/16	38,000	38,000

Washington – 0.0%
Washington State Housing Finance Commission MFH Taxable Revenue VRDB, Series B, Whisperwood Project, 0.32%, 12/8/15	130	130
Total Municipal Investments
(Cost $290,196)		290,196

Investments, at Amortized Cost
($5,436,947)		5,436,947

REPURCHASE AGREEMENTS – 6.9%

Joint Repurchase Agreements – 0.8% (4)

Bank of America Securities LLC, dated 11/30/15, repurchase price $23,448 0.07%, 12/7/15	23,447	23,447

Societe Generale, New York Branch, dated 11/30/15, repurchase price $23,448 0.11%, 12/7/15	23,447	23,447
		46,894

Repurchase Agreements – 6.1% (5)

Citigroup Global Markets, Inc., dated 11/30/15, repurchase price $172,001 0.13%, 12/1/15	172,000	172,000

Credit Suisse Securities, dated 11/18/15,repurchase price $25,023 0.36%, 2/19/16	25,000	25,000

Goldman Sachs & Co., dated 11/30/15,repurchase price $15,006 0.44%, 3/4/16	15,000	15,000

HSBC Securities (USA), Inc., dated 11/30/15,repurchase price $40,010 0.26%, 3/4/16	40,000	40,000

JPMorgan Securities LLC, dated 11/30/15,repurchase price $10,004 0.46%, 2/29/16	10,000	10,000

JPMorgan Securities LLC, dated 11/30/15,repurchase price $30,012 0.46%, 3/4/16	30,000	30,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 6.9% – continued

Repurchase Agreements – 6.1% (5) – continued

JPMorgan Securities LLC, dated 11/30/15, repurchase price $35,007 0.31%, 1/4/16	$35,000	$35,000

Scotia Capital USA, Inc., dated 11/30/15, repurchase price $20,000 0.21%, 12/1/15	20,000	20,000

Societe Generale S.A., dated 11/30/15, repurchase price $15,000 0.19%, 12/1/15	15,000	15,000
		362,000
Total Repurchase Agreements
(Cost $408,894)		408,894

Total Investments – 99.5%
(Cost $5,845,841) (6)		5,845,841

Other Assets less Liabilities – 0.5%		27,796
NET ASSETS – 100.0%		$5,873,637

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$23,689	2.38% – 4.38%	1/15/25 – 8/15/44
U.S. Treasury Notes	$23,948	0.13% – 2.13%	4/15/16 – 6/30/22

Total	$47,637

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Common Stock	$81,812	Not Applicable	Not Applicable
Corporate Bonds	$123,059	0.42% – 8.50%	4/1/16 – 10/19/75
GNMA	$177,160	4.00%	8/20/44 – 11/20/45
Total	$382,031

(6)	The cost for federal income tax purposes was approximately $5,845,841,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Liquid Assets Portfolio (1)	$ –	$5,845,841	$ –	$5,845,841

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2015, there were no transfers between Level 1, Level 2 or Level 3 classification based on levels assigned to the securities on November 30, 2014.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

ABS	Asset-Backed Securities
COPS	Certificates of Participation
CP	Commercial Paper
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
GNMA	Government National Mortgage Association
G.O.	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MFH	Multi Family Housing
TRB	Taxable Revenue Bond
VRDB	Variable Rate Demand Bonds

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2015

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2015, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for the Liquid Assets Portfolio (the “Portfolio”). Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standard Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Board of Trustees of the Trust (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

and as part of its duties under its management agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2015, as reflected in its accompanying Schedule of Investments.

The Portfolio may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Portfolio to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolio manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2015, the Portfolio has not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following table presents the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Liquid Assets	Bank of America	$23,447	$(23,447)	$—
	Citigroup	172,000	(172,000)	—
	Credit Suisse	25,000	(25,000)	—
	Goldman Sachs	15,000	(15,000)	—
	HSBC Securities	40,000	(40,000)	—
	JPMorgan	75,000	(75,000)	—
	Scotia Capital	20,000	(20,000)	—
	Societe Generale	38,447	(38,447)	—
	Total	$408,894	$(408,894)	$—

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolio’s capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio.

At November 30, 2015, the following reclassifications were recorded.

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Liquid Assets	$14	$(14)

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2015.

The following capital loss carryforwards were utilized at November 30, 2015, for U.S. Federal income tax purposes:

Amount in thousands
Liquid Assets	$639

At November 30, 2015, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

	UNDISTRIBUTED
Amount in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Liquid Assets	$1,209	$1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2015	2014
Liquid Assets	$7,062	$1,368

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2014, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The Credit Facility expired on November 23, 2015.

At a meeting held on November 18-19, 2015, the Board approved an agreement with Citibank, N.A. that replaced the Credit Facility (the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the sum of (x) the Federal Funds Rate plus (y) if one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (z) 1.00% per annum. In addition, there is an annual commitment fee of 0.10 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 23, 2015 and will expire on November 21, 2016, unless renewed.

During the fiscal year ended November 30, 2015, the Portfolio did not have any borrowings. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2015.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitation of 0.03 percent of the Portfolio’s average daily net assets. The contractual expense reimbursement arrangement is expected to continue until at least April 1, 2016. The contractual expense reimbursement arrangement will

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2015, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statement of Operations. The contractual expense reimbursement receivable at November 30, 2015 is shown as “Receivable from affiliate for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Portfolio.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

On June 26, 2015, Northern Trust Corporation, the parent company of NTI, voluntarily made a cash contribution of approximately $565,000 to the Liquid Assets Portfolio to offset legacy net losses realized by the Liquid Assets Portfolio in certain securities. The contribution is shown on the Liquid Assets Portfolio’s Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate”.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$36,739,831	$ —	$(32,736,086)	$4,003,745

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$16,338,713	$ —	$(16,158,917)	$179,796

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2015

of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

8. OTHER MATTERS

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which currently govern the operations of the Portfolio. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5% of their total assets (previously 80%) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating net asset value (“NAV”) — Only institutional prime and institutional municipal/ tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•

Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to government fund investment thresholds, floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to other money market fund reforms. At this time, management is evaluating the implications of many of these amendments and their impact on the Portfolio’s operations, financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Institutional Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 21, 2016

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LIQUID ASSETS PORTFOLIO

TAX AND DISTRIBUTION INFORMATION	NOVEMBER 30, 2015 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated 100.00% of the Portfolio’s income as QII for the fiscal year ended November 30, 2015.

The Portfolio designates the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The Portfolio made capital gain distributions in December 2015, and hereby designates these long-term capital gain distributions as follows:

Amount in thousands	AMOUNT
Liquid Assets	$1

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LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2015 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2015 through November 30, 2015.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/15 - 11/30/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	*EXPENSES PAID 6/1/2015 - 11/30/2015
Actual	0.03%	$1,000.00	$1,001.10	$0.15
Hypothetical**	0.03%	$1,000.00	$1,024.92	$0.15

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the six months ended November 30, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2015 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)*	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 72 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Memorial Hospital since 1998;	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 66 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Eric A. Feldstein Age: 56 Trustee since 2015

•  Executive Vice President of Fee Based Services, American Express Company since 2010;

•  Member of the Board of Directors of Vente Privee USA (an e-commerce joint venture 50% owned by American Express), 2011-2015;

•  CFO and Operating Partner, Eton Park Capital Management 2008-2009;

•  CEO of GMAC Financial Services 2002-2008.

• None

Sandra Polk Guthman Age: 71 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014.

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Thomas A. Kloet Age: 57 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

*	Mr. Edward J. Condon, Jr. retired as a Trustee effective December 31, 2015.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	22	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2015 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 58 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 29 portfolios)

Casey J. Sylla Age: 72 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 58 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 58 Trustee since 2000	• Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2015 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Steven P. Farmer Age: 44 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since October 2015.

•  Chief Compliance Officer for 50 South Capital Advisors, LLC since February 2015 to present; Chief Compliance Officer from April 2007 to February 2015 and Compliance Associate from June 2006 to April 2007 for Mesirow Advanced Strategies; Alternatives Product Manager and Vice President from February 2006 to June 2006 and Second Vice President from November 2003 to February 2006 for The Northern Trust Company.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 45 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	24	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•   Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 38 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•   Legal Counsel at The Northern Trust Company since 2014; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

INVESTMENT CONSIDERATIONS

LIQUID ASSETS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	26	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ web site at www.northernfunds.com/institutional or the SEC’s web site at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended November 30th as follows:

	2015		2014
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved
(a) Audit Fees	$166,300	N/A	$162,300	N/A
(b) Audit-Related Fees	$0	$0	$4,500	$0
(c) Tax Fees	$28,080(1)	$0	$27,400(1)	$0
(d) All Other Fees	$0	$144,485(2)(3)	$0	$143,075(2)(3)

(1)	Federal and State tax return review. Excise tax return review.

(2)	Procedures performed related to the transfer agent function as required by Rule 17Ad-13(a) of the Securities Exchange Act of 1934 ($35,910 and $34,500 for fiscal years 2015 and 2014, respectively).

(3)	Subscription to online technical support for research on specific accounting, tax and technical matters ($108,575 and $108,575 for fiscal years 2015 and 2014, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2015 and November 30, 2014 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $11,633,565 and $9,138,475 for 2015 and 2014, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on February 7, 2013 (Accession Number 0001193125-13-042679.)

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:   February 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: February 1, 2016

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: February 1, 2016